UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSRS
                                    ________

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-01911

                        SCHRODER CAPITAL FUNDS (DELAWARE)
               (Exact name of registrant as specified in charter)
                                    ________


                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                        Schroder Capital Funds (Delaware)
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2006

                    DATE OF REPORTING PERIOD: APRIL 30, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.

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                           SCHRODER MUTUAL FUNDS

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         APRIL 30, 2006    SEMI-ANNUAL REPORT



                           Schroder North American Equity Fund

                           Schroder U.S. Opportunities Fund

                           Schroder U.S. Small and Mid Cap Opportunities Fund

                           Schroder International Alpha Fund

                           Schroder Emerging Market Equity Fund

                           Schroder Enhanced Income Fund

                           Schroder Total Return Fixed Income Fund

                           Schroder Municipal Bond Fund

                           Schroder Short-Term Municipal Bond Fund









[LOGO OMITTED] SCHRODERS
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SCHRODER MUTUAL FUNDS
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                                            May 20, 2006

Dear Shareholder:

We are pleased to provide the Semi-Annual Report to shareholders of the Schroder Mutual Funds, which covers the six months ended April 30, 2006. The report includes information designed to help you understand the status of your investment--the Management Discussion and Analysis prepared by each portfolio manager explains how they put your money to work in various markets; the Schedules of Investments give you a point-in-time picture of the holdings in your fund; and additional information includes a detailed breakdown of other financial information. We encourage you to read the report and thank you for making Schroders part of your financial plan. Please note that the report includes information covering the Schroder U.S. Small and Mid Cap Opportunities and Emerging Market Equity Funds, both of which were launched on March 31, 2006.

The six months under review offered investors in most asset classes positive returns, although the final two months of 2005 were volatile. Investors, in turn, appear to have increased their risk tolerance during the first quarter, as seen by strong inflows to emerging markets and a sell-off in government bonds. In fact, according to both Morgan Stanley and Emerging Portfolio Fund Research, total investment in emerging markets in the first quarter of 2006 surpassed the total amount recorded in the whole of 2005. An upswing in mergers and acquisitions activity and good global market performance also drove up equity prices through April. However, increased concern over rising U.S. interest rates, the specter of potential inflation, ongoing turmoil in the Middle East and higher oil prices have all combined to raise concerns about the global economy's future growth. Asia continues to be a bright spot, where China and Korea are powering economic growth and Japan is continuing its recovery. The Eurozone is a relatively late entrant in the current global expansion and is being led primarily by Germany. Business confidence in the region continues to improve, including the industrial component of the German IFO index rising to its highest level in 15 years. Industrial production appears to be recovering more strongly than many observers had previously predicted. However, unemployment in Germany continues to weigh on overall consumer spending. Critically important to the ongoing recovery is the European Central Bank's speed of interest rate normalization.

Given factors in the rest of the world, however, investors in the U.S. remained cautious and the market shifted momentum in a number of areas. While U.S. large-cap stocks continued to find favor with investors over the six-month period, it was small- and, especially, mid-cap stocks across the globe that generally delivered the best overall performance. Non-U.S. companies of all sizes generally performed very well, as the falling dollar helped boost returns. In the U.S., market weakness was concentrated in those areas that tend to be particularly sensitive to interest rates--financial services and consumer goods, for example--and technology stocks in general, which cannot seem to establish a new equilibrium following the excesses of the past decade.

With oil prices averaging in excess of $60 per barrel for the six-month period, energy stocks were generally stellar performers, as were drillers, oil service companies and gasoline retailers.

In the global credit markets, the sell-off in government bonds against the backdrop of rising equity markets suggests that investors have raised their expectations for growth and are demanding a higher real return from risk-free assets. This process is likely to continue as growth is expected to rise and the U.S. yield curve to steepen still more. This rise in U.S. bond yields is notable because it has brought an end to the flattening of the yield curve. After the Fed's rate hike in April to 4.75%, long yields rose and the curve finally steepened, suggesting that investors were questioning whether a flat curve was consistent with an improving economic outlook.

The U.S. continues to defy expectations and grow at a strong rate. After a relatively anemic fourth quarter, growth in the first quarter of 2006 was torrid. As of the end of April, the burden of higher energy prices and interest rates had yet to register a significant impact on growth. Several concerns remain, however, about the long-term growth prospects for the U.S. economy. A once-red-hot housing market has begun to slow down--which will decrease the amount of disposable income consumers have to spend on goods and services. Additionally, the price of crude oil remained high and rose to just over $75 per barrel by the middle of April--raising the cost of doing business for corporations and again decreasing consumer discretionary income. While we believe that the U.S. Federal Reserve is nearing the end of its current monetary tightening




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SCHRODER MUTUAL FUNDS
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campaign,  we believe that the prospect of higher  interest  rates  coupled with higher energy costs has investors nervous about the world's stock markets. The U.S. and the global economies depend on continued consumer spending to keep company earnings growing, and the availability of cheap credit and energy is a big part of that equation.

We expect market volatility to rise over the course of the year, and that higher quality securities will continue to find favor with investors. We do not see the current conditions as the start of a more significant downturn in growth. In the absence of any major stimulus from fiscal or monetary policy, however, we believe that the economy is unlikely to experience much acceleration either.

In this type of environment, we believe that the investor who maintains a diversified portfolio--both across asset classes and geographic borders--should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

                                                     Sincerely,

                                                     /s/ Mark A. Hemenetz

                                                     Mark A. Hemenetz, CFA
                                                     President


THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS SEMI-ANNUAL REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF APRIL 30, 2006.




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                                        2

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SCHRODER NORTH AMERICAN EQUITY FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2006)


PERFORMANCE

In the six months ended April 30, 2006, the Schroder North American Equity Fund rose 10.25% (Investor Shares), compared to the FTSE North American Index (the "Index"), a broad-based basket of North American stocks, which rose 10.56%. For the same six-month period, the S&P 500 Index increased 9.64%.

Additionally, in the one month from its inception date on March 31, 2006 to April 30, 2006, Schroder North American Equity Fund's Advisor Shares rose 1.35% compared to an increase in the Index of 1.43% and an increase in the S&P 500 Index of 1.34% during the same one-month period. In the future, this semi-annual report will address six months of performance for both share classes of the Fund.


MARKET BACKGROUND

Equity markets in North America performed reasonably well in the six-month period, driven by generally positive economic news and an increase in merger-and-acquisition activity--both in the U.S. and internationally--involving many market-leading names. U.S. equities continued to lag in global terms, however, apparently hindered by the interest rate outlook.

The Federal Reserve, making its first rate decision with Ben Bernanke as Chairman, raised its key rate by a quarter point to 4.75% (subsequently to 5.00%) and suggested that further tightening might still be necessary, as growth remains strong in its view. Bernanke kept most of his predecessor Alan Greenspan's language in the statement accompanying the decision--this language being closely examined by economists looking for signs of any new strategy.


PORTFOLIO REVIEW

One of the most significant changes to the Fund's positioning over the past several months was in the financials sector. Relative share price movements prompted a rotation from insurance and capital markets stocks into thrifts and real estate stocks, since fears that U.S. interest rates might rise further than anticipated had resulted in weak relative performance from interest-rate-sensitive stocks.

The Fund benefited from particularly good sector allocation and stock selection in the utilities sector, where KEYSPAN rose strongly following a takeover approach, and within the metals and mining industry as commodity prices continued to rise. The single greatest stock contributor was U.S. steel company NUCOR, while TECK COMINCO, the zinc and copper producer, also outperformed as several base metals prices reached multi-year highs. This performance was partially offset by weaker relative performance in the energy and consumer discretionary sectors. In particular, an underweight position in CANADIAN NATURAL RESOURCES, an oil and gas producer in Canada, and negative stock selection in the media and retail industries hurt relative performance.


OUTLOOK

Schroders continues to view the U.S. economy positively. While a moderate deceleration in GDP growth is likely, this environment should be strong enough for corporate profit growth to stay on track. The housing market, which has softened recently, is a primary concern, as is the possibility that low unemployment and a slight up-tick in wage growth may cause some inflationary pressures. Given the length and extent of outperformance from the more cyclical areas of the market, the potential for some near-term profit-taking in these sectors cannot be discounted.




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                                        3

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SCHRODER NORTH AMERICAN EQUITY FUND
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PERFORMANCE INFORMATION
                                                  One Year
                                                   Ended           Inception to
                                               April 30, 2006     April 30, 2006
                                               --------------     --------------
Schroder North American Equity Fund --
   Investor Shares ...........................     17.25%            13.15%(a)
   Advisor Shares ............................       n/a              1.35%(b)

(a)  The Investor Shares commenced operations on September 17, 2003.
(b) Cumulative total return from commencement of Advisor Shares operations (March 31, 2006). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.



                   SECTOR ALLOCATION

SECTOR                              % OF INVESTMENTS
-----------------------------------------------------
   Health & Personal Care                      14.2%
   Commercial & Other Banks                    10.5
   International Oil, Crude &
     Petroleum Products                        10.4
   Financial Institution & Services             9.1
   Other                                        6.5
   Business Services & Computer Services        6.0
   Computers/Telecommunications &
     Office Equipment                           5.3
   Retail Trade                                 5.3
   Electric, Gas Utilities & Telephone          4.8
   Electronics & Instrument/
     Control Equipment                          3.6


SECTOR                              % OF INVESTMENTS
-----------------------------------------------------
   Multi-Line Property & Casualty Insurance     3.5%
   Beverage & Tobacco                           3.0
   Media                                        2.9
   Aerospace & Defense                          2.5
   Insurance-Life & Agents/Brokers              1.8
   Transportation & Storage                     1.8
   Entertainment, Leisure & Toys                1.6
   Chemicals                                    1.5
   Mining, Metals & Minerals                    1.5
   Real Estate                                  1.4
   Food & Grocery Products                      1.2
   Short-Term Investments                       1.6




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                                        4

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SCHRODER U.S. OPPORTUNITIES FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2006)



PERFORMANCE

In the six months ended April 30, 2006, the Schroder U.S. Opportunities Fund rose 19.72% compared to the Russell 2000 Index, a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which rose 18.91%.

The Fund's outperformance was driven by strong stock selection. In particular, stock selection in the healthcare and energy sectors as well as certain technology stocks contributed to performance. Stock selection within the consumer discretionary and consumer staples sectors detracted from the Fund's performance during the six-month period.


MARKET BACKGROUND

Economic news was generally positive during the six months under review. Small companies generally produced strong returns over this time as investors appear to have become more confident in economic prospects. In spite of rising interest rates, high energy prices and a cooling housing market, U.S. consumers have continued to spend. Most sectors of the market produced solid returns, with producer durables and materials and processing among the best performers.

In the small-cap arena, some of the best returns continued to come from energy stocks, which profited from the dramatic increase in oil prices--having reached an all-time high (in absolute dollar terms) of over $75 per barrel during the period.


PORTFOLIO REVIEW

During the six-month period, the Fund performed well, with particularly good performance from our healthcare, technology and energy stocks. Strong contributors to outperformance were RSA SECURITY, which issued strong earnings and won another key contract to supply its user authentication (data protection) package, and RACKABLE SYSTEMS (computer servers and data storage), which reported record earnings from significantly increased margins. Other technology stocks performed well, including INTEGRATED DEVICE TECHNOLOGY and VOLTERRA SEMICONDUCTOR, amid growing confidence in the prospects for increased capital spending in the technology area.

Within financial services, two of the Fund's largest overweights, MAX RE CAPITAL and REINSURANCE GROUP OF AMERICA, hurt relative performance. MAX RE CAPITAL reported a loss in the fourth quarter of 2005 and guidance for 2006 was weaker than the market had expected. REINSURANCE GROUP OF AMERICA reported a strong fourth quarter in 2005 but did not meet full-year 2005 earnings expectations--due in part to adverse claims experience.


OUTLOOK

We believe the U.S. economy is in good shape, supported by Gross Domestic Product numbers, payroll growth, consumer confidence and productivity gains. The Fed appears to be nearing the end of its interest rate tightening phase, allaying fears it would go too far.

Uncertainties include the generally high levels of housing prices and rising inventories of unsold homes. This situation could eventually dampen the consumer's feeling of well-being as levels of home equity decline. Additionally, energy prices continue to be high, influencing the level of discretionary spending for millions of Americans.

Valuation levels continue to be challenging for smaller companies, especially on the heels of the strong performance in the first quarter of 2006. Finding undervalued securities is becoming increasingly difficult. Having said that, we believe that our fundamental-based research process will continue to identify stocks selling at discounts to their fair values in what we believe has become a stockpicker's market--a market that will not likely reward broad ownership of sectors or industries but rather individual names.




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                                        5

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SCHRODER U.S. OPPORTUNITIES FUND
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PERFORMANCE INFORMATION

                                                  One Year Ended       Five Years Ended     Ten Years Ended
                                                  April 30, 2006        April 30, 2006       April 30, 2006
                                                  --------------       ----------------     ---------------
Schroder U.S. Opportunities Fund (a) --
   Investor Shares ............................       31.71%              13.27%(b)            13.23%(b)

(a) The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 1, 2003. The performance results for periods prior to January 1, 2003 were achieved by the Fund under a different portfolio manager.

(b) Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                   TOP 5 HOLDINGS
SECURITY*                           % OF INVESTMENTS
-----------------------------------------------------
Conseco                                      2.4%
Scientific Games Class A                     2.4
RSA Security                                 2.1
Max Re Capital                               1.9
Reinsurance Group of America                 1.5

*Excludes any Short-Term Investments that are part of the top
 5 holdings in the Fund.~



                  SECTOR ALLOCATION
SECTOR                              % OF INVESTMENTS
-----------------------------------------------------
Technology                                16.9%
Healthcare                                14.5
Financial Services                        13.5
Consumer Discretionary                    11.4
Other Energy                               7.0
Business Services                          6.6
Producer Durables                          6.3
Materials & Processing                     6.0
Autos & Transportation                     2.4
Utilities                                  1.6
Telephones & Telecommunications            1.0
Consumer Staples                           0.7
Other                                      0.6
Short-Term Investments                    11.5




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                                        6

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SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2006)



PERFORMANCE

In the one month from its inception date on March 31, 2006 to April 30, 2006, the Schroder U.S. Small and Mid Cap Opportunities Fund rose 1.40% (Investor and Advisor Shares), compared to the Russell 2500 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which rose 0.35%. In a normal six-month reporting period we would expect the performance of the Advisor Class to be lower than Investor Class but, because of the limited time covered by this report the expenses were too minimal to make a material difference. In the future, this semi-annual report will address six months of performance.


MARKET BACKGROUND

Economic news was generally positive during the period. Job growth continues on an upward trajectory and inflation appears to be broadly under control. We have some concerns regarding the softening housing market, but we do not foresee a collapse there. One area that continues to become more challenging is the appropriate valuation levels for small-and mid-cap stocks, especially on the heels of such a strong first quarter in 2006.


PORTFOLIO REVIEW

During the period under review, the Fund benefited from particularly good stock selection in the consumer discretionary, financial services and producer durable sectors. The Fund's underweight in the financial services sector and overweight in the energy sector also helped to drive performance. The Fund's overweight in the healthcare sector detracted from relative performance over the reporting period, as did stock selection in the technology sector.

The most positive contributors were DIVERSA, which develops enzymes and biologically active compounds used in a range of high-growth industries, and lottery games operator SCIENTIFIC GAMES, which continued to perform well. The significant detractors were NOBLE Energy, an oil and gas producer and, in the technology sector, INTERNATIONAL RECTIFIER, which designs and manufactures semiconductors.

PLEASE NOTE THAT STOCK AND SECTOR ATTRIBUTION IS MORE MEANINGFUL OVER LONGER TIME PERIODS.


OUTLOOK

We believe the U.S. economy is in good shape, supported by Gross Domestic Product numbers, payroll growth, consumer confidence and productivity gains. The Fed appears to be nearing the end of its interest rate tightening phase, allaying fears it would go too far.

Uncertainties include the generally high levels of housing prices and rising inventories of unsold homes. This situation could eventually dampen the consumer's feeling of well-being, as levels of home equity decline. Additionally, energy prices remain high, influencing the level of discretionary spending for millions of Americans.

With valuation levels a challenge for small- and mid-cap companies, finding undervalued securities is becoming increasingly difficult. Having said that, we believe that our fundamental-based research process will continue to identify stocks selling at discounts to their fair values in what we believe has become a stockpicker's market--a market that will not likely reward broad ownership of sectors or industries, but rather individual names.




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                                        7

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SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
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PERFORMANCE INFORMATION
                                                               Inception to
                                                              April 30, 2006
                                                              --------------
Schroder U.S. Small and Mid Cap Opportunities Fund (a)--
  Investor Shares ...........................................      1.40%
  Advisor Shares ............................................      1.40%

(a) Cumulative total return from commencement of Fund operations (March 31, 2006). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                    TOP 5 HOLDINGS
SECURITY*                           % OF INVESTMENTS
-----------------------------------------------------
Emulex                                       3.0%
Parametric Technology                        2.8
Activision                                   2.5
VeriSign                                     2.5
Thermo Electron                              2.4

*Excludes any Short-Term Investments that are part of the top
 5 holdings in the Fund.


                    SECTOR ALLOCATION
SECTOR                              % OF INVESTMENTS
-----------------------------------------------------
Technology                                  22.6%
Consumer Discretionary                      15.4
Healthcare                                  14.7
Financial Services                          12.3
Materials & Processing                       9.2
Other Energy                                 8.4
Producer Durables                            4.5
Utilities                                    2.4
Consumer Staples                             2.1
Other                                        1.9
Autos & Transportation                       0.2
Short-Term Investments                       6.3




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                                        8
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SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------


MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2006)



PERFORMANCE

In the six months ended April 30, 2006, the Schroder International Alpha Fund (formerly, Schroder International Fund) rose 24.85% compared to the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index (the "Index"), a broad-based basket of international stocks, which rose 22.89%.

During the period, the Fund's stock selection in Japan, emerging markets and Canada contributed most to performance. From a sector perspective, our choice of stocks in energy, financials, utilities and telecoms added the most value, more than offsetting weaker performance from our consumer discretionary and staples holdings.


MARKET BACKGROUND

Positive economic data and an increase in mergers and acquisitions activity during the period drove international equity markets significantly higher. Consumer and business confidence strengthened in most regions, including the U.S., where resilient consumers continued to spend despite soaring oil prices and rising interest rates. Confidence has also improved in Japan and continental Europe, particularly Germany. Throughout the world and in most areas of the market, corporate earnings remained healthy and often surprised on the upside.


Continental Europe generally produced the best returns in developed international markets during the six-month period. After several years of cutting costs, repairing balance sheets and growing profits, many companies accumulated cash, which fueled the rise in mergers and acquisitions. Export demand also increased, which helped drive markets higher, although consumer spending remained fairly muted despite improving employment conditions. Meanwhile, Japan continued to perform well as its economy, driven by increased consumer spending and strong foreign investment flows, continued to recover. The Bank of Japan signaled the end of its long-running zero-interest-rate policy as it acknowledged that economic growth was sustainable and inflation was returning.

The price of crude oil rose as tensions in the Middle East intensified. The price of several other commodities also rose, with the price of gold soaring on safe-haven buying and copper rallying in response to strong demand growth in China. At the same time, industrial production was strong and increasing demand for capital goods created growing backlogs in company order books. In the period and on a global basis, the materials, industrials and technology sectors produced the best returns. In contrast, telecommunications was the weakest-performing sector.


PORTFOLIO REVIEW

From a regional perspective, our stock selections in Japan, emerging markets and Canada contributed significantly to performance. Companies leveraged into the Japanese recovery turned in some of the best performances, including the Fund's holdings in MITSUBISHI ESTATE (real estate), ORIX (real estate and other financial services) and NITTO DENKO (materials). Performance in Canada was led by two of the Fund's energy holdings, namely SUNCOR ENERGY and NIKO RESOURCES. The strongest-performing stocks in our exposure to emerging markets were PETROBRAS (Brazilian oil company), DAEWOO SHIPBUILDING & MARINE ENGINEERING (Korean industrial) and TELEKOMUNIKASI (Indonesian telecommunications).

Other notable individual performers in the period were companies benefiting from the continued economic strength in China and the mining cycle, such as ATLAS COPCO (Swedish machinery) and RIO TINTO (U.K. mining). Other names, such as RENAULT (French car maker), BG GROUP (U.K. energy), SCHNEIDER ELECTRIC (French capital goods) and ROLLS-ROYCE GROUP (U.K. aerospace), also had strong positive impacts on the portfolio.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------


VODAFONE GROUP was among the greatest detractors from performance, although the U.K. mobile phone giant recovered toward the end of the period as management announced plans to restructure the company. Other detractors included NOVA CHEMICALS (Canada-based commodity chemicals producer) and FRANCE TELECOM, the latter having issued a profits warning as management spoke of tougher trading conditions. The Fund sold its holding in FRANCE TELECOM during the period amid growing concerns over management's commitment to shareholders.


OUTLOOK

We are cautiously optimistic on international equity markets. Growth looks likely to continue a rebalancing as non-U.S. economies become more influential players in global markets. One of the main drivers is still China, which continues to import raw materials (helping the Pacific region, emerging markets and Europe) and "export" deflation to the world through cheap exported goods. We believe that growth is likely to slow this year, but remain robust. Corporate balance sheets are generally healthy, as shown by the current levels of mergers and acquisitions, share buybacks and dividend payouts. We also expect it to continue driving capital spending. Headwinds for the global economy are well-known, including rising interest rates, high energy prices and a slowing U.S. housing market.

The Fund expects to maintain a balanced approach, emphasizing what we believe are high-quality companies at reasonable valuations that we believe demonstrate strong competitive advantages.


PERFORMANCE INFORMATION

                                                        One Year Ended     Five Years Ended       Ten Years Ended
                                                        April 30, 2006      April 30, 2006         April 30, 2006
                                                        --------------     ----------------       ---------------
Schroder International Alpha Fund -- Investor Shares        39.19%             6.12%(a)               6.45%(a)

(a) Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                   TOP 5 HOLDINGS
SECURITY                            % OF INVESTMENTS
-----------------------------------------------------
Rolls-Royce Group                            3.7%
Deutsche Bank                                3.3
Mitsubishi Corp.                             3.1
ORIX                                         3.1
Royal Bank of Scotland Group                 2.9



               GEOGRAPHIC ALLOCATION
-----------------------------------------------------

                 % of Investments                     [PIE CHART OMITTED]

Continental Europe                          30.1%
United Kingdom                              26.5
Japan                                       19.2
Emerging Markets                            11.3
Pacific ex-Japan                             7.0
North America                                5.4
Short-Term Investments                       0.5





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------



MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2006)



PERFORMANCE

In the one month from its inception date on March 31, 2006 to April 30, 2006, the Schroder Emerging Market Equity Fund rose 6.20% (Investor Shares) and 6.10% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the "Index"), a broad-based basket of international stocks, which rose 7.12%. In the future, this semi-annual report will address six months of performance.

During the period, the Fund benefited from its regional strategy--particularly its overweight positions in Russia and Argentina. The Fund's underweight positions in Poland and Hungary, however, detracted from performance. Strong stock selection in India and China helped performance while poor stock selection in Korea and Taiwan hurt the Fund.


MARKET BACKGROUND

Global emerging markets generally posted strong returns over the six-month period, helped by commodity price strength, robust investor inflows and interest rate cuts in markets such as Brazil. Even though interest rates were increased in the United States over the six-month period, overall monetary policy is still generally loose and liquidity strong. For the fifth consecutive year, emerging markets outperformed developed markets, supported by continued strong global growth and liquidity. Furthermore, emerging markets have now provided investors with three consecutive calendar years of positive returns.


PORTFOLIO REVIEW

While stock and sector attribution is more meaningful over longer time periods, Schroder Emerging Market Equity Fund underperformed its benchmark index during the one month since the Fund's inception. The Fund's relatively high exposure to Russia (which also performed strongly) added value but an underweight in the strongly performing Indian market held back relative returns.


OUTLOOK

We believe that the remainder of 2006 is likely to be benign for emerging markets. Global growth conditions appear to be robust (a key consideration as many emerging market countries are significant exporters) while U.S. interest rates look likely to peak in the near future, thus helping to keep both global liquidity rates and demand for emerging market products strong.

Given that emerging markets have had a strong run, however, we expect to be cautious to gradually reduce risk levels in the Fund's portfolio if we detect an increase in risk aversion and a decrease in liquidity. We expect to maintain our basic approach of allocating to the most attractive countries in the emerging market universe and purchasing what are, in our view, the best companies in each country. We are confident that this approach will pay off during the remainder of the year as we anticipate that fundamentals, rather than momentum, will become the key performance drivers.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------


PERFORMANCE INFORMATION
                                                                 Inception to
                                                                April 30, 2006
                                                                --------------
Schroder Emerging Market Equity Fund (a) --
  Investor Shares ..........................................          6.20%
  Advisor Shares ...........................................          6.10%

(a) Cumulative total return from commencement of Fund operations (March 31, 2006). Not annualized.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.





                    TOP 5 HOLDINGS
SECURITY                            % OF INVESTMENTS
-----------------------------------------------------
Samsung Electronics GDR                      7.2%
Petroleo Brasileiro ADR                      4.1
Taiwan Semiconductor Manufacturing
   ADR                                       4.0
Kookmin Bank ADR                             4.0
LUKOIL ADR                                   2.7



               GEOGRAPHIC ALLOCATION
-----------------------------------------------------

                 % of Investments                     [PIE CHART OMITTED]

Asia/Far East                               51.8%
Europe                                      18.5
Latin America                               16.2
Africa                                       8.6
Mid-East                                     3.1
North America                                1.4
Short-Term Investments                       0.4




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------



MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2006)



PERFORMANCE

In the six months ended April 30, 2006, the Schroder Enhanced Income Fund rose 2.13% (Investor Shares) and 1.98% (Advisor Shares), compared to the LIBOR 3-Month USD Fixed Index (the "Index"), a widely used measure of short-term debt returns, which rose 2.33%.

Overall performance trailed the Index during the six-month reporting period due to the rising interest rate environment --the Fund maintained a longer average duration than the Index and was thus held back by the effects of higher short-term interest rates.


MARKET BACKGROUND

In the past six months, the broad U.S. bond market (up 0.56%, as measured by the Lehman Aggregate Bond Index) underperformed the stock market (up 9.64%, as measured by the S&P 500 Index), as investors drove up equity prices late in 2005 and early 2006.

U.S. Treasury yields rose during the reporting period to their highest levels since the start of the Federal Reserve's tightening cycle in June of 2004. The Fed funds rate, at 4.75% on April 30, 2006, moved to 5.0% on May 10. 2-, 10- and 30year Treasury yields ended the reporting period up 48, 50 and 41 basis points, respectively, from the beginning of the reporting period. The yield differential between 2-year and 30-year Treasuries tightened by 8 basis points between October 31, 2005 and April 30, 2006, after being as much as 34 basis points narrower than the October 31, 2005 yield differential in February.

Economic data releases by the end of the reporting period were strong, rebounding from a soft Q4 2005 and the Fed responded as anticipated with its continued tightening. This did not surprise investors and the resulting lack of volatility allowed mortgage-backed securities to perform well in January and February but underperform afterward as investors took profits. Investment grade credit reacted similarly, doing well in January and February but then posting negative returns. The much anticipated re-introduction of the 30-year Treasury bond was in strong demand, performed very well initially and sold off with the rest of the yield curve in March.


PORTFOLIO REVIEW

The Fund underperformed its Index over the past six months. Exposure to the flattening yield curve at the end of 2005 boosted performance but, since the securities held by the Fund had a longer average duration that the securities in the Index, this was offset by the effects of higher short-term interest rates.


OUTLOOK

We expect that interest rate hikes are nearing an end. While more rate hikes are still likely, the Federal Reserve has noted that future actions will be influenced by economic data reports during the coming weeks and months. We see economic growth in the first part of 2006 on track to be in the 3.5% area. We expect that short-term interest rates will remain captive to the eventual peak in the Fed Funds rate but long-term interest rates will remain historically low given the level of both growth and the Fed funds rate. This caused the yield curve to steepen in the early months of 2006.

Although an interest rate pause is certainly possible, the current state of the economy and inflation does not necessarily imply a complete halt by the Fed. The Fund therefore expects to continue to underweight the short end of the yield curve. The recent activity in the marketplace highlights the great amount of uncertainty investors have and we feel volatility, both actual and implied, is due to rise. In the expected market conditions, the Fund expects to continue to seek opportunities in high quality, short-term issues to provide liquidity and current income consistent with the preservation of capital.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------


PERFORMANCE INFORMATION
                                                  One Year           Annualized
                                                   Ended                Since
                                               April 30, 2006      Inception (a)
                                               --------------      -------------
Schroder Enhanced Income Fund --
Investor Shares ............................       3.52%                3.24%
Advisor Shares .............................       3.23%                2.97%

(a) From commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                  TOP 5 HOLDINGS
SECURITY                            % OF INVESTMENTS
-----------------------------------------------------
Countrywide Alternative Loan Trust,
   Series 2005-76, Class 1A1
   5.368%, 1/25/35                           4.8%
AIG 4.759%, 5/03/06                          4.6
Residential Accredit Loans,
   Series 2005-Q02, Class A1
   5.371%, 9/25/45                           3.4
Citicorp 4.763%, 5/01/06                     3.2
American Home Mortgage Investment Trust,
   Series 2005-1, Class 1A1
   5.179%, 6/25/45                           3.1





                   SECTOR ALLOCATION
SECTOR                              % OF INVESTMENTS
-----------------------------------------------------
Collateralized Mortgage Obligations       58.3%
Asset-Backed Securities                   15.6
Mortgage-Backed Obligations                9.7
Commercial Paper                           7.8
U.S. Government Mortgage-Backed
   Obligations                             4.3
U.S. Treasury Obligations                  3.3
Corporate Obligation                       0.2
Short-Term Investment                      0.8




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------



MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2006)



PERFORMANCE

We are pleased to report that during the six months ended April 30, 2006, the Schroder Total Return Fixed Income Fund (formerly, Schroder U.S. Core Fixed Income Fund) rose 0.79% (Investor Shares) and 0.59% (Advisor Shares), compared to the Lehman U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 0.56%.

The Fund's solid performance was largely due to its strategy of owning fewer Treasuries in favor of both residential and commercial mortgage-backed securities. The Fund's overweight position in corporate sectors that did well and underweight position in those that did poorly also helped to drive performance. In addition, the Fund avoided that 2- to 3-year duration segment where the Fed's action seemed to have the most impact while the Fund's exposure to the flattening yield curve --which occurs when the difference between short-term and long-term interest rates is falling--at the end of 2005 had a positive effect on performance as 30-year Treasuries rallied significantly.


MARKET BACKGROUND

U.S. Treasury yields rose during the reporting period to their highest levels since the start of the Federal Reserve's tightening cycle in June of 2004. The Fed funds rate, at 4.75% on April 30, 2006, moved to 5.0% on May 10. 2-, 10- and 30year Treasury yields ended the reporting period up 48, 50 and 41 basis points, respectively, from the beginning of the reporting period. The yield differential between 2-year and 30-year Treasuries tightened by 8 basis points from October 31, 2005 to April 30, 2006. This is a substantial steepening of the yield curve, given that as late as the middle of the first quarter of 2006 it was in inverted territory--having finished the month of February inverted by 17 basis points.

Economic data releases by the end of the reporting period were strong, rebounding from a soft fourth quarter of 2005, and the Fed responded as anticipated with its continued tightening. This did not surprise investors and the resulting lack of volatility allowed mortgage-backed securities to perform well in January and February but underperform afterward as investors took profits. Investment grade credit reacted similarly, doing well in January and February but then posting negative returns. The much anticipated re-introduction of the 30-year Treasury bond was in strong demand, performed very well initially and sold off with the rest of the yield curve in March.


PORTFOLIO REVIEW

Over the last six months the Fund outperformed the Index by maintaining a neutral duration stance (that is to say, the Fund's portfolio was roughly equally sensitive to interest rate changes as the Index), while managing maturities to avoid that 2- to 3-year duration segment where the Fed's action seemed to have the most impact. In addition, the Fund's longer-dated bonds appreciated in price as the yield curve flattened toward the end of 2005.

Throughout the last month of 2005, the Fund's overweight position in residential securities and its underweight position in both commercial mortgage-backed securities and agencies helped performance. Although corporate bonds generally performed poorly, it was the Fund's overweight position in insurance, the best performing corporate sector, coupled with avoiding the worst performing issuers that contributed to returns. Exposure to the flattening yield curve has been positive overall and, in early March, the Fund reduced some exposure to realize profits.


OUTLOOK

We expect that interest rate hikes are nearing an end. While more rate hikes are still likely, the Federal Reserve has noted that future actions will be influenced by economic data reports during the coming weeks and months. We see economic growth in the first part of 2006 on track to be in the 3.5% area. We expect that short-term interest rates will remain captive to the eventual peak in the Fed funds rate but long-term interest rates will remain historically low given the level of both growth and the Fed funds rate. This caused the yield curve to steepen in the early months of 2006.

Although an interest rate pause is certainly possible, the current state of the economy and inflation does not necessarily imply a complete halt by the Fed. The Fund therefore expects to continue to underweight the short end of the yield curve and look to reduce long duration exposure in the 30-year government sector in favor of a neutral weighting of the middle of the curve. The recent activity in the marketplace highlights the great amount of uncertainty investors have and we feel that volatility, both actual and implied, is due to rise.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------



PERFORMANCE INFORMATION

                                                          One Year           Annualized
                                                           Ended                Since
                                                       April 30, 2006       Inception (a)
                                                       --------------       -------------
Schroder Total Return Fixed Income Fund --
  Investor Shares ...................................        1.00%               1.73%
  Advisor Shares ....................................        0.67%               1.42%

(a) From commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                     TOP 5 HOLDINGS
SECURITY*                           % OF INVESTMENTS
-----------------------------------------------------
FHLMC Gold
   5.500%, 12/01/34                          7.6%
U.S. Treasury Note
   4.875%, 4/30/11                           4.7
U.S. Treasury Bond
   4.500%, 2/15/16                           4.6
U.S. Treasury Note
   4.500%, 2/28/11                           4.2
Toyota Motor Credit
   4.749%, 5/03/06                           4.0


*Excludes any Short-Term Investments that are part of the top
 5 holdings in the Fund.


                   SECTOR ALLOCATION
SECTOR                              % OF INVESTMENTS
-----------------------------------------------------
U.S. Government Mortgage-Backed
   Obligations                            23.4%
U.S. Treasury Obligations                 21.8
Corporate Obligations                     15.6
Mortgage-Backed Obligations               14.1
Commercial Paper                          11.9
Collateralized Mortgage Obligations        3.5
Asset-Backed Securities                    2.0
Short-Term Investment                      7.7




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------



MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2006)



PERFORMANCE

In the six months ended April 30, 2006, we are pleased to report that the Schroder Municipal Bond Fund rose 1.75% (Investor Shares) and 1.52% (Advisor Shares), compared to the Lehman 5-Year Municipal Bond Index (the "Index"), a broad-based basket of intermediate-term municipal debt securities, which rose 0.96%.

The Fund's outperformance was largely due to its high-quality securities, which generated a higher level of yield and income than the Index. The Fund's relatively high level of income provided a cushion against declining bond prices during the reporting period. The municipal bond market performed significantly better than the taxable markets during the six-month period. The Lehman Brothers Municipal Bond Index (which contains tax-exempt municipal bonds with maturities across the yield curve) returned 1.56% for the six-month period while the Lehman Brothers Aggregate Bond Index (comprised of taxable securities) returned 0.56% for the period.


MARKET BACKGROUND

In the six-month period, the broad U.S. bond market (up 0.56%, as measured by the Lehman Aggregate Bond Index) underperformed the stock market (up 9.64%, as measured by the S&P 500 Index), as investors drove up equity prices late in 2005 and early 2006. The bond market suffered from continued increases in the Fed funds rate by the Federal Reserve to counteract the possibility of inflation. Since June of 2004, the Federal Reserve increased the Fed funds rate 15 straight times--rising from a low of 1.00% to 4.75% by the end of April (and, subsequently, to 5.00% on May 10, 2006).

Accordingly, rates across the Treasury curve increased, even on the long end as investors demanded a higher premium for holding longer-term bonds. The yield on the 2-year Treasury increased by 0.66%--from 4.18% to 4.84% during the reporting period. The yield of the 10-year Treasury rose by 0.47% from 4.42% to 4.89%. On the long end of the yield curve, the 30-year Treasury yield increased from 4.16% to 4.90%, or 0.74% during the same time period.

Municipal yields took their cue from the Treasury market as the yield on a 2-year AAA-rated municipal bond yield rose 0.29%--from 3.24% to 3.53%. The AAA-rated yield on a 30-year municipal bond remained relatively flat at 4.41% during the six-month period. By the end of the period under discussion, supply in the municipal market was down about 40% from record-setting levels in 2005 ($408 billion for the total year). Almost half of the securities issued in 2005 were the result of municipalities taking advantage of lower interest rates and refunding older issues. Supply will continue to decrease as municipalities exhaust the supply of available issues to refund.


PORTFOLIO REVIEW

In the six months under consideration, the Fund outperformed the Index by exploiting the inefficiencies in the municipal bond market, which is highly fragmented in nature and geographically dispersed. Purchasing high quality bonds that we believed to be undervalued resulted in a higher level of yield generation and income for the Fund.

A good example is NEW MEXICO STATE SEVERANCE TAX, a utilities bond. When the Fund added NEW MEXICO STATE to its portfolio the bond was rated AA. During the period this bond was pre-refunded, thus becoming AAA-rated and backed with U.S. Treasury issues.

One bond that underperformed during the period was IIS/SYSKA HOLDINGS ENERGY, a corporate security with a 2008 maturity. Despite being a corporate issue, the Fund purchased it for the tax-adjusted yield advantage it offered versus like-dura-tion municipal bonds. IIS/SYSKA HOLDINGS ENERGY is backed by General Motors bonds and was therefore downgraded during January, 2006.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


During the six-month period ended April 30, 2006, the Fund maintained duration similar to the Index's. The Fund also normally maintains a diversified maturity range, which helps limit the effect when any one segment of the yield curve is hurt by rising rates, as happened in short- and long-term yields during the six-month period. The Fund's 47.4% allocation to short-term bonds (three years maturity or less) helped performance during the period.


OUTLOOK

We expect to continue to stick to our discipline, which seeks to add value through bottom-up security selection and diversification. Due to the municipal bond market inefficiencies, we have been able to find what we believe is high relative value in tax-exempt municipals that are refunded and collateralized and expect to continue to invest in these types of securities.


PERFORMANCE INFORMATION
                                           One Year Ended        Annualized
                                           April 30, 2006     Since Inception(a)
                                           --------------     ------------------
Schroder Municipal Bond Fund --
   Investor Shares ......................      2.89%                 3.19%
   Advisor Shares .......................      2.53%                 2.88%


(a) From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                 SECTOR ALLOCATION

SECTOR                              % OF INVESTMENTS
-----------------------------------------------------
Insured                                   29.6%
Housing                                   11.7
Escrowed to Maturity/Pre-Refunded          7.1
Education                                  6.8
Federal Agency                             6.6
Revenue Bond                               5.7
Industrial Development                     5.4
Corporate Supported                        5.4


SECTOR                              % OF INVESTMENTS
-----------------------------------------------------
General Obligation                         3.4%
Corporate Obligations                      3.4
Tax Increment Financings                   2.3
Healthcare                                 2.1
Financing                                  1.8
Certificate of Participation               1.0
Transportation                             0.6
Short-Term Investment                      7.1




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------



MANAGEMENT DISCUSSION AND ANALYSIS (AS OF MAY 20, 2006)



PERFORMANCE

In the six months ended April 30, 2006, we are pleased to report that the Schroder Short-Term Municipal Bond Fund rose 1.38% (Investor Shares) and 1.25% (Advisor Shares), compared to the Lehman 1-Year Municipal Bond Index (the "Index"), a broad-based basket of short-term municipal debt securities, which rose 0.98%.

The Fund's outperformance was largely due to its high-quality securities which generated a higher level of yield and income than the Index. The Fund's superior level of income provided a cushion against declining bond prices during the reporting period. The municipal bond market performed significantly better than the taxable markets during the six-month period. The Lehman Brothers Municipal Bond Index (which contains tax-exempt municipal bonds with maturities across the yield curve) returned 1.56% for the six-month period while the Lehman Brothers Aggregate Bond Index (comprised of taxable securities) returned 0.56% for the period.


MARKET BACKGROUND

In the six-month period, the broad U.S. bond market (up 0.56%, as measured by the Lehman Aggregate Bond Index) underperformed the stock market (up 9.64%, as measured by the S&P 500 Index), as investors drove up equity prices late in 2005 and early 2006. The bond market suffered from continued increases in the Fed funds rate by the Federal Reserve to counteract the possibility of inflation. Since June of 2004, the Federal Reserve increased the Fed funds rate 15 straight times--rising from a low of 1.00% to 4.75% (and, subsequently, to 5.00% on May 10, 2006).

Accordingly, rates across the Treasury curve increased, even on the long end as investors demanded a higher premium for holding longer-term bonds. The yield on the 2-year Treasury increased by 0.66%--from 4.18% to 4.84% during the reporting period. The yield of the 10-year Treasury rose by 0.47% from 4.42% to 4.89%.

Municipal yields took their cue from the Treasury market as the yield on a 2-year AAA-rated municipal bond yield rose 0.29%--from 3.24% to 3.53%. By the end of the period under discussion, supply in the municipal market was down significantly from record-setting levels in 2005 ($408 billion for the total year). Almost half of the 2005 issuance arose from municipalities taking advantage of lower interest rates and refunding older issues. Supply will continue to decrease as municipalities exhaust the supply of available issues to refund.


PORTFOLIO REVIEW

In the six-month period, the Fund outperformed the Index by exploiting the inefficiencies in the municipal bond market, which is highly fragmented in nature and geographically dispersed. Purchasing high quality bonds that we believed to be undervalued resulted in a higher level of yield generation and income for the Fund.

A good example of the Fund's focus on credit enhancement through selecting issues we judge to have high credit quality is the nature of its holdings in the hurricane-devastated Gulf Coast region. The Fund holds just over $4 million in total municipal debt in the Gulf Coast region, most of which was purchased before the hurricanes. The bonds we hold in the Fund were not affected by the hurricanes and are mostly secured by third-party guarantees through insurance, a corporate guaranty, underlying mortgages, a bank letter of credit, secured by U.S. Treasuries or a federal government agency.

One bond that underperformed during the period was IIS/SYSKA HOLDINGS ENERGY, a corporate security with a 2008 maturity. Despite being a corporate issue, the Fund purchased it for the tax-adjusted yield advantage it offered versus like-dura-tion municipal bonds. IIS/SYSKA HOLDINGS ENERGY is backed by General Motors bonds and was therefore downgraded during January of 2006.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


During the six-month period ended April 30, the Fund maintained its duration similar to the Index's. Excess return is generated by purchasing higher-yielding, undervalued municipal securities. The Fund also maintains a diversified maturity range, which helps limit the effect when any one segment of the yield curve is hurt by rising rates, as happened in short-and long-term yields during the six-month period. The Fund's 86.8% allocation to short-term bonds (three years maturity or less) helped performance over the past six months.


OUTLOOK

We expect to continue to stick to our discipline, which seeks to add value through bottom-up security selection and diversification. Due to the municipal bond market inefficiencies, we have been able to find what we believe is high relative value in tax-exempt municipals that are refunded and collateralized and expect to continue to invest in these types of securities.


PERFORMANCE INFORMATION

                                                     One Year Ended             Annualized
                                                     April 30, 2006         Since Inception(a)
                                                     --------------         ------------------
Schroder Short-Term Municipal Bond Fund --
 Investor Shares .................................        2.73%                   2.19%
 Advisor Shares ..................................        2.47%                   1.94%

(a) From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                   SECTOR ALLOCATION

SECTOR                              % OF INVESTMENTS
-----------------------------------------------------
Federal Agency                            20.4%
Insured                                   14.5
Industrial Development                     9.8
Housing                                    8.3
Escrowed to Maturity/Pre-Refunded          7.6
Corporate Supported                        5.6
Revenue Bond                               4.6
General Obligation                         4.3
Corporate Obligations                      3.5
Utilities                                  3.5


SECTOR                              % OF INVESTMENTS
-----------------------------------------------------
Healthcare                                 2.1%
Community Development                      1.6
Education                                  1.6
Transportation                             1.3
Tax Increment Financings                   1.2
Economic Development                       0.8
Special Assessment                         0.5
Sanitation                                 0.4
Special Obligation                         0.2
Short-Term Investments                     8.2





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 2006 (UNAUDITED)

   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - 98.4%
            BERMUDA - 1.1%
            BUSINESS SERVICES & COMPUTER
            SERVICES - 0.2%
    126,287 Accenture Class A               3,671,163
                                       --------------
            DIVERSIFIED INDUSTRIAL - 0.3%
    180,970 Tyco International              4,768,560
                                       --------------
            INTERNATIONAL OIL, CRUDE &
            PETROLEUM PRODUCTS - 0.2%
     62,018 Nabors Industries (1)           2,315,132
                                       --------------
            MACHINERY & ENGINEERING
            SERVICES - 0.0%
        200 Ingersoll-Rand Class A              8,750
                                       --------------
            MULTI-LINE PROPERTY & CASUALTY
            INSURANCE - 0.4%
     83,500 ACE                             4,637,590
     16,966 Arch Capital Group (1)          1,030,684
                                       --------------
                                            5,668,274
                                       --------------
            Total Bermuda                  16,431,879
                                       --------------
            CANADA - 5.5%
            AUTO COMPONENTS - 0.1%
     22,606 Magna International Class A     1,773,079
                                       --------------
            BUSINESS SERVICES & COMPUTER
            SERVICES - 0.1%
     32,900 Cognos (1)                      1,227,678
     11,000 MacDonald Dettwiler &
              Associates (1)                  502,013
                                       --------------
                                            1,729,691
            CHEMICALS - 0.2%
     72,200 Agrium                          1,867,186
     22,911 Methanex                          507,425
                                       --------------
                                            2,374,611
            COMMERCIAL & OTHER BANKS - 0.8%
     30,844 Bank of Montreal                1,784,950
     57,542 Canadian Imperial
              Bank of Commerce              4,260,940
     55,955 National Bank of Canada         3,121,463
     59,264 Royal Bank of Canada            2,537,082
     24,020 Toronto-Dominion Bank           1,342,326
                                       --------------
                                           13,046,761
            COMPUTERS/TELECOMMUNICATIONS
            & OFFICE EQUIPMENT - 0.1%
     10,489 Research In Motion (1)            804,110
                                       --------------


   Shares                                   Value $
   ------                                   -------
            DIVERSIFIED CONSUMER GOODS/
            SERVICES - 0.1%
     42,527 Cinram International            1,107,414
                                       --------------
            ELECTRIC, GAS UTILITIES & TELEPHONE - 0.5%
      9,419 Atco Class I                      285,899
     83,449 BCE                             2,057,289
      2,197 Canadian Utilities Class A         74,020
     26,112 Enbridge                          774,598
     12,976 Manitoba Telecom Services         513,350
     49,999 TELUS (Non-Voting)              2,067,073
     71,342 TransCanada                     2,108,020
                                       --------------
                                            7,880,249
            FINANCIAL INSTITUTION & SERVICES - 0.8%
     95,988 CI Fund Management              2,759,816
     63,741 Great-West Lifeco               1,683,789
     53,258 IGM Financial                   2,518,734
     32,153 Laurentian Bank of Canada         937,400
     97,921 Power Corp. of Canada           2,787,353
        800 Power Financial                    24,283
     25,565 TSX Group                       1,111,820
                                       --------------
                                           11,823,195
            FOOD & GROCERY PRODUCTS - 0.1%
     26,533 George Weston                   2,092,249
                                       --------------
            HEALTH & PERSONAL CARE - 0.0%
      2,814 Biovail                            73,277
                                       --------------
            INSURANCE - 0.0%
        539 Northbridge Financial (1)          15,724
                                       --------------
            INTERNATIONAL OIL, CRUDE &
            PETROLEUM PRODUCTS - 1.1%
     23,412 Canadian Natural Resources      1,407,862
     15,244 EnCana                            762,268
     39,578 Imperial Oil                    4,302,403
     57,600 Penn West Energy Trust          2,230,293
    105,764 Petro-Canada                    5,205,387
     18,542 Precision Drilling Trust          658,718
     45,484 Shell Canada                    1,707,431
     11,400 Talisman Energy                   644,113
                                       --------------
                                           16,918,475
            MEDIA - 0.4%
    118,253 Shaw Communications Class B     3,185,159
     57,600 Thomson                         2,302,969
                                       --------------
                                            5,488,128
            MINING, METALS & MINERALS - 0.5%
     29,099 Agnico-Eagle Mines              1,067,614
     80,500 AUR Resources                   1,177,785
      3,939 Goldcorp                          138,350
     59,361 Inco                            3,350,245
        551 Inmet Mining                       19,944


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            MINING, METALS & MINERALS - (CONTINUED)
      7,064 IPSCO                             729,346
     29,997 Teck Cominco Class B            2,069,055
                                       --------------
                                            8,552,339
            REAL ESTATE - 0.0%
     13,600 Summit REIT                       304,372
                                       --------------
            RETAIL TRADE - 0.4%
     58,428 Alimentation Couche Tard
              Class B                       1,339,008
     30,705 Canadian Tire Class A           1,730,745
     50,582 Loblaw                          2,594,506
                                       --------------
                                            5,664,259
            TRANSPORTATION & STORAGE - 0.3%
    107,729 Canadian National Railway       4,832,622
                                       --------------
            Total Canada                   84,480,555
                                       --------------
            CAYMAN ISLANDS - 0.6%
            AEROSPACE & DEFENSE - 0.2%
     30,320 Garmin                          2,618,435
                                       --------------
            COMPUTERS/TELECOMMUNICATIONS
            & OFFICE EQUIPMENT - 0.2%
     97,830 Seagate Technology              2,598,365
                                       --------------
            MULTI-LINE PROPERTY &
            CASUALTY INSURANCE - 0.2%
     56,757 XL Capital Class A              3,739,719
                                       --------------
            Total Cayman Islands            8,956,519
                                       --------------
            PUERTO RICO - 0.0%
            COMMERCIAL & OTHER BANKS - 0.0%
        500 Doral Financial                     3,955
     35,920 Popular                           742,826
                                       --------------
            Total Puerto Rico                 746,781
                                       --------------
            UNITED STATES - 91.2%
            AEROSPACE & DEFENSE - 2.4%
     12,901 Alliant Techsystems (1)         1,031,951
     18,400 BE Aerospace (1)                  478,952
     45,592 Boeing                          3,804,652
     80,648 General Dynamics                5,292,122
     18,734 Honeywell International           796,195
     32,380 L-3 Communications Holdings     2,645,446
     85,713 Lockheed Martin                 6,505,617
     30,779 Northrop Grumman                2,059,115
     22,120 Orbital Sciences (1)              346,178
     36,800 Textron                         3,310,160
      6,647 United Industrial                 436,708
    152,213 United Technologies             9,560,498
                                       --------------
                                           36,267,594
                                       --------------


   Shares                                   Value $
   ------                                   -------
            AUTO COMPONENTS - 0.4%
     17,500 Autoliv                           967,750
     57,220 Johnson Controls                4,666,291
      9,326 Polaris Industries                446,716
                                       --------------
                                            6,080,757
            AUTOMOBILES - 0.4%
    181,376 Ford Motor                      1,260,563
     47,788 Harley-Davidson                 2,429,542
     41,220 Paccar                          2,964,955
                                       --------------
                                            6,655,060
            BEVERAGE & TOBACCO - 3.0%
    174,082 Altria Group                   12,735,839
     81,345 Anheuser-Busch                  3,626,360
    335,144 Coca-Cola                      14,062,642
     71,485 Coca-Cola Enterprises           1,396,102
    100,422 Pepsi Bottling Group            3,223,546
    174,323 PepsiCo                        10,152,572
        210 Seaboard                          323,820
     31,200 UST                             1,370,616
                                       --------------
                                           46,891,497
            BUILDING & CONSTRUCTION - 1.2%
      7,768 Beazer Homes USA                  447,670
     20,751 Brookfield Homes                  966,997
     24,286 Centex                          1,350,302
     86,532 DR Horton                       2,597,691
     13,800 Drew Industries (1)               495,972
      2,013 Eagle Materials                   133,361
     20,389 Florida Rock Industries         1,271,662
     39,635 KB Home                         2,440,327
     49,765 Lennar Class A                  2,733,591
    136,338 Masco                           4,349,182
     14,035 Universal Forest Products       1,049,397
      9,521 USG (1)                         1,018,461
                                       --------------
                                           18,854,613
            BUSINESS SERVICES & COMPUTER
            SERVICES - 5.7%
     20,300 Adobe Systems (1)                 795,760
     14,800 Akamai Technologies (1)           498,612
     39,300 aQuantive (1)                     984,858
     51,089 Avery Dennison                  3,193,063
     74,716 Check Point Software
              Technologies (1)              1,445,755
     25,335 Cognizant Technology
              Solutions Class A (1)         1,611,559
     54,386 Computer Sciences (1)           3,184,300
     16,200 Digital River (1)                 705,348
     85,040 Earthlink (1)                     773,014
     28,465 Electronic Data Systems           770,832
     39,208 Fair Isaac                      1,455,009
     23,846 Google Class A (1)              9,966,197
    195,168 International Business
              Machines                     16,070,133


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            BUSINESS SERVICES & COMPUTER
            SERVICES - (CONTINUED)
     20,264 Kronos (1)                        924,849
     47,400 McAfee (1)                      1,236,666
     11,400 Mercury Interactive (1)           409,830
  1,190,560 Microsoft                      28,752,024
      5,622 MicroStrategy Class A (1)         527,006
      1,001 Netgear (1)                        22,473
     92,039 Novell (1)                        756,561
    369,697 Oracle (1)                      5,393,879
     30,900 Premiere Global Services (1)      241,329
        100 ProQuest (1)                        1,570
     48,233 Republic Services               2,122,734
     20,579 United Online                     265,263
     69,607 Waste Management                2,607,478
     10,800 West (1)                          500,256
     68,781 Yahoo! (1)                      2,254,641
                                       --------------
                                           87,470,999
            CHEMICALS - 1.4%
     32,822 3M                              2,803,984
     60,462 Air Products & Chemicals        4,142,856
     10,700 Airgas                            432,815
    151,063 Dow Chemical                    6,134,668
     71,093 EI du Pont de Nemours           3,135,201
     57,182 International Flavors &
              Fragrances                    2,020,240
     46,375 Lyondell Chemical               1,117,638
      9,800 Nuco2 (1)                         280,672
      2,587 Olin                               53,163
        200 Praxair                            11,226
      3,137 Rohm & Haas                       158,732
     17,300 Schulman                          414,162
     16,988 Westlake Chemical                 515,586
                                       --------------
                                           21,220,943
            COMMERCIAL & OTHER BANKS - 9.6%
    572,266 Bank of America                28,567,519
    120,264 Bank of New York                4,227,280
     99,579 BB&T                            4,275,922
    590,599 Citigroup                      29,500,420
        928 Citizens Banking                   24,267
     53,567 Comerica                        3,046,355
    102,271 Fifth Third Bancorp             4,133,794
     98,684 First Niagara Financial
              Group                         1,381,576
     16,084 Fremont General                   357,708
     13,024 Huntington Bancshares             314,530
    414,197 JPMorgan Chase                 18,796,260
     96,600 Keycorp                         3,692,052
        900 Partners Trust Financial
              Group                            10,620
    109,071 Regions Financial               3,982,182
     19,300 Sky Financial Group               498,905
      8,644 South Financial Group             234,512


   Shares                                   Value $
   ------                                   -------
     81,647 SunTrust Banks                  6,313,762
    286,775 U.S. Bancorp                    9,016,206
    134,073 Wachovia                        8,024,269
    166,454 Washington Mutual               7,500,417
    216,845 Wells Fargo                    14,895,083
                                       --------------
                                          148,793,639
            COMPUTERS/TELECOMMUNICATIONS
            & OFFICE EQUIPMENT - 5.0%
     15,513 American Tower Class A (1)        529,614
     82,278 Apple Computer (1)              5,791,548
    293,234 AT&T                            7,685,663
     83,048 Avaya (1)                         996,576
      8,700 Black Box                         408,204
    725,605 Cisco Systems (1)              15,201,425
    124,684 Corning (1)                     3,445,019
    204,454 Dell (1)                        5,356,695
    111,218 EMC (1)                         1,502,555
     57,200 Foundry Networks (1)              812,812
    222,311 Hewlett-Packard                 7,218,438
     70,871 Juniper Networks (1)            1,309,696
     22,491 Komag (1)                         945,522
     47,030 Lexmark International
              Class A (1)                   2,290,361
    365,470 Lucent Technologies (1)         1,019,661
    324,954 Motorola                        6,937,768
     65,800 Network Appliance (1)           2,439,206
     40,900 Nextel Partners Class A (1)     1,159,106
     25,856 NII Holdings (1)                1,548,774
     39,000 Palm (1)                          881,400
    196,182 Qualcomm                       10,071,984
      5,077 SpectraLink                        60,569
      6,800 Telephone & Data Systems          256,360
      1,231 Ulticom (1)                        12,347
                                       --------------
                                           77,881,303
            DIVERSIFIED CONSUMER GOODS/
            SERVICES - 0.7%
    156,699 Archer-Daniels-Midland          5,694,442
     34,300 Bunge                           1,829,905
      4,401 Coach (1)                         145,321
     17,156 Liz Claiborne                     669,942
     32,741 Nike Class B                    2,679,523
                                       --------------
                                           11,019,133
            DIVERSIFIED INDUSTRIAL MANUFACTURING - 0.3%
        610 Blyth                              12,535
      3,421 Encore Wire (1)                   143,443
     31,568 Owens-Illinois (1)                577,063
     43,300 Rockwell Automation             3,137,518
                                       --------------
                                            3,870,559
            ELECTRIC, GAS UTILITIES & TELEPHONE - 4.3%
     78,011 Alltel                          5,021,568
    114,717 American Electric Power         3,838,431


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            ELECTRIC, GAS UTILITIES &
            TELEPHONE - (CONTINUED)
     14,400 Atmos Energy                      382,176
     29,000 Avista                            609,290
    127,808 BellSouth                       4,317,354
     56,313 CenturyTel                      2,123,000
     58,572 CMS Energy (1)                    780,179
    176,586 Duke Energy                     5,142,184
        400 Energy Transfer Partners           16,064
     13,900 Great Plains Energy               392,675
     96,868 KeySpan                         3,911,530
     40,517 Kinder Morgan                   3,566,306
     32,910 Nicor                           1,303,565
     33,347 NiSource                          703,955
     25,600 OGE Energy                        772,096
     78,445 Oneok                           2,589,469
     87,800 PG&E                            3,497,952
     51,183 Progress Energy                 2,190,632
    274,100 Qwest Communications
              International (1)             1,839,211
    149,525 Southern                        4,819,191
    214,217 Sprint                          5,312,582
     20,990 Telephone & Data Systems          822,808
     34,400 Valor Communications Group        448,920
    280,490 Verizon Communications          9,264,585
     42,051 WPS Resources                   2,102,130
     57,327 Xcel Energy                     1,080,041
                                       --------------
                                           66,847,894
            ELECTRICAL EQUIPMENT - 0.8%
     30,565 Amphenol Class A                1,766,657
     32,900 Eaton                           2,521,785
     55,466 Emerson Electric                4,711,837
     33,905 Energizer Holdings (1)          1,734,241
     16,669 General Cable (1)                 526,240
     24,275 Thomas & Betts (1)              1,382,461
                                       --------------
                                           12,643,221
            ELECTRONICS & INSTRUMENT/CONTROL
            EQUIPMENT - 3.6%
     25,175 Advanced Micro Devices (1)        814,411
    104,908 Altera (1)                      2,291,191
     63,791 Analog Devices                  2,418,955
    265,272 Applied Materials (1)           4,761,632
     26,618 Arrow Electronics (1)             963,572
     16,786 Broadcom Class A (1)              690,072
     16,808 Ditech Communications (1)         158,331
      3,728 Freescale Semiconductor
               Class B (1)                    118,066
     47,873 Harris                          2,229,446
    725,420 Intel                          14,493,891
     33,209 InterVoice (1)                    238,773
     56,980 Kla-Tencor                      2,744,157
     47,425 Lam Research (1)                2,318,134


   Shares                                   Value $
   ------                                   -------
     80,000 Linear Technology               2,840,000
      1,823 Mattson Technology (1)             20,946
     60,299 Maxim Integrated Products       2,126,143
     30,501 MEMC Electronic Materials (1)   1,238,341
     61,426 Microchip Technology            2,288,733
        300 Micron Technology (1)               5,091
     75,589 National Semiconductor          2,266,158
     19,275 Pitney Bowes                      806,659
     31,011 Plantronics                     1,162,912
      8,000 Raven Industries                  324,240
      6,000 Rogers (1)                        370,200
     43,100 Silicon Image (1)                 439,620
    152,295 Texas Instruments               5,286,159
     24,576 WESCO International (1)         1,843,200
                                       --------------
                                           55,259,033
            ENTERTAINMENT, LEISURE & TOYS - 1.6%
     11,444 Ameristar Casinos                 281,637
     49,168 Brinker International           1,925,419
     20,400 CBRL Group                        830,484
        700 Cedar Fair LP                      19,705
    158,226 Cendant                         2,757,879
     63,544 Darden Restaurants              2,516,342
     14,215 Domino's Pizza                    374,281
     25,931 GTECH Holdings                    885,803
    106,300 International Game Technology   4,031,959
     21,300 Jack in the Box (1)               890,340
    103,236 Mattel                          1,670,359
     53,044 McDonald's                      1,833,731
     16,700 Regal Entertainment Group
              Class A                         351,034
     38,248 Royal Caribbean Cruises         1,598,384
     29,800 Ruby Tuesday                      887,146
    113,800 Starbucks (1)                   4,241,326
                                       --------------
                                           25,095,829
            FINANCIAL INSTITUTION & SERVICES - 8.3%
     11,143 Accredited Home Lenders
              Holding (1)                     643,954
     10,115 Advanta Class B                   385,988
        750 Affiliated Managers Group (1)      75,975
    103,933 American Express                5,592,635
     25,616 AmeriCredit (1)                   775,652
     23,803 Bear Stearns                    3,392,166
     49,750 Capital One Financial           4,310,340
     44,975 CapitalSource                   1,056,913
        197 Chicago Mercantile Exchange
              Holdings                         90,226
     65,148 CIT Group                       3,518,643
    142,143 Fannie Mae                      7,192,436
     25,497 First American                  1,086,172
    129,238 First Data                      6,163,360
     47,280 Fiserv (1)                      2,131,382
      8,506 Franklin Resources                792,079


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            FINANCIAL INSTITUTION &
            SERVICES - (CONTINUED)
    111,167 Freddie Mac                     6,787,857
  1,038,164 General Electric               35,910,093
     54,503 Goldman Sachs Group             8,736,286
    119,794 H&R Block                       2,734,897
     30,256 IndyMac Bancorp                 1,461,970
     29,381 Legg Mason                      3,481,061
     46,561 Lehman Brothers Holdings        7,037,695
     29,786 Mellon Financial                1,120,847
     53,563 Merrill Lynch                   4,084,714
        600 Moody's                            37,206
    154,395 Morgan Stanley                  9,927,599
     89,012 Paychex                         3,595,195
     48,321 T Rowe Price Group              4,068,145
     92,821 TD Ameritrade Holding           1,722,758
                                       --------------
                                          127,914,244
            FOOD & GROCERY PRODUCTS - 1.0%
     67,272 Dean Foods (1)                  2,664,644
     70,806 General Mills                   3,493,568
     41,238 Kellogg                         1,909,732
    167,421 Sara Lee                        2,991,813
    135,929 Sysco                           4,062,918
     14,742 Wm. Wrigley Jr.                   693,906
      3,686 Wm. Wrigley Jr. Class B           173,771
                                       --------------
                                           15,990,352
            FORESTRY & PAPER PRODUCTS - 0.4%
     65,092 Louisiana-Pacific               1,795,237
     61,721 Weyerhaeuser                    4,349,479
                                       --------------
                                            6,144,716
            HEALTH & PERSONAL CARE - 14.2%
    212,255 Abbott Laboratories             9,071,779
     29,779 Aetna                           1,146,491
     20,412 Alcon                           2,076,104
     35,651 Allergan                        3,662,071
     40,172 AmerisourceBergen               1,733,422
    149,486 Amgen (1)                      10,120,202
     56,469 Applera - Applied Biosystems
              Group                         1,628,566
    123,141 Baxter International            4,642,416
     83,358 Becton Dickinson                5,254,888
     54,100 Biogen Idec (1)                 2,426,385
        317 Biomet (1)                         11,786
    150,928 Boston Scientific (1)           3,507,567
    312,942 Bristol-Myers Squibb            7,942,468
     92,884 Cardinal Health                 6,255,737
     84,070 Caremark Rx (1)                 3,829,388
     57,694 Celgene (1)                     2,432,379
     48,105 Clorox                          3,087,379
    101,158 Colgate-Palmolive               5,980,461


   Shares                                   Value $
   ------                                   -------
     29,508 Coventry Health Care (1)        1,465,662
     13,884 DJ Orthopedics (1)                552,028
    167,618 Eli Lilly                       8,870,345
     39,055 Express Scripts (1)             3,051,758
     54,882 Genentech (1)                   4,374,644
     34,067 Genzyme (1)                     2,083,538
     76,859 Gilead Sciences (1)             4,419,392
     80,665 HCA                             3,540,387
     69,417 Health Management Associates
              Class A                       1,437,626
     53,445 Hospira (1)                     2,060,305
    229,798 Johnson & Johnson              13,468,461
     36,100 Manor Care                      1,582,985
     64,300 McKesson                        3,124,337
    155,277 Medtronic                       7,782,483
    318,809 Merck                          10,973,406
      5,799 Meridian Bioscience               150,542
    865,318 Pfizer                         21,918,505
    401,841 Procter & Gamble               23,391,165
     26,200 PSS World Medical (1)             472,648
     42,725 Quest Diagnostics               2,381,064
      9,903 Sierra Health Services (1)        388,297
     58,016 St. Jude Medical (1)            2,290,472
     52,937 Stryker                         2,315,994
      7,600 Sybron Dental Specialties (1)     357,504
    193,602 UnitedHealth Group              9,629,763
     35,059 WellPoint (1)                   2,489,189
    200,385 Wyeth                           9,752,738
                                       --------------
                                          219,134,727
            HOUSEHOLD DURABLES & APPLIANCES - 0.2%
     37,405 Whirlpool                       3,357,099
                                       --------------
            INSURANCE-LIFE & AGENTS/BROKERS - 1.8%
    107,087 Aflac                           5,090,916
     31,400 Assurant                        1,512,538
      3,396 Commerce Group                    197,002
    102,099 Fidelity National Financial     4,286,116
     13,568 Mercury General                   724,124
    146,445 Metlife                         7,629,785
     39,318 MGIC Investment                 2,779,783
     12,357 Nationwide Financial Services
              Class A                         542,225
     66,077 Prudential Financial            5,162,596
      3,558 Selective Insurance Group         198,038
                                       --------------
                                           28,123,123
            INTERNATIONAL OIL, CRUDE & PETROLEUM
            PRODUCTS - 9.1%
     17,973 Amerada Hess                    2,574,992
     52,032 Anadarko Petroleum              5,453,994
     73,459 BJ Services                     2,795,115
    193,246 Chevron                        11,791,871
     30,811 Cimarex Energy (1)              1,323,332


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            INTERNATIONAL OIL, CRUDE & PETROLEUM
            PRODUCTS - (CONTINUED)
    195,709 ConocoPhillips                 13,092,932
     61,471 Devon Energy                    3,695,022
     41,625 EOG Resources                   2,923,324
    616,902 Exxon Mobil                    38,914,178
     10,074 Forest Oil (1)                    368,406
     41,016 GlobalSantaFe                   2,510,589
     24,800 Grant Prideco (1)               1,269,760
     67,934 Halliburton                     5,309,042
     10,513 Kerr-McGee                      1,049,828
     12,958 Lone Star Technologies (1)        686,904
     77,863 Marathon Oil                    6,179,208
     21,747 Maverick Tube (1)               1,183,472
     62,336 Noble Energy                    2,803,873
     59,316 Occidental Petroleum            6,094,126
     41,678 Pioneer Natural Resources       1,784,652
     27,953 Pogo Producing                  1,388,985
     46,253 Range Resources                 1,227,092
     81,568 Schlumberger                    5,639,611
      4,093 SEACOR Holdings (1)               362,026
     65,996 Smith International             2,787,011
     30,000 Sunoco                          2,431,200
     18,009 Transocean (1)                  1,459,990
     31,800 Ultra Petroleum (1)             2,033,928
     94,714 Valero Energy                   6,131,784
     20,100 Veritas DGC (1)                   963,192
     76,360 Weatherford International (1)   4,041,735
      8,310 World Fuel Services               332,732
                                       --------------
                                          140,603,906
            MACHINERY & ENGINEERING SERVICES - 1.5%
    107,326 Caterpillar                     8,128,871
     12,900 Cooper Industries Class A       1,179,705
     10,300 Crane                             435,175
     23,073 Cummins                         2,411,129
     59,468 Deere                           5,220,101
      1,495 Franklin Electric                  87,203
     11,300 Jacobs Engineering Group (1)      934,510
     11,788 Joy Global                        774,354
     12,900 Mueller Industries                488,652
     24,063 Parker Hannifin                 1,950,306
     32,700 Stanley Works                   1,708,575
      2,105 W.W. Grainger                     161,917
                                       --------------
                                           23,480,498
            MEDIA - 2.6%
    115,157 Clear Channel Communications    3,285,429
     35,300 Dow Jones                       1,305,041
     88,354 EchoStar Communications
              Class A (1)                   2,730,139
     21,849 Emmis Communications
              Class A (1)                     268,743
     73,002 Gannett                         4,015,110


   Shares                                   Value $
   ------                                   -------
     16,069 John H. Harland                   666,060
      4,000 John Wiley & Sons Class A         146,560
     25,547 McGraw-Hill                     1,421,946
     11,674 Mediacom Communications
              Class A (1)                      80,200
     24,700 Meredith                        1,225,120
    234,300 News Class A (1)                4,020,588
     43,510 Omnicom Group                   3,916,335
    603,310 Time Warner                    10,497,594
     94,963 Tribune                         2,737,783
    131,424 Walt Disney (1)                 3,674,615
                                       --------------
                                           39,991,263
            MINING, METALS & MINERALS - 1.0%
     66,353 Newmont Mining                  3,872,361
      3,653 NS Group (1)                      182,723
     38,565 Nucor                           4,196,643
     48,023 Phelps Dodge                    4,139,102
     16,536 Plains All American
              Pipeline LP                     721,797
     21,535 Silgan Holdings                   836,204
     11,816 Titanium Metals (1)               846,617
                                       --------------
                                           14,795,447
            MISCELLANEOUS BUSINESS SERVICES - 0.1%
     15,896 Manpower                        1,035,624
                                       --------------
            MULTI-LINE PROPERTY & CASUALTY
            INSURANCE - 2.9%
     44,787 Allstate                        2,530,017
      5,400 American Financial Group          239,112
    326,595 American International Group   21,310,324
         23 Berkshire Hathaway Class A (1)  2,047,000
     91,942 Chubb                           4,738,691
     66,551 Cincinnati Financial            2,837,735
    116,314 Genworth Financial Class A      3,861,625
     46,597 Progressive                     5,057,172
     42,148 St. Paul Travelers              1,855,776
      8,575 Zenith National Insurance         378,329
                                       --------------
                                           44,855,781
            REAL ESTATE - 1.4%
      1,512 Alexandria Real Estate
              Equities                        136,987
     30,306 Boston Properties               2,675,110
     27,585 CB Richard Ellis Group
              Class A (1)                   2,424,446
     59,270 Duke Realty                     2,098,158
     42,400 General Growth Properties       1,990,680
     16,921 Jones Lang LaSalle              1,434,224
      4,200 Kimco Realty                      155,946
     44,525 Maguire Properties              1,512,069
     19,794 Omega Healthcare Investors        253,165
     28,900 Public Storage                  2,221,832
     16,552 Simon Property Group            1,355,278
     47,220 Vornado Realty Trust            4,516,121
                                       --------------
                                           20,774,016


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            RETAIL TRADE - 4.9%
     27,889 Best Buy                        1,580,191
     96,258 Costco Wholesale                5,239,323
     36,500 Dick's Sporting Goods (1)       1,538,475
     53,143 Dollar General                    927,877
     46,770 Dollar Tree Stores (1)          1,219,294
     53,118 eBay (1)                        1,827,790
     38,578 Family Dollar Stores              964,450
    275,555 Home Depot                     11,002,911
     40,000 JC Penney                       2,618,400
    116,912 Lowe's                          7,371,302
    119,000 Limited Brands                  3,051,160
     12,102 MSC Industrial Direct
              Class A                         627,610
     73,090 Nordstrom                       2,801,540
     88,144 Office Depot (1)                3,576,883
      8,633 Pantry (1)                        571,418
     74,749 Sherwin-Williams                3,807,714
        760 Staples                            20,072
    156,838 Target                          8,328,098
     97,907 TJX                             2,362,496
     20,400 United Auto Group                 862,920
    258,980 Wal-Mart Stores                11,661,869
     59,522 Walgreen                        2,495,757
     25,159 Whole Foods Market              1,544,259
                                       --------------
                                           76,001,809
            TRANSPORTATION & STORAGE - 1.4%
      3,234 Amerco (1)                        337,759
     34,457 FedEx                           3,967,035
      8,321 General Maritime                  276,424
     57,547 JB Hunt Transport Services      1,371,345
     62,764 Knight Transportation           1,225,781
     34,079 Mesa Air Group (1)                358,852
     16,986 Overseas Shipholding Group        829,426
     10,204 Pacer International               349,895
     12,530 SCS Transportation (1)            329,163
     33,500 Skywest                           789,595
     48,716 Swift Transportation (1)        1,459,044
    116,834 United Parcel Service
              Class B                       9,471,732
     62,122 Werner Enterprises              1,191,500
                                       --------------
                                           21,957,551
                                       --------------
            Total United States         1,409,012,230
                                       --------------
            TOTAL COMMON STOCK
              (Cost $1,383,341,258)     1,519,627,964
                                       --------------


   Principal
   Amount $                                 Value $
   ---------                                -------
            SHORT-TERM
            INVESTMENTS - 1.5%
      1,294 JPMorgan Chase Time Deposit,
              4.29%                             1,294
   Shares
   --------
 11,917,000 SEI Daily Income Trust Money
              Market Fund, Class A,
              4.81% (2)                    11,917,000
 12,154,300 SEI Daily Income Trust
              Prime Obligations Fund,
              Class A, 4.80% (2)           12,154,300
                                       --------------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $24,072,594)           24,072,594
                                       --------------
            TOTAL
              INVESTMENTS - 99.9%
              (Cost $1,407,413,852)     1,543,700,558
                                       --------------
            OTHER ASSETS LESS
              LIABILITIES - 0.1%              791,847
                                       --------------
            NET ASSETS - 100.0%        $1,544,492,405
                                       ==============

(1) Denotes non-income producing security.
(2) Rate shown is the 7-day effective yield as of April 30, 2006.
LP -- Limited Partnership
REIT -- Real Estate Investment Trust

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
The Fund had the following futures contracts outstanding at April 30, 2006:

              NUMBER                          NET
                OF             EXPIRATION UNREALIZED
             CONTRACTS  VALUE     DATE   APPRECIATION
------------------------------------------------------
LONG:
   S&P/TSE
     60 Index  116   $14,260,474  June-06   $166,061


--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS:
The Fund had the following forward foreign currency contracts outstanding at April 30, 2006:

                              UNDERLYING      NET
CONTRACT                      FACE AMOUNT UNREALIZED
  DATE    CURRENCY    UNITS    OF VALUE  APPRECIATION*
------------------------------------------------------
7/19/06  Canadian  8,689,551 $7,655,992   $137,002
          Dollar

*Does not include foreign currency spot contracts purchased with unrealized appreciation of $2,912.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNTIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - 88.4%
            AUTOS & TRANSPORTATION - 2.4%
     44,300 Aviall (1)                      1,670,110
     51,300 Kansas City Southern (1)        1,246,590
     92,300 Republic Airways Holdings (1)   1,569,100
                                       --------------
                                            4,485,800
            BUSINESS SERVICES - 6.6%
     17,600 Aaron Rents                       472,736
     57,400 ABM Industries                    987,280
     17,600 Bright Horizons Family
              Solutions (1)                   699,072
     43,400 Clear Channel Outdoor
              Holdings Class A (1)          1,024,240
     15,300 DiamondCluster
              International (1)               158,202
     13,400 Euronet Worldwide (1)             478,916
    118,600 Gartner (1)                     1,662,772
     26,750 H&E Equipment Services (1)        933,843
     20,889 HUB Group Class A (1)           1,027,112
     16,738 Intrawest                         600,894
     16,700 Navigant Consulting (1)           352,036
     43,200 Perini (1)                      1,297,296
     16,300 Pinnacle Entertainment (1)        444,990
    120,300 RightNow Technologies (1)       2,226,753
                                       --------------
                                           12,366,142
            CONSUMER DISCRETIONARY - 11.4%
     20,900 Brown Shoe                        794,827
     61,800 Claire's Stores                 2,176,596
     17,200 CSK Auto (1)                      221,020
     96,600 Educate (1)                       796,950
     21,800 Education Management (1)          925,628
     65,300 Flowers Foods                   1,834,277
     37,600 Gevity HR                         965,944
     20,995 Orient-Express Hotels
              Class A                         860,795
      2,300 PETCO Animal Supplies (1)          50,370
     14,500 PF Chang's China Bistro (1)       617,845
     33,700 Rare Hospitality
              International (1)             1,048,744
     22,000 Regis                             771,540
     11,700 Ritchie Brothers Auctioneers      630,630
    116,200 Scientific Games Class A (1)    4,426,058
     25,900 Standard Parking (1)              699,818
     93,200 Valueclick (1)                  1,570,420
     38,000 Waste Connections (1)           1,463,000
     47,100 Watson Wyatt Worldwide
              Class A                       1,552,887
                                       --------------
                                           21,407,349
            CONSUMER STAPLES - 0.7%
     33,700 Ralcorp Holdings (1)            1,256,336
                                       --------------


   Shares                                   Value $
   ------                                   -------
            FINANCIAL SERVICES - 13.4%
     45,850 Annaly Mortgage Management        617,600
     95,605 Apollo Investment (2)           1,787,814
     29,100 Argonaut Group (1)              1,015,590
     18,800 Bank of Hawaii                  1,021,028
     22,900 Boston Private Financial
              Holdings                        761,425
     22,624 Brandywine Realty Trust           640,485
     15,900 Coinstar (1)                      433,593
    180,500 Conseco (1)                     4,557,625
     34,543 Cullen/Frost Bankers            1,999,349
     69,700 Encore Capital Group (1)        1,029,469
     17,608 Health Care REIT                  612,758
    146,864 Max Re Capital                  3,598,168
     47,830 Platinum Underwriters
              Holdings                      1,318,673
     60,400 Reinsurance Group of America    2,905,240
    110,000 TAC Acquisition (1)               775,500
     35,463 United Dominion Realty Trust      964,239
     25,000 Westamerica Bancorporation      1,278,500
                                       --------------
                                           25,317,056
            HEALTH CARE - 14.5%
     15,700 Adams Respiratory
              Therapeutics (1)                673,373
     10,200 Advanced Medical Optics (1)       475,320
     94,600 Allscripts Healthcare
              Solutions (1)                 1,611,038
     85,500 Angiotech Pharmaceuticals (1)   1,297,890
     45,800 Array Biopharma (1)               339,378
     32,800 BioMarin Pharmaceuticals (1)      403,440
     61,800 Cepheid (1)                       562,998
     15,350 DaVita (1)                        863,591
      5,000 DexCom (1)                        125,800
     22,040 Dialysis Corp. of America (1)     278,145
     21,500 Digene (1)                        888,165
     56,393 Diversa (1)                       593,818
     18,000 DJ Orthopedics (1)                715,680
     67,500 Endo Pharmaceuticals
              Holdings (1)                  2,122,875
     87,800 First Horizon
              Pharmaceutical (1)            1,955,306
     26,000 Human Genome Sciences (1)         296,660
     44,612 Immucor (1)                     1,295,979
    105,900 Lexicon Genetics (1)              555,975
     56,100 Medicis Pharmaceutical
              Class A                       1,844,568
     40,600 Nuvelo (1)                        664,622
     13,100 PolyMedica                        541,161
     16,200 Psychiatric Solutions (1)         535,572
    126,200 Salix Pharmaceuticals (1)       1,728,940
     64,700 Senomyx (1)                       925,857
     58,900 Serologicals (1)                1,832,968



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNTIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            HEALTH CARE - (CONTINUED)
     33,200 Sybron Dental Specialties (1)   1,561,728
     38,634 Symbion (1)                       888,968
     36,573 United Surgical Partners
              International (1)             1,207,275
     11,900 WellCare Health Plans (1)         498,372
                                       --------------
                                           27,285,462
            MATERIALS & PROCESSING - 6.0%
     19,500 Agnico-Eagle Mines                718,770
     45,700 Airgas                          1,848,565
     36,000 Albany International
              Class A                       1,407,600
      5,600 Albemarle                         267,792
     88,100 Coeur d'Alene Mines (1)           614,938
     13,500 Cytec Industries                  816,345
     22,900 FMC                             1,455,524
      7,600 Foundation Coal Holdings          385,320
     29,068 Goldcorp                        1,020,868
     30,500 Koppers Holdings (1)              610,000
     10,100 Olin                              207,555
     24,200 Schnitzer Steel Industries
              Class A                         951,786
     32,600 Westlake Chemical                 989,410
                                       --------------
                                           11,294,473
            OTHER - 0.6%
     44,500 Laidlaw International           1,101,375
                                       --------------
            OTHER ENERGY - 7.0%
     31,305 Birchcliff Energy Ltd (1)         193,293
     29,788 Denbury Resources (1)             971,089
     69,500 Dresser-Rand Group (1)          1,735,415
     32,300 FMC Technologies (1)            1,762,934
     40,000 Galleon Energy Class A (1)      1,159,732
     73,300 Hanover Compressor (1)          1,477,728
      6,400 Ormat Technologies                218,944
     50,968 ShawCor (1)                       912,179
     19,000 St. Mary Land & Exploration       801,040
     45,900 Stroud Energy (1) (3) (4)         734,400
     55,400 Superior Energy Services (1)    1,781,110
     65,246 Willbros Group (1)              1,441,936
                                       --------------
                                           13,189,800
            PRODUCER DURABLES - 6.3%
     22,900 Actuant Class A                 1,464,455
     29,900 DRS Technologies                1,660,347
     22,200 IDEX                            1,127,760
     12,800 Kennametal                        791,680
     27,000 Manitowoc                       1,338,930


   Shares                                   Value $
   ------                                   -------
     41,479 MTC Technologies (1)            1,187,544
     21,200 Rofin-Sinar Technologies (1)    1,189,532
    106,800 Ultratech (1)                   2,097,552
    111,300 Xerium Technologies             1,036,203
                                       --------------
                                           11,894,003
            TECHNOLOGY - 16.9%
    128,800 Advanced Analogic
              Technologies (1)              1,445,136
     47,800 Altiris (1)                     1,022,920
    185,000 Axcelis Technologies (1)        1,089,650
     27,400 CSG Systems International (1)     692,672
     74,600 Emulex (1)                      1,353,990
     27,300 F5 Networks (1)                 1,598,688
     16,800 Filenet (1)                       467,376
     64,886 II-VI (1)                       1,405,431
    133,800 Informatica (1)                 2,056,506
    106,100 Integrated Device
              Technology (1)                1,614,842
     54,400 Kanbay International (1)          843,200
     51,794 Lionbridge Technologies (1)       425,747
     45,800 Mapinfo (1)                       636,620
    103,400 MIPS Technologies (1)             766,194
    125,360 Parametric Technology (1)       1,872,878
    128,500 Perot Systems Class A (1)       1,937,780
    185,400 RSA Security (1)                3,882,276
     76,000 SBA Communications
              Class A (1)                   1,909,120
     46,000 Sina (1)                        1,216,700
     32,435 Technology Investment
              Capital                         459,279
     78,000 THQ (1)                         1,999,140
     42,800 UbiquiTel (1)                     443,408
     24,000 Veeco Instruments (1)             574,800
    120,900 Volterra Semiconductor (1)      1,986,387
                                       --------------
                                           31,700,740
            TELEPHONES &
            TELECOMMUNICATIONS - 1.0%
     44,079 Cbeyond Communications (1)        870,560
     89,900 Powerwave Technologies (1)      1,002,385
                                       --------------
                                            1,872,945
            UTILITIES - 1.6%
     10,000 ITC Holdings                      258,300
     59,650 PNM Resources                   1,509,742
     45,200 Southern Union (1)              1,171,584
                                       --------------
                                            2,939,626
                                       --------------
            TOTAL COMMON STOCK
              (Cost $135,955,101)         166,111,107
                                       --------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNTIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            INVESTMENT COMPANY - 0.9%
     22,300 iShares Russell 2000 Index
              Fund                          1,699,260
                                       --------------
            TOTAL INVESTMENT
              COMPANY
              (Cost $1,654,010)             1,699,260
                                       --------------

   Principal
   Amount $
   ---------
            SHORT-TERM
            INVESTMENTS - 10.6%
  5,952,245   JPMorgan Chase Time Deposit,
              4.29%                         5,952,245

   Shares
   ------
  7,004,407 SEI Daily Income Trust
              Money Market Fund, Class A,
              4.81% (5)                     7,004,407
  7,063,000 SEI Daily Income Trust
              Prime Obligations Fund,
              Class A, 4.80% (5)            7,063,000
                                       --------------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $20,019,653)           20,019,652
                                       --------------
            TOTAL
              INVESTMENTS - 99.9%
              (Cost $157,628,764)         187,830,019
                                       --------------
            OTHER ASSETS LESS
              LIABILITIES - 0.1%              121,203
                                       --------------
            NET ASSETS - 100.0%          $187,951,222
                                       ==============

(1)  Denotes non-income producing security.
(2)  Business development and investment company.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2006, the value of this security amounted to $734,400, representing 0.4% of the net assets of the Fund. This security is considered illiquid and restricted (See Note 2 in Notes to Financial Statements).
(4)  Security is fair valued.
(5)  Rate shown is the 7-day effective yield as of April 30, 2006.
Ltd -- Limited
REIT -- Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - 94.2%
            AUTOS & TRANSPORTATION - 0.2%
        100 Expeditors International
              Washington                        8,561
        300 JB Hunt Transport Services          7,149
                                          -----------
                                               15,710
            CONSUMER DISCRETIONARY - 15.5%
     13,100 Activision (1)                    185,889
      1,600 Cheesecake Factory (1)             50,496
        100 Choice Hotels International         5,353
      3,100 ChoicePoint (1)                   136,493
        800 Corporate Executive Board          85,704
      1,500 DreamWorks Animation SKG
              Class A (1)                      40,650
        100 Education Management (1)            4,246
      1,600 Lamar Advertising Class A (1)      87,984
        400 PETCO Animal Supplies (1)           8,760
      2,300 Regis                              80,661
      1,600 Ritchie Brothers Auctioneers       86,240
      1,500 Saks (1)                           30,210
      4,400 Scientific Games Class A (1)      167,596
      4,800 Watson Wyatt Worldwide
              Class A                         158,256
                                          -----------
                                            1,128,538
            CONSUMER STAPLES - 2.1%
      6,300 Constellation Brands
              Class A (1)                     155,610
                                          -----------
            FINANCIAL SERVICES - 12.4%
        800 AllianceBernstein Holding LP       51,560
      1,500 Brandywine Realty Trust            42,465
      2,400 Checkfree (1)                     129,288
      1,600 Compass Bancshares                 87,936
      2,400 Cullen/Frost Bankers              138,912
        800 Dun & Bradstreet (1)               61,616
        700 Max Re Capital                     17,150
      1,600 Reinsurance Group of America       76,960
      1,600 SVB Financial Group (1)            81,232
      1,502 United Dominion Realty Trust       40,839
      1,600 Valley National Bancorp            41,664
        800 Westamerica Bancorporation         40,912
      2,400 WR Berkley                         89,808
                                          -----------
                                              900,342
            HEALTH CARE - 14.8%
        100 Advanced Medical Optics (1)         4,660
      1,600 Amylin Pharmaceuticals (1)         69,680
        800 Barr Pharmaceuticals (1)           48,440
      2,400 DaVita (1)                        135,024
      5,300 Diversa (1)                        55,809
      4,800 Endo Pharmaceuticals
              Holdings (1)                    150,960


   Shares                                   Value $
   ------                                   -------
        800 Fisher Scientific
              International (1)                56,440
     18,400 Healthsouth (1)                    84,456
      1,500 Invitrogen (1)                     99,015
      4,800 Medicis Pharmaceutical
              Class A                         157,824
      1,300 Psychiatric Solutions (1)          42,978
      4,500 Thermo Electron (1)               173,430
                                          -----------
                                            1,078,716
            MATERIALS & PROCESSING - 9.2%
      3,100 Albemarle                         148,242
      2,000 Ashland                           131,640
      1,500 Fluor                             139,365
      1,500 Goldcorp                           52,680
      1,500 Jacobs Engineering Group (1)      124,050
      1,200 Lubrizol                           52,332
        600 Pactiv (1)                         14,604
        400 ShawCor (1)                         7,159
                                          -----------
                                              670,072
            OTHER - 1.8%
      2,300 ITT Industries                    129,329
                                          -----------
            OTHER ENERGY - 8.5%
      2,400 Cooper Cameron (1)                120,576
        800 Denbury Resources (1)              26,080
      4,700 Dresser-Rand Group (1)            117,359
      1,500 Noble                             118,410
        800 Noble Energy                       35,984
      2,400 NRG Energy (1)                    114,216
      1,600 Weatherford International (1)      84,688
                                          -----------
                                              617,313
            PRODUCER DURABLES - 4.6%
      2,400 Crown Castle International (1)     80,760
      3,100 Dover                             154,225
      1,600 DRS Technologies                   88,848
        200 Tektronix                           7,064
                                          -----------
                                              330,897
            TECHNOLOGY - 22.7%
      3,100 Amdocs (1)                        115,320
      1,600 Amphenol Class A                   92,480
      2,100 Axcelis Technologies (1)           12,369
      5,500 BEA Systems (1)                    72,875
      2,400 Cognos (1)                         89,448
     12,000 Emulex (1)                        217,800
      3,100 Harris                            144,367
      4,800 Integrated Device Technology (1)   73,056
      3,900 Intersil Class A                  115,479
     13,500 Parametric Technology (1)         201,690
     10,000 Perot Systems Class A (1)         150,800
      3,100 SRA International Class A (1)      99,262
      7,900 Symbol Technologies                84,135


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            TECHNOLOGY - (CONTINUED)
      7,900 VeriSign (1)                      185,808
                                           ----------
                                            1,654,889
            UTILITIES - 2.4%
      1,600 NII Holdings (1)                   95,840
      3,100 Southern Union (1)                 80,352
                                           ----------
                                              176,192
            TOTAL COMMON STOCK
              (Cost $6,713,181)             6,857,608
                                           ----------
            SHORT-TERM
            INVESTMENTS - 6.3%
    226,000 SEI Daily Income Trust
              Money Market Fund, Class A,
              4.81% (2)                       226,000
    231,000 SEI Daily Income Trust
              Prime Obligations Fund,
              Class A, 4.80% (2)              231,000
                                           ----------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $457,000)                 457,000
                                           ----------
            TOTAL
              INVESTMENTS - 100.5%
              (Cost $7,170,181)             7,314,608
                                           ----------
            OTHER ASSETS LESS
              LIABILITIES - (0.5)%            (35,950)
                                           ----------
            NET ASSETS - 100.0%            $7,278,658
                                           ==========

(1) Denotes non-income producing security.
(2) Rate shown is the 7-day effective yield as of April 30, 2006.
LP -- Limited Partnership




The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - 98.0%
            AUSTRALIA - 1.7%
    141,719 Macquarie Infrastructure Group    384,258
                                          -----------
            BRAZIL - 2.1%
     12,002 Banco Bradesco ADR                456,916
                                          -----------
            CANADA - 5.4%
      7,107 Niko Resources                    414,019
      9,059 Nova Chemicals                    268,811
      6,009 Suncor Energy                     514,811
                                          -----------
                                            1,197,641
            FRANCE - 12.9%
     15,496 AXA                               568,705
      4,734 BNP Paribas                       447,336
        471 BNP Paribas - New (1)              42,992
      1,957 Groupe Danone                     244,180
      3,857 Renault                           447,674
      5,040 Schneider Electric                570,675
      1,929 Total (1)                         533,454
                                          -----------
                                            2,855,016
            GERMANY - 3.3%
      6,046 Deutsche Bank                     742,325
                                          -----------
            GREECE - 0.7%
      3,339 National Bank of Greece           165,804
                                          -----------
            HONG KONG - 2.0%
    202,000 China Resources Enterprise        432,504
                                          -----------
            INDONESIA - 1.8%
     11,637 Telekomunikasi Indonesia ADR      401,477
                                          -----------
            IRELAND - 1.8%
     15,436 Irish Life & Permanent            393,768
                                          -----------
            ITALY - 1.7%
     20,357 Sanpaolo IMI                      382,413
                                          -----------
            JAPAN - 19.1%
     12,900 Daikin Industries                 449,789
     28,400 Mitsubishi Corp.                  687,177
      5,300 Nitto Denko                       444,537
     16,000 Omron                             446,865
      2,270 ORIX                              681,837
         58 Sumitomo Mitsui Financial
              Group                           636,747
      6,300 T&D Holdings                      483,041
     28,000 Takashimaya                       408,958
                                          -----------
                                            4,238,951
            NETHERLANDS - 4.1%
     27,040 Reed Elsevier                     400,838
      4,650 SBM Offshore                      498,943
                                          -----------
                                              899,781


   Shares                                   Value $
   ------                                   -------
            SINGAPORE - 2.3%
     44,500 Jardine Strategic Holdings        507,300
                                          -----------
            SOUTH KOREA - 7.0%
     18,080 Daewoo Shipbuilding & Marine
              Engineering                     528,324
      8,610 LG.Philips LCD ADR (1)            181,241
        320 Lotte Confectionery               431,396
        589 Samsung Electronics               402,329
                                          -----------
                                            1,543,290
            SWITZERLAND - 5.6%
      1,291 Nestle                            393,743
      8,340 Novartis                          478,464
      2,347 Roche Holding                     360,888
                                          -----------
                                            1,233,095
            UNITED KINGDOM - 26.5%
     26,678 Alliance Unichem                  432,252
     21,719 Barclays                          271,304
     21,935 BG Group                          294,803
     40,558 Capita Group                      344,473
     33,724 Diageo                            556,563
     11,055 Rio Tinto                         608,018
     94,706 Rolls-Royce Group (1)             822,937
  1,136,202 Rolls-Royce Group, B Shares         2,207
     19,900 Royal Bank of Scotland Group      649,943
    218,818 Signet Group                      422,976
     88,070 Tesco                             513,127
    218,759 Vodafone Group                    516,609
     35,667 WPP Group                         440,333
                                          -----------
                                            5,875,545
                                          -----------
            TOTAL COMMON STOCK
              (Cost $20,045,735)           21,710,084
                                          -----------
            EQUITY-LINKED
            WARRANTS (2) - 1.5%
            INDIA - 1.5%
     20,228 Satyam Computer Services,
              Expires 10/13/10 (1)            337,036
                                          -----------
            TOTAL EQUITY-LINKED
              WARRANTS
              (Cost $348,121)                 337,036
                                          -----------
            SHORT-TERM
            INVESTMENTS - 0.5%
   Principal
   Amount $
   ---------
      2,166 JPMorgan Chase Time Deposit,
              4.29%                             2,166


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL ALPHA FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            SHORT-TERM
            INVESTMENTS - (CONTINUED)
     49,000 SEI Daily Income Trust
              Money Market Fund, Class A,
              4.81% (3)                        49,000
     66,000 SEI Daily Income Trust
              Prime Obligations Fund,
              Class A, 4.80% (3)               66,000
                                          -----------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $117,166)                 117,166
                                          -----------
            TOTAL
              INVESTMENTS - 100.0%
              (Cost $20,511,022)           22,164,286
                                          -----------
            OTHER ASSETS LESS
              LIABILITIES - 0.0%               (1,502)
                                          -----------
            NET ASSETS - 100.0%           $22,162,784
                                          ===========

(1) Denotes non-income producing security.
(2) Securities are not readily marketable.
(3) Rate shown is the 7-day effective yield as of April 30, 2006.
ADR -- American Depositary Receipts



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - 89.7%
            ARGENTINA - 0.4%
      3,300 Telecom Argentina ADR (1)          42,735
                                          -----------
            BERMUDA - 0.1%
        400 Credicorp                          10,840
                                          -----------
            BRAZIL - 10.2%
        500 All America Latina Logistica       31,767
      3,900 Banco Bradesco ADR                148,473
      4,500 Cia Vale do Rio Doce ADR          200,160
      3,100 Companhia De Saneamento De
              Minas Gerais (1)                 31,215
      2,700 CPFL Energia                       38,166
      1,650 Gerdau ADR                         28,545
      4,900 Petroleo Brasileiro ADR           435,561
      1,400 Tele Norte Leste Participacoes     57,061
      1,200 Telemar Norte Leste                33,431
      1,000 Unibanco - Uniao de Bancos
              Brasileiros ADR                  79,350
                                          -----------
                                            1,083,729
            CHILE - 1.5%
        900 Banco Santander Chile ADR          39,312
      6,700 Enersis ADR                        81,807
        300 Sociedad Quimica Y
              Minera ADR                       34,875
                                          -----------
                                              155,994
            CHINA - 4.6%
    200,000 China Petroleum & Chemical
              Class H                         127,047
    102,000 Guangshen Railway Class H          39,140
     70,000 PetroChina                         77,196
     63,000 Ping An Insurance Group
              Class H (1)                     173,488
     74,000 Tingyi Cayman Islands Holding      47,246
      7,800 ZTE Class H                        26,661
                                          -----------
                                              490,778
            CZECH REPUBLIC - 0.8%
      2,434 CEZ (1)                            83,460
                                          -----------
            HONG KONG - 4.8%
     72,000 China Mengniu Dairy                82,187
     30,500 China Mobile Hong Kong            177,422
    137,000 CNOOC                             110,441
     58,000 COSCO Pacific                     138,024
                                          -----------
                                              508,074
            INDIA - 1.5%
        570 Grasim Industries GDR (2)          29,808
        600 Infosys Technologies ADR           47,190
      1,807 Reliance Industries GDR (2)        79,960
                                          -----------
                                              156,958


   Shares                                   Value $
   ------                                   -------
            INDONESIA - 1.6%
     52,500 Astra Agro Lestari                 39,509
     48,000 PT Astra International             65,405
     82,000 Telekomunikasi Indonesia           70,593
                                          -----------
                                              175,507
            ISRAEL - 3.1%
      4,504 Bank Hapoalim GDR                 113,409
      5,400 Teva Pharmaceutical Industries
              ADR                             218,700
                                          -----------
                                              332,109
            LUXEMBOURG - 1.5%
      3,500 Tenaris ADR                       160,650
                                          -----------
            MALAYSIA - 4.7%
     45,700 Astro All Asia Networks            57,747
     94,100 Bumiputra-Commerce
              Holdings                        163,562
     18,900 Genting                           132,970
     19,600 Malayan Banking                    60,025
     34,100 SP Setia                           35,187
     19,400 Tenaga Nasional                    45,764
                                          -----------
                                              495,255
            MEXICO - 2.7%
      6,700 Alfa                               33,680
      3,300 America Movil ADR Series L        121,803
      7,000 Cemex                              47,371
      7,500 Grupo Bimbo Series A               23,462
     21,600 Wal-Mart de Mexico Series V        61,614
                                          -----------
                                              287,930
            PERU - 0.1%
        500 Cia de Minas Buenaventura
              ADR                              15,195
                                          -----------
            PHILIPPINES - 0.5%
    232,000 Ayala Land                         52,778
                                          -----------
            RUSSIA - 9.0%
      3,100 LUKOIL ADR                        280,550
        500 MMC Norilsk Nickel ADR             66,000
      2,900 Mobile Telesystems ADR             94,714
      6,025 OAO Gazprom ADR                   277,150
      1,800 Surgutneftegaz ADR                234,000
                                          -----------
                                              952,414
            SOUTH AFRICA - 8.5%
      3,900 ABSA Group                         77,284
     13,200 Aspen Pharmacare Holdings (1)      93,656
     11,500 Edgars Consolidated Stores         72,955
     37,300 FirstRand                         123,296
      4,200 Gold Fields                       106,059
        400 Impala Platinum Holdings           76,127
      3,400 Imperial Holdings                  94,791
      6,197 MTN Group                          62,073
      4,500 Naspers, N Shares                  99,165
      2,313 Sasol                              97,694
                                          -----------
                                              903,100

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKET EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Shares                                   Value $
   ------                                   -------
            COMMON STOCK - (CONTINUED)
            SOUTH KOREA - 16.7%
      4,160 Hyundai Motor GDR                 182,816
      4,700 Kookmin Bank ADR                  418,535
      2,100 Korea Electric Power ADR           47,880
      4,700 LG.Philips LCD ADR (1)             98,935
      1,430 POSCO ADR                         100,772
      2,220 Samsung Electronics GDR           757,020
      1,700 Shinhan Financial Group ADR       164,628
                                          -----------
                                            1,770,586
            TAIWAN - 14.0%
      5,294 Cathay Financial Holding GDR      118,637
      3,908 China Steel GDR                    76,308
      4,827 E.Sun Financial Holding GDR        89,975
      5,509 Far EasTone Telecommunications
              GDR                             102,821
     12,894 Fubon Financial Holding GDR       122,751
     19,387 HON HAI Precision Industry
              GDR                             263,103
      7,176 Quanta Computer GDR                63,312
     40,700 Taiwan Semiconductor
              Manufacturing ADR               426,536
     58,100 United Microelectronics ADR       219,037
                                          -----------
                                            1,482,480
            THAILAND - 2.1%
     32,100 Bangkok Bank                      101,810
     17,400 Kasikornbank                       31,535
     13,400 PTT                                92,143
                                          -----------
                                              225,488
            TURKEY - 1.0%
      6,000 Turkcell Iletisim Hizmet ADR      102,300
                                          -----------
            UNITED STATES - 0.3%
        300 Southern Copper                    29,715
                                          -----------
            TOTAL COMMON STOCK
              (Cost $8,957,566)             9,518,075
                                          -----------
            PREFERRED STOCK - 1.1%
            BRAZIL - 1.1%
     20,000 Investimentos Itau                 91,872
    700,000 Lojas Americanas                   29,101
                                          -----------
            TOTAL PREFERRED STOCK
              (Cost $116,575)                 120,973
                                          -----------
            INVESTMENT COMPANY - 1.0%
      4,400 Turkish Investment Fund           109,340
                                          -----------
            TOTAL INVESTMENT
              COMPANY
              (Cost $112,430)                 109,340
                                          -----------
            EQUITY-LINKED
            WARRANTS (3) - 7.2%
            RUSSIA - 0.5%
          3 Baskets - Russian Exchange,
              Expires 12/22/07 (1)             52,800
                                          -----------


   Shares                                   Value $
   ------                                   -------
            SOUTH KOREA - 4.0%
        490 Hite Brewery,
              Expires 5/16/06 (1)              64,419
      2,280 Hyundai Development,
              Expires 11/28/08 (1)            132,268
      5,170 Pusan Bank, Expires
              11/28/08 (1)                     79,505
        610 S-Oil, Expires 11/28/08 (1)        47,227
        230 Shinsegae, Expires 1/10/08 (1)    103,794
                                          -----------
                                              427,213
            TAIWAN - 2.7%
     61,000 Formosa Chemicals & Fibre,
              Expires 04/18/08 (1)            108,580
      9,000 MediaTek, Expires 02/28/08 (1)    115,824
     56,000 Taiwan Mobile,
              Expires 01/20/10 (1)             55,272
                                          -----------
                                              279,676
                                          -----------
            TOTAL EQUITY-LINKED
              WARRANTS
              (Cost $729,147)                 759,689
                                          -----------
            SHORT-TERM
            INVESTMENTS - 0.4%
     39,300 SEI Daily Income Trust
              Money Market Fund, Class A,
              4.81% (4)                        39,300
      1,800 SEI Daily Income Trust
              Prime Obligations Fund,
              Class A, 4.80% (4)                1,800
                                          -----------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $41,100)                   41,100
                                          -----------
            TOTAL
              INVESTMENTS - 99.4%
              (Cost $9,956,818)            10,549,177
                                          -----------
            OTHER ASSETS LESS
              LIABILITIES - 0.6%               65,930
                                          -----------
            NET ASSETS - 100.0%           $10,615,107
                                          ===========

(1)  Denotes non-income producing security.
(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2006, the value of these securities amounted to $109,768, representing 1.0% of the net assets of the Fund.
(3)  Securities are not readily marketable.
(4)  Rate shown is the 7-day effective yield as of April 30, 2006.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            COLLATERALIZED MORTGAGE
            OBLIGATIONS - 59.7%
  3,395,224 American Home Mortgage
              Investment Trust,
              Series 2005-1, Class 1A1 (1)
              5.179%, 6/25/45               3,403,650
    440,806 American Home Mortgage
              Investment Trust,
              Series 2005-SD1,
              Class 2A1 (1) (3)
              5.459%, 11/25/35                440,806
    342,679 Banc of America Mortgage
              Securities, Series 2003-K,
              Class 2A2 (1)
              4.484%, 12/25/33                336,585
  1,616,965 Bayview Commercial Asset
              Trust IO, Series 2005-1A (2)
              0.775%, 4/25/35                 121,272
  1,017,571 Bear Stearns Alternative Trust,
              Series 2004-3, Class A1 (1)
              5.279%, 4/25/34               1,018,763
    748,604 Citigroup Mortgage Loan Trust,
              Series 2003-AP3, Class A1
              7.000%, 9/25/33                 762,344
    830,231 Citigroup Mortgage Loan Trust,
              Series 2003-UP3, Class A2
              7.000%, 9/25/33                 843,584
  1,224,305 Citigroup Mortgage Loan Trust,
              Series 2004-2, Class 1A23 (3)
              9.250%, 8/25/33               1,270,003
    755,484 Citigroup Mortgage Loan Trust,
              Series 2005-1, Class 3A1
              6.500%, 4/25/35                 761,797
    735,708 Countrywide Alternative Loan
              Trust, Series 2005-14,
              Class 2A1 (1)
              5.169%, 5/25/35                 736,292
  2,179,283 Countrywide Alternative Loan
              Trust, Series 2005-38,
              Class A1 (1)
              5.388%, 9/25/35               2,201,076
  2,708,241 Countrywide Alternative Loan
              Trust, Series 2005-51,
              Class 3A2A (1)
              5.040%, 11/20/35              2,730,245
  3,194,654 Countrywide Alternative Loan
              Trust, Series 2005-56,
              Class 2A3 (1)
              5.388%, 11/25/35              3,226,601
  1,743,098 Countrywide Alternative Loan
              Trust, Series 2005-65CB,
              Class 1A7
              5.500%, 1/25/36               1,722,956


   Principal
   Amount $                                 Value $
   ---------                                -------
  5,173,575 Countrywide Alternative Loan
              Trust, Series 2005-76,
              Class 1A1 (1)
              5.368%, 1/25/36               5,225,311
    132,167 Countrywide Alternative Loan
              Trust, Series 2005-J4,
              Class 1A1 (1)
              5.249%, 7/25/35                 132,434
    437,167 Countrywide Alternative Loan
              Trust, Series 2005-J4,
              Class 1A4 (1)
              5.299%, 7/25/35                 439,173
  3,246,696 Countrywide Alternative Loan
              Trust, Series 2006-J1,
              Class 1A6
              5.500%, 2/25/36               3,221,226
    855,110 Countrywide Home Loans,
              Series 2005-11, Class 4A1 (1)
              5.229%, 4/25/35                 857,279
  2,348,068 Deutsche Alt-A Securities,
              Series 2006-AB1, Class A2A
              5.500%, 2/25/36               2,336,694
  2,325,781 Greenpoint Mortgage Funding
              Trust, Series 2005-AR5,
              Class 4A1 (1)
              5.751%, 11/25/45              2,378,111
  1,674,594 Harborview Mortgage Loan
              Trust, Series 2005-12,
              Class 2A11 (1)
              5.888%, 10/19/35              1,717,881
    596,638 Impac CMB Trust,
              Series 2004-1, Class A1 (1)
              5.289%, 3/25/34                 598,738
    792,846 Impac CMB Trust,
              Series 2005-1, Class 1A1 (1)
              5.219%, 4/25/35                 793,370
  2,335,506 Impac CMB Trust,
              Series 2005-3, Class A1 (1)
              5.199%, 8/25/35               2,335,258
    808,858 Impac CMB Trust,
              Series 2005-4, Class 1A2 (1)
              5.299%, 5/25/35                 810,893
     64,687 Impac Secured Assets,
              Series 2004-3, Class 1A1 (1)
              5.159%, 11/25/34                 64,733
    364,603 Impac Secured Assets,
              Series 2005-2, Class A1M (1)
              5.349%, 3/25/36                 365,386
 18,040,881 Lehman Brothers Small Balance
              Commercial IO, Series 2005-1A,
              Class A (2)
              0.850%, 2/25/30                 372,093


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            COLLATERALIZED MORTGAGE
            OBLIGATIONS - (CONTINUED)
    805,883 Master Adjustable Rate Mortgages
              Trust, Series 2004-9,
              Class 2A1 (1)
              5.339%, 11/25/34                809,224
     92,624 Novastar NIM Trust,
              Series 2005-N1, Class Note (3)
              4.777%, 10/26/35                 92,283
  1,267,590 Residential Accredit Loans,
              Series 2005-Q01, Class A2 (1)
              5.511%, 8/25/35               1,280,266
  3,673,385 Residential Accredit Loans,
              Series 2005-Q02, Class A1
              5.371%, 9/25/45               3,712,838
  1,536,964 Residential Accredit Loans,
              Series 2005-QS12, Class A3
              5.500%, 8/25/35               1,520,715
  1,077,050 Saco I Trust, Series 2005-2,
              Class A (1) (3)
              5.159%, 4/25/35               1,077,431
    229,322 Saco I Trust, Series 2005-3,
              Class A1 (1)
              5.189%, 7/25/35                 229,583
    291,046 Structured Adjustable Rate
              Mortgage, Series 2005-19X1,
              Class A1 (3)
              5.400%, 10/28/10                289,409
    190,000 Structured Adjustable Rate
              Mortgage, Series 2005-19X2,
              Class A1 (3)
              4.000%, 10/28/10                186,912
  2,635,280 Structured Asset Mortgage
              Investments, Series 2005-AR7,
              Class 5A1 (1)
              5.348%, 3/25/46               2,638,574
  3,214,899 Structured Asset Mortgage
              Investments, Series 2005-AR8,
              Class A2 (1)
              5.368%, 2/25/36               3,247,048
  1,229,402 Structured Asset Securities,
              Series 2005-GEL2, Class A (1)
              5.239%, 4/25/35               1,230,566
    361,346 Structured Asset Securities,
              Series 2005-S2, Class A1 (1)
              5.059%, 6/25/35                 361,579
    305,000 Wachovia Bank Commercial
              Mortgage Trust,
              Series 2002-WHL,
              Class L (1) (3)
              7.901%, 3/15/15                 305,251


   Principal
   Amount $                                 Value $
   ---------                                -------
  2,206,371 Washington Mutual,
              Series 2005-AR13,
              Class A1A2 (1)
              5.338%, 10/25/45              2,230,589
  2,470,000 Washington Mutual,
              Series 2006-AR5,
              Class A1A (1)
              5.001%, 6/25/46               2,470,000
    580,581 WMALT Mortgage Pass-
              Through Certificates,
              Series 2005-5, Class 1A5 (1)
              5.359%, 7/25/35                 579,886
                                         ------------
            TOTAL COLLATERALIZED
              MORTGAGE OBLIGATIONS
              (Cost $63,872,530)           63,486,708
                                         ------------
            ASSET-BACKED
            SECURITIES - 16.0%
  1,722,661 Aegis Asset-Backed Securities
              Trust, Series 2005-1,
              Class IA2 (1)
              5.209%, 3/25/35               1,724,830
    649,820 Aegis Asset-Backed Securities
              Trust, Series 2005-2,
              Class 1A1 (1)
              5.059%, 6/25/35                 650,268
     92,127 Amortizing Residential Collateral
              Trust, Series 2002-BC1,
              Class M1 (1)
              5.809%, 1/25/32                  92,391
    390,000 Amortizing Residential Collateral
              Trust, Series 2002-BC10,
              Class M2 (1)
              7.459%, 1/25/33                 390,855
    226,343 Amortizing Residential Collateral
              Trust, Series 2002-BC2,
              Class M1 (1)
              5.709%, 5/25/32                 227,286
     66,841 Amortizing Residential Collateral
              Trust, Series 2002-BC4,
              Class M3 (1)
              6.859%, 7/25/32                  67,774
     61,428 Amortizing Residential Collateral
              Trust, Series 2002-BC8,
              Class M3 (1)
              6.959%, 11/25/32                 61,491
    495,152 Aspen Funding I, Ltd,
              Series 2002-1A,
              Class A1L (1) (3)
              5.623%, 7/10/37                 495,462


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            ASSET-BACKED
              SECURITIES - (CONTINUED)
     94,032 Carrington Mortgage Loan Trust,
              Series 2005-2, Class A1A (1)
              5.049%, 5/25/35                  94,090
     93,984 Carrington Mortgage Loan Trust,
              Series 2005-NC2, Class A1 (1)
              5.089%, 5/25/35                  94,044
     75,937 Countrywide Asset-Backed
              Certificates, Series 2003-1,
              Class B (1)
              8.318%, 9/25/32                  76,671
    510,000 Countrywide Asset-Backed
              Certificates, Series 2003-1,
              Class M1 (1)
              5.709%, 4/25/33                 512,263
    164,157 Countrywide Asset-Backed
              Certificates, Series 2003-3,
              Class 3A (1)
              5.229%, 11/25/33                164,321
    974,700 Countrywide Asset-Backed
              Certificates, Series 2004-11,
              Class A2 (1)
              5.339%, 3/25/33                 977,096
    258,029 Countrywide Asset-Backed
              Certificates, Series 2004-SD3,
              Class A2 (1) (3)
              5.509%, 9/25/34                 259,450
     86,257 Countrywide Asset-Backed
              Certificates, Series 2005-2N,
              Class N (3)
              4.500%, 8/25/36                  84,994
    480,000 Countrywide Asset-Backed
              Certificates, Series 2005-5,
              Class M4 (1)
              5.759%, 10/25/35                483,505
    393,363 Countrywide Asset-Backed
              Certificates, Series 2005-9N,
              Class N (3)
              5.500%, 10/25/36                387,869
    250,514 Countrywide Asset-Backed
              Certificates,
              Series 2005-AB5N (3)
              6.000%, 12/29/36                248,479
    108,737 Countrywide Asset-Backed
              Certificates, Series 2005-SD1,
              Class A1A (1) (3)
              5.109%, 5/25/35                 108,807
    630,961 Countrywide Home Equity Loan
              Trust, Series 2003-C,
              Class A (1)
              5.171%, 5/15/29                 632,498


   Principal
   Amount $                                 Value $
   ---------                                -------
    669,351 Credit Suisse First Boston
              Mortgage Securities,
              Series 2005-AGE1,
              Class A1 (1)
              5.099%, 2/25/32                 669,863
    467,435 Fieldstone Mortgage Investment,
              Series 2005-1, Class 1A2 (1)
              5.249%, 3/25/35                 467,926
     50,969 Fieldstone Mortgage Investment,
              Series 2005-1, Class 2A1 (1)
              5.079%, 3/25/35                  51,001
    265,747 Finance America Mortgage
              Loan Trust, Series 2004-3,
              Class 2A1 (1)
              5.329%, 11/25/34                266,884
  1,043,820 Financial Asset Securities
              Trust, Series 2005-1A,
              Class 2A1 (1) (3)
              5.269%, 2/27/35               1,046,181
    175,000 First Franklin Mortgage Loan,
              Series 2003-FF1, Class M3F
              5.592%, 3/25/33                 173,913
    232,519 Fremont Home Loan Trust,
              Series 2005-B, Class 2A1 (1)
              5.049%, 4/25/35                 232,672
     31,015 Fremont NIM Trust,
              Series 2004-D, Class N1 (3)
              4.500%, 11/25/34                 30,961
    121,930 GSAMP Trust, Series 2004-WFN,
              Class N (3)
              5.000%, 10/25/34                121,015
     79,420 GSAMP Trust, Series 2005-SD1,
              Class N (3)
              5.375%, 1/25/35                  78,229
  1,940,000 Indymac Index Mortgage Loan
              Trust, Series 2006-AR9,
              Class 3A1
              6.040%, 5/25/36               1,957,278
     77,673 Merrill Lynch Mortgage
              Investors, Series 2005-SL2,
              Class A1A (1)
              5.049%, 12/25/35                 77,720
    340,000 Park Place Securities,
              Series 2005-WHQ2,
              Class A2B (1)
              5.109%, 5/25/35                 340,273
    475,314 RAAC Series, Series 2005-RP1,
              Class A (1) (3)
              5.299%, 7/25/37                 475,739
    366,113 RAAC Series, Series 2005-RP3,
              Class A1 (1) (3)
              5.189%, 5/25/39                 365,982


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            ASSET-BACKED
              SECURITIES - (CONTINUED)
    299,164 Residential Asset Mortgage
              Products, Series 2005-RS4,
              Class A1 (1)
              5.059%, 4/25/35                 299,387
     15,665 Sail Net Interest Margin Notes,
              Series 2004-8A, Class A (3)
              5.000%, 9/27/34                  15,642
    363,779 Soundview Home Equity Loan
              Trust, Series 2004-1,
              Class A1 (1)
              5.329%, 7/25/34                 363,988
    330,000 Structured Asset Investment
              Loan Trust, Series 2003-BC1,
              Class M2 (1)
              6.809%, 1/25/33                 331,097
    388,000 Structured Asset Investment
              Loan Trust, Series 2003-BC11,
              Class M4 (1)
              7.959%, 10/25/33                393,298
    160,000 Structured Asset Investment
              Loan Trust, Series 2003-BC2,
              Class M1 (1)
              5.879%, 4/25/33                 160,636
    160,000 Structured Asset Investment
              Loan Trust, Series 2003-BC7,
              Class M1 (1)
              5.709%, 7/25/33                 160,852
    280,000 Structured Asset Investment
              Loan Trust, Series 2004-1,
              Class M4 (1)
              7.709%, 2/25/34                 283,572
    113,400 Structured Asset Investment
              Loan Trust, Series 2005-2,
              Class A2 (1)
              5.079%, 3/25/35                 113,477
    698,036 Wachovia Loan Trust,
              Series 2005-SD1,
              Class A (1) (3)
              5.319%, 5/25/35                 698,691
                                         ------------
            TOTAL ASSET-BACKED
              SECURITIES
              (Cost $17,009,586)           17,010,721
                                         ------------


   Principal
   Amount $                                 Value $
   ---------                                -------
            MORTGAGE-BACKED
            OBLIGATIONS - 10.0%
     84,630 Aames Mortgage Trust,
              Series 2002-2, Class B
              6.770%, 3/25/33                  84,647
    780,000 Ace Securities, Series 2004-FM1,
              Class M2 (1)
              6.209%, 9/25/33                 787,438
     27,188 Aegis Asset-Backed Securities
              Trust, Series 2005-1N,
              Class N1 (3)
              4.250%, 3/25/35                  27,157
    494,506 Ameriquest Mortgage Securities,
              Series 2002-1, Class M2 (1)
              6.759%, 5/25/32                 495,327
    205,000 Ameriquest Mortgage Securities,
              Series 2003-AR1, Class M3 (1)
              7.959%, 1/25/33                 206,986
     64,633 Argent Securities,
              Series 2003-W8,
              Class A4 (1)
              5.539%, 12/25/33                 64,733
    183,773 Asset-Backed Funding
              Certificates, Series 2005-AQ1,
              Class A1A (1)
              5.079%, 6/25/35                 183,885
    580,834 Centex Home Equity,
              Series 1999-4, Class A7 (1)
              5.309%, 2/25/31                 582,248
    124,432 Chase Funding Loan Acquisition
              Trust, Series 2003-C1,
              Class 2M1 (1)
              5.609%, 11/25/32                124,795
     37,928 FEP Receivables Participation
              Funding LP, Series 2001-1,
              Class A-2L (1) (2)
              4.510%, 11/18/08                 37,833
    222,103 Fremont NIM Trust,
              Series 2005-B (3)
              5.500%, 4/25/35                 220,160
    317,556 GMAC Mortgage Corporation
              Loan Trust, Series 2004-HLT1,
              Class A2
              3.870%, 5/25/25                 314,947
    342,878 GRMT Mortgage Loan Trust,
              Series 2001-1A, Class A5 (3)
              6.650%, 7/20/31                 344,231
    305,096 GSAA Home Equity Trust,
              Series 2006-2N, Class Note (3)
              6.000%, 12/25/35                305,208
    669,193 GSAA Home Equity Trust,
              Series 2006-3N, Class N1 (3)
              5.750%, 3/25/36                 669,099


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MORTGAGE-BACKED
            OBLIGATIONS - (CONTINUED)
    193,184 GSAMP Trust, Series 2005-S2,
              Class A (1)
              5.129%, 11/25/34                193,328
    145,000 Home Equity Asset Trust,
              Series 2003-1, Class M3 (1)
              7.059%, 6/25/33                 145,917
    240,602 Lake Country Mortgage Loan
              Trust, 2005-HE1,
              Class A1 (1) (3)
              5.159%, 12/25/32                240,602
     32,600 Long Beach Asset Holdings,
              Series 2004-6, Class N1 (1) (3)
              4.500%, 11/25/34                 32,552
    129,611 Long Beach Asset Holdings,
              Series 2005-2, Class N1 (3)
              4.150%, 4/25/35                 128,315
    253,658 Long Beach Asset Holdings,
              Series 2005-WL1, Class N1 (3)
              5.193%, 6/25/45                 252,231
    232,335 Master Alternative NIM,
              Series 2006-2, Class N1 (3)
              7.500%, 12/25/35                228,850
    154,901 Master Asset-Backed Securities
              Trust, Series 2004-WMC3,
              Class A2 (1)
              5.319%, 10/25/34                155,163
    116,591 Master Asset-Backed Securities
              Trust, Series 2005-C10A,
              Class N1 (3)
              4.750%, 5/26/35                 115,584
    108,045 Master Asset-Backed Securities
              Trust, Series 2005-CI9A,
              Class N1 (3)
              4.940%, 3/26/35                 107,516
    285,379 Master Asset-Backed Securities
              Trust, Series 2005-HE1,
              Class A1 (1)
              5.059%, 5/25/35                 285,572
    215,659 Master Asset-Backed Securities
              Trust, Series 2005-OPT1,
              Class N (1) (3)
              5.070%, 5/26/10                 215,659
    186,416 Master Asset-Backed Securities
              Trust, Series 2006-C15A,
              Class N1 (3)
              6.280%, 1/26/36                 186,416


   Principal
   Amount $                                 Value $
   ---------                                -------
     12,748 Opteum NIM Trust,
              Series 2005-1 (3)
              6.000%, 2/25/35                  12,720
     35,877 Option One Mortgage Loan
              Trust, Series 2002-3,
              Class M2 (1)
              6.089%, 8/25/32                  35,923
     56,753 Option One Mortgage Loan
              Trust, Series 2002-3,
              Class M3 (1)
              6.809%, 8/25/32                  56,847
    870,000 Option One Mortgage Loan
              Trust, Series 2003-1,
              Class M2 (1)
              6.909%, 2/25/33                 875,658
    155,000 Option One Mortgage Loan
              Trust, Series 2003-3,
              Class M2 (1)
              6.559%, 6/25/33                 156,323
    813,868 Provident Bank Home Equity
              Loan Trust, Series 1999-3,
              Class A3 (1)
              5.349%, 1/25/31                 814,814
     39,579 Renaissance NIM Trust,
              Series 2005-1, Class N (3)
              4.700%, 5/25/35                  39,257
     47,766 Residential Asset Securities,
              Series 2002-KS2,
              Class MII3 (1)
              6.759%, 4/25/32                  47,863
    250,000 Residential Asset Securities,
              Series 2003-KS8,
              Class MII2 (1)
              6.459%, 10/25/33                251,557
     50,289 Residential Asset Securities,
              Series 2005-NT1 (3)
              4.000%, 2/25/35                  49,981
    426,519 Sharp, Series 2006-ASP1,
              Class N (3)
              7.380%, 9/25/35                 426,519
     99,699 Sharps SP I LLC NIM Trust,
              Series 2005-HE4N,
              Class N (3)
              5.250%, 7/25/35                  98,952
    121,321 Sharps SP I LLC NIM Trust,
              Series 2005-HE6N,
              Class N (3)
              7.250%, 10/25/35                120,714


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ENHANCED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MORTGAGE-BACKED
            OBLIGATIONS - (CONTINUED)
    254,348 Soundview Home Equity Loan
              Trust, Series 2003-2,
              Class A2 (1)
              5.609%, 11/25/33                256,185
    635,000 Terwin Mortgage Trust,
              Series 2006-4SL, Class A1 (3)
              4.500%, 4/25/36                 626,666
                                         ------------
            TOTAL MORTGAGE-BACKED
            OBLIGATIONS
              (Cost $10,636,404)           10,606,378
                                         ------------
            COMMERCIAL PAPER - 8.0%
  5,000,000 AIG (4)
              4.759%, 5/03/06               4,998,681
  3,500,000 Citicorp (4)
              4.763%, 5/01/06               3,500,000
                                         ------------
            TOTAL COMMERCIAL
              PAPER
              (Cost $8,498,680)             8,498,681
                                         ------------
            U.S. GOVERNMENT
            MORTGAGE-BACKED
            OBLIGATIONS - 4.4%
            FNMA (1)
  2,144,988 5.726%, 10/01/35                2,195,007
  1,696,538 5.600%, 11/01/35                1,736,100
    729,586 4.220%, 4/01/36                   754,551
                                         ------------
            TOTAL U.S. GOVERNMENT
            MORTGAGE-BACKED
            OBLIGATIONS
              (Cost $4,675,154)             4,685,658
                                         ------------
            U.S. TREASURY
            OBLIGATIONS - 3.4%
    500,000 U.S. Treasury Bill (4)
              4.448%, 5/04/06                 499,818
  3,120,000 U.S. Treasury Note
              4.375%, 1/31/08               3,093,065
                                         ------------
            TOTAL U.S. TREASURY
              OBLIGATIONS
              (Cost $3,615,765)             3,592,883
                                         ------------


   Principal
   Amount $                                 Value $
   ---------                                -------
            CORPORATE
            OBLIGATION - 0.2%
    200,000 Twin Reefs Pass-Through (3)
              5.849%, 12/10/09                200,007
                                         ------------
            TOTAL CORPORATE
              OBLIGATION
              (Cost $200,341)                 200,007
                                         ------------
            SHORT-TERM
            INVESTMENT - 0.8%
    842,448 JPMorgan Chase Time Deposit,
              4.29%                           842,448
                                         ------------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $842,448)                 842,448
                                         ------------
            TOTAL
              INVESTMENTS - 102.5%
              (Cost $109,350,908)         108,923,484
                                         ------------
            OTHER ASSETS LESS
              LIABILITIES - (2.5)%         (2,710,506)
                                         ------------
            NET ASSETS - 100.0%          $106,212,978
                                         ============


(1)  Variable Rate Security -- Rate disclosed is as of April 30, 2006.
(2) Security considered illiquid. On April 30, 2006, the value of these securities amounted to $531,198, representing 0.5% of the net assets of the Fund.
(3) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2006, the value of these securities amounted to $12,727,991, representing 12.0% of the net assets of the Fund.
(4) The rate shown represents the security's effective yield at time of purchase.
FNMA -- Federal National Mortgage Association
IO -- Interest Only Security
LLC -- Limited Liability Company
LP -- Limited Partnership
Ltd -- Limited



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            U.S. GOVERNMENT
            MORTGAGE-BACKED
            OBLIGATIONS - 24.6%
            FHLMC Gold
      2,120   8.000%, 1/01/26                   2,259
     41,016   6.000%, 12/01/28                 41,078
  1,778,383   5.500%, 12/01/34              1,730,410
    777,525   5.000%, 7/01/33                 737,782
    913,617   5.000%, 8/01/33                 866,918
    390,834   4.500%, 3/01/19                 372,372
            FNMA
     33,203   7.500%, 12/01/29                 34,606
      5,801   7.000%, 12/01/10                  5,879
      5,920   7.000%, 5/01/24                   6,101
     10,091   7.000%, 5/01/26                  10,405
     47,951   7.000%, 5/01/26                  49,412
     41,810   6.000%, 12/01/28                 41,804
     32,576   6.000%, 12/01/28                 32,571
    525,915   5.500%, 7/01/34                 511,580
    124,430   4.500%, 10/01/33                114,418
    125,000   4.250%, 5/15/09                 121,929
    140,023 FNMA, Series 2004-35,
              Class AJ
              4.500%, 1/25/20                 138,343
            GNMA
    48,499    8.000%, 11/15/17                 51,234
      1,522   8.000%, 6/15/26                   1,628
     95,401   5.500%, 1/15/34                  93,746
    341,685   5.500%, 9/20/34                 334,265
                                          -----------
            TOTAL U.S. GOVERNMENT
              MORTGAGE-BACKED
              OBLIGATIONS
              (Cost $5,427,999)             5,298,740
                                          -----------
            U.S. TREASURY
            OBLIGATIONS - 22.9%
            U.S. Treasury Bonds
    630,000   6.125%, 8/15/29                 698,759
     70,000   5.375%, 2/15/31                  71,072
  1,080,000   4.500%, 2/15/16               1,032,919
    475,000   4.500%, 2/15/36                 426,869
            U.S. Treasury Notes
    175,000   4.875%, 4/30/08                 175,068
  1,065,000   4.875%, 4/30/11               1,063,003
    515,000   4.750%, 3/31/11                 511,097
    970,000   4.500%, 2/28/11                 952,571
                                          -----------
            TOTAL U.S. TREASURY
              OBLIGATIONS
              (Cost $5,009,300)             4,931,358
                                          -----------


   Principal
   Amount $                                 Value $
   ---------                                -------
            CORPORATE
            OBLIGATIONS - 16.4%
    100,000 American International
              Group (1)
              5.050%, 10/01/15                 94,325
     45,000 Assured Guaranty
              7.000%, 6/01/34                  46,782
     60,000 British Sky Broadcast
              Finance (1)
              6.500%, 10/15/35                 56,703
     75,000 Cadbury Schweppes Finance (1)
              5.125%, 10/01/13                 71,507
    125,000 Cathay United Bank (1) (2)
              5.500%, 10/05/20                116,067
     45,000 Cendant
              6.875%, 8/15/06                  45,159
     40,000 ChinaTrust Commercial Bank
              (1) (2)
              5.625%, 12/29/49                 37,160
            Citigroup
     85,000   5.850%, 12/11/34                 81,087
     85,000   5.000%, 9/15/14                  80,639
    105,000 Comcast Cable Communication
              8.875%, 5/01/17                 123,884
     45,000 Dime Capital Trust I
              9.330%, 5/06/27                  48,536
     40,000 Dominion Resources
              5.950%, 6/15/35                  36,556
    125,000 Enterprise Products Operations
              4.950%, 6/01/10                 121,118
     10,000 Exelon
              4.900%, 6/15/15                   9,213
    160,000 FirstEnergy
              6.450%, 11/15/11                165,186
            GATX Financial
     40,000   6.000%, 11/19/08                 40,212
    135,000   5.125%, 4/15/10                 131,323
            Goldman Sachs Group
    100,000   6.450%, 5/01/36                  99,139
     40,000   5.000%, 10/01/14                 37,618
     50,000 Halliburton
              8.750%, 2/15/21                  62,245
    160,000 Harrahs Operating
              5.500%, 7/01/10                 158,263
    100,000 ICICI Bank Singapore (1)
              5.750%, 11/16/10                 98,698
     35,000 ING Groep (2)
              5.775%, 12/29/49                 33,582
     80,000 iStar Financial
              5.650%, 9/15/11                  78,786
     55,000 JetBlue Airways (2)
              5.330%, 3/15/14                  54,263
     40,000 JPMorgan Capital Trust I
              7.540%, 1/15/27                  41,867



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            CORPORATE
            OBLIGATIONS - (CONTINUED)
     10,000 JPMorgan Chase
              4.750%, 3/01/15                   9,305
     70,000 Kinder Morgan Finance
              5.700%, 1/05/16                  67,554
     70,000 Korea Development Bank
              3.875%, 3/02/09                  67,105
     65,000 Lehman Brothers Holdings
              4.500%, 7/26/10                  62,534
     80,000 MeadWestvaco
              6.850%, 4/01/12                  82,481
     15,000 Meritage Homes
              6.250%, 3/15/15                  13,575
    185,000 Montpelier Re Holdings
              6.125%, 8/15/13                 174,906
     65,000 Morgan Stanley
              4.750%, 4/01/14                  60,210
     85,000 Odyssey Re Holdings
              7.650%, 11/01/13                 84,541
     30,000 Pacific Gas & Electric
              6.050%, 3/01/34                  28,791
     50,000 Pemex Project Master Trust (1)
              5.750%, 12/15/15                 47,463
     65,000 Plum Creek Timberlands
              5.875%, 11/15/15                 63,063
    100,000 PTT (1)
              5.875%, 8/03/35                  88,827
    115,000 Pulte Homes
              4.875%, 7/15/09                 112,071
     25,000 Royal Caribbean Cruises
              7.500%, 10/15/27                 25,648
     30,000 Shinhan Bank (2)
              5.663%, 3/02/35                  27,855
    100,000 Southern Copper
              7.500%, 7/27/35                  97,250
     25,000 Sprint Capital
              8.750%, 3/15/32                  31,110
     40,000 Telecom Italia Capital
              4.950%, 9/30/14                  36,676
     40,000 Telecom Italia Capital (2)
              5.160%, 2/01/11                  40,285
     85,000 Teva Pharmaceutical Finance LLC
              6.150%, 2/01/36                  78,789
     70,000 Time Warner Entertainment
              8.375%, 7/15/33                  80,299
    180,000 Transatlantic Holdings
              5.750%, 12/14/15                174,628
                                          -----------
            TOTAL CORPORATE
              OBLIGATIONS
              (Cost $3,634,342)             3,524,884
                                          -----------


   Principal
   Amount $                                 Value $
   ---------                                -------
            MORTGAGE-BACKED
            OBLIGATIONS - 14.8%
     25,000 Asset-Backed Funding
              Certificates,
              Series 2004-OPT5,
              Class M2 (2)
              6.409%, 12/25/33                 25,423
    440,000 Bear Stearns Commercial
              Mortgage Securities,
              Series 2004-PWR, Class A4
              4.715%, 2/11/41                 414,428
    395,000 Bear Stearns Commercial
              Mortgage Securities,
              Series 2005-T18, Class A4 (2)
              4.933%, 2/13/42                 373,927
     60,242 Chase Commercial Mortgage
              Securities, Series 2000-2,
              Class A1
              7.543%, 7/15/32                  62,419
    255,000 Citibank Credit Card Issuance
              Trust, Series 2004-A1,
              Class A1
              2.550%, 1/20/09                 250,382
    729,449 Countrywide Alternative Loan
              Trust, Series 2005-65CB,
              Class 1A7
              5.500%, 1/25/36                 721,020
     21,775 Fremont NIM Trust,
              Series 2005-B (1)
              5.500%, 4/25/35                  21,584
     52,509 GMAC Mortgage Corporation
              Loan Trust, Series 2004-HLT1,
              Class A2
              3.870%, 5/25/25                  52,078
      7,100 Home Equity Asset Trust,
              Series 2003-1, Class B2 (2)
              9.209%, 6/25/33                   7,152
     12,199 Long Beach Asset Holdings,
              Series 2005-2, Class N1 (1)
              4.150%, 4/25/35                  12,077
     49,478 Merrill Lynch Mortgage
              Investors, Series 2005-SL1,
              Class A
              5.159%, 6/25/35                  49,516
    215,000 Morgan Stanley Capital I,
              Series 2003-T11, Class A3
              4.850%, 6/13/41                 208,629
    825,000 Morgan Stanley Capital I,
              Series 2004-T15, Class A4 (2)
              5.270%, 6/13/41                 801,405
    160,000 Morgan Stanley Dean Witter
              Capital I, Series 2002-TOP7,
              Class A2
              5.980%, 1/15/39                 163,020


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


   Principal
   Amount $                                 Value $
   ---------                                -------
            MORTGAGE-BACKED
            OBLIGATIONS - (CONTINUED)
     11,959 Option One Mortgage Loan
              Trust, Series 2002-3,
              Class M2
              6.089%, 8/25/32                  11,974
      6,758 Salomon Brothers Mortgage
              Securities VII,
              Series 2001-CPB1, Class A (2)
              6.000%, 12/25/30                  6,755
                                          -----------
            TOTAL MORTGAGE-BACKED
              OBLIGATIONS
              (Cost $3,255,400)             3,181,789
                                          -----------
            COMMERCIAL PAPER - 12.5%
    900,000 AIG (3)
              4.760%, 5/03/06                 899,762
    900,000 General Electric Capital (3)
              4.760%, 5/03/06                 899,763
    900,000 Toyota Motor Credit (3)
              4.749%, 5/03/06                 899,763
                                          -----------
            TOTAL COMMERCIAL
              PAPER
              (Cost $2,699,288)             2,699,288
                                          -----------
            COLLATERALIZED MORTGAGE
            OBLIGATIONS - 3.7%
    149,077 American Home Mortgage
              Investment Trust,
              Series 2005-1,
              Class 1A1
              5.179%, 6/25/45                 149,447
     69,001 Citigroup Mortgage Loan Trust,
              Series 2003-1, Class WA2
              6.500%, 10/25/33                 69,580
    338,118 Citigroup Mortgage Loan Trust,
              Series 2003-UP3, Class A2
              7.000%, 9/25/33                 343,556
    228,006 Citigroup Mortgage Loan Trust,
              Series 2005-1, Class 3A1
              6.500%, 4/25/35                 229,912
                                          -----------
            TOTAL COLLATERALIZED
              MORTGAGE OBLIGATIONS
              (Cost $803,956)                 792,495
                                          -----------



   Principal
   Amount $                                 Value $
   ---------                                -------
            ASSET-BACKED SECURITIES - 2.1%
    211,149 Hedged Mutual Fund Fee Trust,
              Series 2003-1A, Class 2 (1)
              5.220%, 11/30/10                209,607
    241,598 Hedged Mutual Fund Fee Trust,
              Series 2003-2, Class 2 (1)
              4.840%, 3/02/11                 237,030
                                          -----------
            TOTAL ASSET-BACKED
              SECURITIES
              (Cost $452,620)                 446,637
                                          -----------
            SHORT-TERM
            INVESTMENT - 8.1%
  1,757,221 JPMorgan Chase Time Deposit,
              4.29%                         1,757,221
                                          -----------
            TOTAL SHORT-TERM
              INVESTMENT
              (Cost $1,757,221)             1,757,221
                                          -----------
            TOTAL
              INVESTMENTS - 105.1%
              (Cost $23,040,126)           22,632,412
                                          -----------
            OTHER ASSETS LESS
              LIABILITIES - (5.1)%         (1,094,019)
                                          -----------
            NET ASSETS - 100.0%           $21,538,393
                                          ===========

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2006, the value of these securities amounted to $1,091,048, representing 5.1% of the net assets of the Fund.
(2)  Variable Rate Security -- Rate disclosed is as of April 30, 2006.
(3) The rate shown represents the security's effective yield at time of purchase.
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
LLC -- Limited Liability Company


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - 90.9%
            ALABAMA - 2.9%
            Alabama Private Colleges &
              Universities Facilities RB,
              Tuskegee University Project,
              Assured Guaranty
  2,000,000   4.750%, 9/01/26               2,025,000
    470,000   4.000%, 9/01/13                 468,886
    425,000   3.950%, 9/01/12                 425,408
    250,000 Crenshaw County, Industrial
              Development Board RB, Sister
              Schuberts Project, AMT,
              Pre-Refunded @ 100, (LOC:
              AmSouth Bank of Alabama)
              (1) (2) (3) (4)
              5.600%, 3/01/08                 253,172
    775,000 Jefferson County, Limited
              Obligation School RB
              Warrants, Series A
              5.250%, 1/01/15                 820,570
    630,000 Jefferson County, Multi-Family
              Housing Authority RB
              Warrants, Mitchell
              Investments, Series A,
              (LOC: Regions Bank)
              5.400%, 9/01/12                 650,469
                                         ------------
                                            4,643,505
            ARIZONA - 1.3%
    290,000 Phoenix, Industrial
              Development Authority RB,
              Hacienda Sunnyslope
              Project, Series A,
              AMT, GNMA
              4.350%, 7/20/15                 287,161
     35,000 Pima County GO, ETM
              6.750%, 11/01/09                 35,939
  1,740,000 State Health Facilities
              Authority RB, Phoenix
              Baptist Hospital &
              Medical Center, MBIA, ETM
              6.250%, 9/01/11               1,803,667
                                         ------------
                                            2,126,767
            ARKANSAS - 12.8%
    570,000 Baxter County, Hospital
              Revenue Authority RB,
              Refunding & Improvement
              Project, Series A
              5.375%, 9/01/14                 582,916
  4,550,000 Cabot, Sales & Use Tax RB,
              XLCA
              4.300%, 12/01/31              4,567,608


   Principal
   Amount $                                 Value $
   ---------                                -------
  1,000,000 Drew County, Industrial
              Development RB, JP Price
              Lumber Project, Series B,
              ADFA, AMT
              5.000%, 2/01/16               1,009,930
    100,000 Farmington, Sales & Use Tax RB
              4.600%, 4/01/25                 100,289
  1,300,000 Little Rock, Library
              Construction
              GO, Series A
              4.250%, 3/01/23               1,263,366
    250,000 Pine Bluff, Industrial
              Development RB,
              Weyerhaeuser Project
              5.500%, 11/01/07                256,468
  5,800,000 Pulaski County, Lease Purchase
              Authority RB, Series A,
              FHLMC (5)
              4.870%, 3/01/07               5,800,000
  5,000,000 Pulaski County, Lease Purchase
              Authority RB, Series B,
              FHLMC (5)
              4.870%, 3/01/07               5,000,000
  1,275,000 Springdale, Sales & Use Tax RB,
              MBIA
              4.000%, 7/01/16               1,247,702
    970,000 Stuttgart, Sales & Use Tax RB,
              AMBAC
              4.200%, 10/01/31                948,408
                                         ------------
                                           20,776,687
            CALIFORNIA - 8.3%
    185,000 Anaheim, Memorial Hospital
              Association COP, AMBAC,
              ETM
              5.125%, 5/15/20                 185,202
    590,000 Benicia, Unified School
              District GO, Series B,
              MBIA (6)
              4.589%, 8/01/18                 311,762
            California Health Facilities
              Funding Authority RB,
              California-Nevada-Methodist
              Project (7)
    360,000   5.000%, 7/01/14                 376,816
    375,000   5.000%, 7/01/15                 392,246
    395,000   5.000%, 7/01/16                 412,435
    825,000   4.250%, 7/01/11                 831,542
     35,000 California State GO
              3.625%, 5/01/07                  34,978
     25,000 California State GO, Series BT,
              AMT
              5.100%, 12/01/13                 25,175


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            CALIFORNIA - (CONTINUED)
     85,000 California Statewide Communities
              Development Authority COP,
              Kaiser Remarket, FSA, ETM
              5.300%, 12/01/15                 86,947
  8,390,000 Contra Costa Home Mortgage
              Finance RB, Multi-Family
              Housing, MBIA, ETM (6)
              6.481%, 9/01/17               3,983,824
    175,000 Delta County Home Mortgage
              Finance RB, Single-Family
              Mortgage Backed Securities,
              Series A, AMT, MBIA,
              GNMA, FNMA
              5.350%, 6/01/24                 175,107
    615,000 Los Angeles, Multi-Family
              Housing RB, Colorado Terrace
              Project, Series H, AMT, GNMA
              4.350%, 11/20/12                613,315
    500,000 Los Angeles, Multi-Family
              Housing RB, Malibu Meadows II
              Project, Series C, FNMA
              3.780%, 4/15/28                 500,000
  3,915,000 Manteca, Financing Authority
              Sewer RB, Series B, MBIA
              5.000%, 12/01/33              3,921,068
    500,000 Orange County, Apartment
              Development RB, WLCO Local
              Multi-Family Housing, Issue G,
              Series 3, FNMA (5)
              3.780%, 11/15/28                500,000
     10,000 Placer County, Water Agency RB,
              Middle Fork Project
              3.750%, 7/01/12                   9,990
     75,000 Sacramento County, Sacramento
              Main Detention Center COP,
              MBIA, ETM
              5.500%, 6/01/10                  77,792
     10,000 Sacramento County, Sanitation
              Authority RB, ETM
              5.125%, 12/01/10                 10,017
    203,000 San Bernardino County,
              Transportation Authority RB,
              Series A, FGIC, ETM
              6.000%, 3/01/10                 212,198
    400,000 Simi Valley, Multi-Family
              Housing RB, Lincoln Wood
              Ranch, FHLMC (5)
              3.780%, 6/01/10                 400,000


   Principal
   Amount $                                 Value $
   ---------                                -------
    175,000 Southern California, Public
              Power Authority RB,
              Palo Verde Project,
              Series A, ETM
              5.000%, 7/01/17                 175,180
    130,000 State Public Works Board RB,
              San Jose Facilities, Series A
              7.750%, 8/01/06                 131,088
    200,000 Valley Center, Unified School
              District GO, Capital
              Appreciation, Series A,
              MBIA (6)
              4.521%, 9/01/17                 108,164
                                         ------------
                                           13,474,846
            COLORADO - 6.2%
  3,595,000 Adonea, Metropolitan District
              No. 2 RB, Series B, (LOC:
              Compass Bank)
              4.375%, 12/01/15              3,566,528
    770,000 Beacon Point, Metropolitan
              District RB, Series B, (LOC:
              Compass Bank)
              4.375%, 12/01/15                761,961
    100,000 Denver City & County COP,
              Series A, MBIA,
              Pre-Refunded @ 100 (4)
              5.000%, 5/01/08                 102,494
    500,000 Denver City & County
              Multi-Family Housing RB,
              Cottonwood Creek, Series A,
              FHLMC (1) (2) (3) (5)
              3.820%, 4/15/14                 500,000
  1,760,000 High Plains, Metropolitan
              District RB, (LOC:
              Compass Bank)
              4.375%, 12/01/15              1,746,061
    500,000 Interlocken Metropolitan
              District GO, Series A, RADIAN
              5.750%, 12/15/11                532,240
    810,000 State Educational & Cultural
              Facilities Authority RB,
              Charter School,
              Peak to Peak, XLCA
              3.000%, 8/15/09                 793,136
    365,000 State Educational & Cultural
              Facilities Authority RB,
              Parker Core Charter School,
              XLCA
              3.500%, 11/01/14                341,994
     30,000 State Health Facility
              Authority RB, Series A, ETM
              5.350%, 11/01/16                 30,689


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            COLORADO - (CONTINUED)
            Teller County, COP, Assured
              Guaranty
    400,000   5.000%, 12/01/24                418,580
    120,000   4.550%, 12/01/18                119,201
    310,000   4.500%, 12/01/17                308,056
    300,000   4.400%, 12/01/16                297,237
    150,000   4.150%, 12/01/13                148,650
    190,000   3.500%, 12/01/09                186,734
    180,000   3.150%, 12/01/07                178,601
                                         ------------
                                           10,032,162
            CONNECTICUT - 0.6%
     50,000 Greenwich, New Public Housing
              Authority RB
              5.250%, 5/01/08                  51,311
    785,000 Stamford, Multi-Family Housing
              RB, Fairfield Apartments
              Project, AMT,
              Mandatory Put (8)
              4.750%, 12/01/08                791,327
     80,000 State Health & Educational
              Facilities RB, Danbury
              Hospital, ETM
              7.875%, 7/01/09                  84,667
                                         ------------
                                              927,305
            DELAWARE - 0.5%
    825,000 State Economic Development
              Authority RB, Delmarva
              Power & Light,
              Series D, AMT
              5.650%, 7/01/28                 863,569
                                         ------------
            DISTRICT OF COLUMBIA - 0.6%
    500,000 District of Columbia GO,
              Series B, FSA, ETM
              5.500%, 6/01/14                 528,855
            Hospital RB, Medlantic
              Healthcare Group, Series A,
              MBIA, ETM
    100,000   5.750%, 8/15/14                 102,556
    410,000   5.750%, 8/15/26                 420,430
                                         ------------
                                            1,051,841
            FLORIDA - 3.5%
     50,000 Clearwater, Housing Authority
              RB, Affordable Housing
              Acquisition Program, FSA
              4.950%, 6/01/07                  50,420


   Principal
   Amount $                                 Value $
   ---------                                -------
    577,849 Dade County, Single-Family
              Housing Finance Authority RB,
              Series B-1, AMT, GNMA,
              FNMA
              6.100%, 4/01/27                 582,264
            Gulf Breeze, Local Government
              RB, FGIC, Mandatory Put
              (5) (8)
  1,135,000   4.000%, 12/01/14              1,107,771
    600,000   4.000%, 12/01/15                578,406
    500,000 Hillsborough County School
              Board COP, Series B, MBIA
              5.000%, 7/01/18                 521,780
    175,000 Jacksonville, Electric
              Authority RB, ETM
              5.375%, 7/01/12                 181,470
     10,000 Jacksonville, Electric
              Authority RB, Third
              Installment, ETM
              6.800%, 7/01/12                  10,818
    125,000 Jacksonville, Health
              Facilities RB,
              Daughters of Charity,
              MBIA, ETM (1) (2) (3)
              5.000%, 11/15/15                125,122
     60,000 Orange County, Tourist
              Division RB, AMBAC, ETM
              6.000%, 10/01/16                 60,224
     50,000 Orange County, Tourist
              Division RB, Orange County
              Convention, AMBAC, ETM
              9.250%, 9/01/07                  52,078
  1,060,000 Orange County, Tourist
              Division  RB, Series A,
              AMBAC, ETM
              6.250%, 10/01/13              1,120,918
    510,000 Pinellas County, Housing
              Finance Authority RB,
              Multi-County Program,
              Series A-3, AMT,
              GNMA, FNMA
              4.000%, 3/01/25                 504,482
     25,000 State GO, ETM
              5.900%, 7/01/08                  25,501
    120,000 Tampa, Allegany Health System
              RB, Saint Anthony, MBIA, ETM
              5.125%, 12/01/15                120,011
     65,000 Tampa, Allegany Health System
              RB, Saint Joseph, MBIA, ETM
              5.125%, 12/01/23                 65,006
    340,000 Tampa, Allegany Health System
              RB, Saint Mary's, MBIA, ETM
              5.125%, 12/01/23                340,031
    190,000 Vero Beach, Electric RB, MBIA,
              ETM
              6.500%, 12/01/07                194,725
                                         ------------
                                            5,641,027



The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            GEORGIA - 2.1%
  1,015,000 Cobb County, Kennestone
              Hospital Authority RB,
              Capital Appreciation
              Certificates, Series 86A,
              MBIA, ETM (6)
              6.159%, 8/01/15                 577,789
    700,000 Dekalb County, Multi-Family
              Housing RB, Winters Creek
              Apartments Project, FNMA (5)
              3.830%, 6/15/25                 700,000
     45,000 Fulco, Hospital Authority RB,
              Saint Joseph Hospital, ETM
              5.375%, 10/01/09                 45,206
     40,000 Gwinnett County, Water & Sewer
              RB, MBIA, ETM
              6.100%, 3/01/08                  41,689
    750,000 Marietta, Multi-Family Housing
              RB, Franklin Walk Apartments
              Project, FHLMC (5)
              3.830%, 1/01/32                 750,000
    490,000 Municipal Electric Authority
              Power RB, Capital Appreciation,
              Series Q, MBIA (6)
              6.785%, 1/01/12                 343,108
  1,000,000 Roswell, Multi-Family Housing
              Authority RB, Azalea Park
              Apartments Project, FNMA (5)
              3.830%, 6/15/25               1,000,000
                                         ------------
                                            3,457,792
            IDAHO - 0.1%
    205,000 State Housing & Finance
              Association RB, Single-
              Family Mortgage, Series D,
              Class III, AMT
              5.400%, 7/01/21                 210,582
                                         ------------

            ILLINOIS - 13.8%
  5,000,000 Aurora, Multi-Family Housing RB,
              Apartments At Fox, Series VY-A,
              FNMA, FHLMC (5)
              3.830%, 12/01/26              5,000,000
  4,460,000 Bolingbrook, Sales Tax RB (6)
              1.277%, 1/01/15               4,061,098
    600,000 Calhoun & Greene Counties,
              Community School District
              No. 40 GO
              4.700%, 1/01/16                 602,088
  2,000,000 Chicago, Kingsbury
              Redevelopment Project TAN,
              Series A
              6.570%, 2/15/13               2,083,640


   Principal
   Amount $                                 Value $
   ---------                                -------
  1,000,000 Chicago, Lake Shore East SA
              6.750%, 12/01/32              1,072,940
  4,412,000 Pingree Grove, Special Services
              Area, Cambridge Lakes Project,
              Series 05-1
              5.250%, 3/01/15               4,430,266
    690,000 State Education Facilities
              Authority RB, Capital
              Appreciation,
              Pre-Refunded @ 57.17 (4) (6)
              4.861%, 7/01/09                 334,098
    850,000 State Educational Facilities
              Authority RB, Capital
              Appreciation, ETM (6)
              6.078%, 7/01/14                 519,452
  1,120,000 State Financial Authority RB,
              Medical District Common
              Project, Series A, CIFG
              4.125%, 9/01/18               1,085,146
    850,000 State Financial Authority RB,
              Metropolitis Project
              5.000%, 12/01/24                840,930
  1,430,000 State Health Facilities
              Authority RB, Hinsdale
              Hospital, Series A, ETM
              6.950%, 11/15/13              1,563,648
    275,000 State Health Facilities
              Authority RB, Hospital of
              Sisters Services, Series A,
              FSA, Optional Put
              4.500%, 12/01/23                277,054
    575,000 Will County, Community School
              District GO, Alternative
              Revenue Source Larway
              5.625%, 12/01/23                590,864
                                         ------------
                                           22,461,224
            INDIANA - 2.2%
            Gary, Sanitation District,
              Special Taxing District,
              RADIAN
   250,000    5.000%, 2/01/12                 260,807
    270,000   5.000%, 2/01/13                 281,529
     70,000 Indianapolis, Industrial
              Utilities District RB, ETM
              7.000%, 6/01/08                  71,769
            Maconaquah, School District RB,
              Energy Management Financing
              Project
    286,756   5.000%, 1/01/12                 296,033
    301,093   5.000%, 1/01/13                 310,755
    316,148   5.000%, 1/01/14                 326,347
    261,339   4.750%, 1/01/10                 265,821
    273,752   4.750%, 1/01/11                 279,156
    232,329   4.000%, 1/01/07                 232,187
    241,622   4.000%, 1/01/08                 241,197
    251,287   4.000%, 1/01/09                 250,119


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            INDIANA - (CONTINUED)
     95,000 State Health Facility
              Financing Authority RB,
              Ancilla Systems,
              MBIA, ETM
              5.250%, 7/01/22                  97,395
            State Health Facility
              Financing Authority RB,
              Methodist Hospital,
              Series A, AMBAC,
              ETM
    100,000   5.750%, 9/01/11                 100,456
    360,000   5.750%, 9/01/15                 362,192
    195,000 Wells County, Hospital
              Authority RB, ETM
              7.250%, 4/01/09                 199,058
                                         ------------
                                            3,574,821
            IOWA - 0.1%
     75,000 State Financial Authority
              RB, Mercy Health System,
              Series V, FSA, ETM
              5.250%, 8/15/27                  76,986
                                         ------------

            KANSAS - 0.8%
    220,000 Shawnee, Multi-Family Housing
              RB, Thomasbrook Apartments,
              Series A, AMT, FNMA
              5.250%, 10/01/14                223,465
  1,000,000 University of Kansas Hospital
              Authority RB, KU Health
              Systems, Series A, AMBAC
              5.400%, 9/01/13               1,042,440
                                         ------------
                                            1,265,905
            KENTUCKY - 1.7%
     40,000 Jefferson County, Health
              Facilities RB, Alliant
              Health Systems, MBIA, ETM
              5.125%, 10/01/27                 40,743
  1,870,000 Marshall County, Public
              Property Corporation RB,
              Courthouse Facility Project
              5.250%, 3/01/23               1,999,011
    675,000 State Area Development
              Districts Financing GO,
              Henderson, Series G1
              5.750%, 12/01/20                703,769
     35,000 State Turnpike Authority RB,
              ETM
              6.125%, 7/01/07                  35,488
                                         ------------
                                            2,779,011

   Principal
   Amount $                                 Value $
   ---------                                -------
            LOUISIANA - 0.8%
    310,000 Calcasieu Parish, Public
              Transportation Authority RB,
              Single-Family Mortgage,
              Series A, AMT, GNMA, FNMA
              5.850%, 10/01/32                314,449
  1,000,000 State Public Facilities
              Authority RB, Pennington
              Medical Foundation Project
              4.000%, 7/01/11                 991,650
                                         ------------
                                            1,306,099
            MASSACHUSETTS - 2.0%
    115,000 State Development Finance
              Agency RB, Curry College,
              Series A, ACA
              3.875%, 3/01/15                 110,703
    545,000 State Development Finance
              Agency RB, Seven Hills
              Foundation & Affiliates,
              RADIAN
              4.500%, 9/01/16                 546,744
    500,000 State Health & Educational
              Facilities Authority RB,
              Cape Cod Healthcare,
              Series C, RADIAN
              5.250%, 11/15/17                521,645
  1,000,000 State Health & Educational
              Facilities Authority RB,
              Mass General Hospital,
              Series F, AMBAC
              6.250%, 7/01/12               1,069,950
    975,000 State Health & Educational
              Facilities Authority RB,
              Nichols College Issue,
              Series C
              6.000%, 10/01/17              1,027,767
                                         ------------
                                            3,276,809
            MICHIGAN - 0.9%
  1,010,000 Kalamazoo, Hospital Finance
              Authority RB, Borgess
              Medical  Center, Series A,
              AMBAC, ETM
              5.625%, 6/01/14               1,031,796
     10,000 State Hospital Finance
              Authority RB, Charity
              Obligatory Group,
              Series A, ETM
              5.000%, 11/01/19                 10,361
     70,000 State Hospital Finance
              Authority RB, Daughters of
              Charity Hospital, ETM
              5.250%, 11/01/10                 70,782


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            MICHIGAN - (CONTINUED)
     10,000 State Hospital Finance
              Authority RB, Mercy Health
              Services RB, MBIA, ETM
              5.750%, 8/15/26                  10,343
     45,000 State Hospital Finance
              Authority RB, Mercy Health
              Services, Series Q,
              AMBAC, ETM
              5.375%, 8/15/26                  45,643
     70,000 State Hospital Finance
              Authority RB, Saint John
              Hospital, AMBAC, ETM
              5.250%, 5/15/26                  71,471
            State Hospital Finance
              Authority RB, Saint John
              Hospital, Series A,
              AMBAC, ETM
    240,000   6.000%, 5/15/13                 250,766
     25,000   5.750%, 5/15/16                  25,759
                                         ------------
                                            1,516,921
            MINNESOTA - 0.5%
  1,140,000 Burnsville, Hospital
              System RB, Fairview
              Community Hospitals,
              ETM (6)
              5.780%, 5/01/12                 771,050
     45,000 Coon Rapids, Hospital RB,
              Health Central, ETM
              7.625%, 8/01/08                  46,702
                                         ------------
                                              817,752
            MISSISSIPPI - 1.3%
    310,000 Horn Lake SA, Desoto Commons,
              AMBAC
              5.000%, 4/15/17                 323,225
            Meridian, Housing Authority
              RB, Series A, AMT (1)
  1,200,000   5.000%, 9/01/15               1,200,108
    655,000   5.000%, 9/01/25                 644,035
                                         ------------
                                            2,167,368
            MISSOURI - 3.0%
    775,000 Boone County, Industrial
              Development Authority RB,
              Otscon Project, AMT,
              Mandatory Put, (LOC: Boone
              County National Bank) (8)
              5.125%, 5/01/12                 770,536


   Principal
   Amount $                                 Value $
   ---------                                -------
    945,000 Brentwood, Tax Increment TA,
              Brentwood Pointe Project
              4.500%, 5/01/23                 941,655
    820,000 Brentwood, Tax Increment TA,
              Brentwood Square Project
              4.500%, 5/01/22                 801,698
    750,000 Hannibal, Industrial
              Development Authority Tax,
              Stardust-Munger Project
              4.700%, 4/15/23                 726,960
            Ozark Centre, Transportation
              Development District RB
   175,000    5.375%, 9/01/32                 172,993
    200,000   4.875%, 9/01/24                 199,988
            State Development Finance
              Board Infrastructure
              Facilities RB, Branson
              Landing Project, Series A
    180,000   4.250%, 6/01/13                 174,870
    100,000   4.125%, 6/01/12                  97,627
    130,000   4.000%, 6/01/10                 127,843
    125,000   4.000%, 6/01/11                 122,252
    500,000 State Development Finance
              Board Infrastructure
              Facility TA, Triumph Foods
              Project, Series A
              5.250%, 3/01/25                 511,565
    260,000 State Housing Development
              Community RB, Single-Family
              Homeown Loan Program,
              Series A-1, GNMA
              5.000%, 3/01/17                 260,855
                                         ------------
                                            4,908,842
            MONTANA - 2.2%
  3,315,000 Forsyth, Pollution Control RB,
              Northwestern Colstrip,
              AMBAC (7)
              4.650%, 8/01/23               3,322,293
            State Board Investment RB,
              Payroll Tax Workers
              Compensation Project, MBIA,
              ETM
    165,000   6.875%, 6/01/11                 174,341
    115,000   6.700%, 6/01/06                 115,271
                                         ------------
                                            3,611,905
            NEBRASKA - 0.8%
     15,000 Scotts Bluff County, Hospital
              Authority No. 1 RB, Regional
              West Medical Center
              6.375%, 12/15/08                 15,022


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            NEBRASKA - (CONTINUED)
            State Educational Finance
              Authority RB, Dana College,
              Series A
   200,000    4.500%, 3/15/13                 195,936
    195,000   4.500%, 3/15/14                 189,942
    180,000   4.350%, 3/15/12                 175,973
            State Educational Finance
              Authority RB, Dana College,
              Series D
    170,000   5.400%, 3/15/25                 171,056
    240,000   5.200%, 3/15/20                 241,171
     50,000   4.950%, 3/15/16                  49,881
     50,000   4.850%, 3/15/15                  49,784
     45,000   4.700%, 3/15/13                  44,841
     50,000   4.700%, 3/15/14                  49,640
     45,000   4.550%, 3/15/12                  44,769
     40,000   4.450%, 3/15/11                  39,773
                                         ------------
                                            1,267,788
            NEVADA - 0.9%
  1,440,000 Rural Housing Authority RB,
              Single-Family Housing,
              Series A, GNMA, FNMA (5)
              4.500%, 8/01/38               1,482,005
                                         ------------

            NEW HAMPSHIRE - 0.1%
    185,000 State Health & Educational
              Facilities Authority RB,
              Speare Memorial Hospital
              5.000%, 7/01/12                 185,327
                                         ------------

            NEW JERSEY - 4.2%
    150,000 Burlington County, Bridge
              Commission RB, County
              Guaranteed Governmental
              Leasing Program
              5.250%, 8/15/15                 160,036
  3,500,000 Cliffside Park GO, BAN (9)
              5.190%, 2/14/07               3,495,135
            Health Care Facilities RB,
              Allegany Health, Our Lady
              of Lourdes, MBIA, ETM
     30,000   5.200%, 7/01/18                  30,679
     50,000   5.125%, 7/01/13                  51,243
    145,000 Health Care Facilities RB,
              Community Memorial Hospital
              Toms River, ETM
              6.750%, 7/01/09                 151,200


   Principal
   Amount $                                 Value $
   ---------                                -------
     75,000 Health Care Facilities RB,
              Mercer Medical Center, ETM
              7.000%, 7/01/08                  77,395
  1,265,000 State Economic Development
              Authority RB, Wanaque
              Convalescent Center Project,
              Series A,
              (LOC: Sovereign Bank)
              3.750%, 2/15/12               1,244,216
  1,500,000 Union County, Industrial
              Pollution Control RB,
              American Cyanamid
              (GA: Wyeth)
              5.800%, 9/01/09               1,565,925
                                         ------------
                                            6,775,829
            NEW MEXICO - 0.1%
     80,000 State Mortgage Finance
              Authority RB, Single-Family
              Mortgage, Series B-2, AMT,
              GNMA, FNMA, FHLMC
              5.550%, 1/01/30                  81,309
     60,000 State Severance Tax RB,
              Pre-Refunded @ 100 (4)
              5.000%, 7/01/07                  60,907
                                         ------------
                                              142,216
            NEW YORK - 1.5%
    150,000 Hempstead Town, Industrial
              Development Agency RB,
              Adelphi University Civic
              Facilities
              5.250%, 2/01/13                 154,488
    275,000 Metropolitan Transportation
              Authority RB, Commuter
              Facilities, Series B,
              AMBAC, ETM
              5.125%, 7/01/24                 284,686
            Metropolitan Transportation
              Authority RB, Commuter
              Facilities, Series D,
              MBIA, ETM
     45,000   5.125%, 7/01/22                  46,154
    165,000   5.000%, 7/01/12                 168,882
     25,000   4.900%, 7/01/10                  25,574
            Metropolitan Transportation
              Authority RB, Grand Central
              Terminal - 2, AMT, FSA, ETM
     50,000   5.500%, 7/01/12                  50,157
     55,000   5.400%, 7/01/11                  55,151
     15,000 Metropolitan Transportation
              Authority RB, Series B-2,
              MBIA, ETM
              5.000%, 7/01/17                  15,501


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            NEW YORK - (CONTINUED)
    100,000 Metropolitan Transportation
              Authority RB, Service
              Contract,  Series Q,
              AMBAC, ETM
              5.125%, 7/01/12                 102,495
    375,000 Metropolitan Transportation
              Authority RB, Service
              Contract, Series R, ETM
              5.500%, 7/01/11                 391,943
    185,000 State Urban Development RB,
              Capital Appreciation (6)
              5.746%, 1/01/11                 139,712
     75,000 State Urban Development RB,
              Capital Appreciation,
              MBIA (6)
              5.782%, 1/01/11                  56,571
    100,000 State Urban Development RB,
              Capital Appreciation,
              Series O, FSA (6)
              5.830%, 1/01/11                  75,428
     33,000 Suffolk County, Water
              Authority RB, Waterworks,
              Series V, ETM
              7.000%, 6/01/06 33,098
    345,000 Triborough Bridge & Tunnel
              Authority RB, General
              Purpose, Series A, ETM
              5.000%, 1/01/24                 345,345
    500,000 Triborough Bridge & Tunnel
              Authority RB, General
              Purpose, Series A,
              MBIA, ETM
              5.000%, 1/01/24 500,935
     50,000 Triborough Bridge & Tunnel
              Authority RB, General
              Purpose, Series B, ETM
              5.100%, 1/01/10                  51,429
                                         ------------
                                            2,497,549
            NORTH CAROLINA - 0.6%
    345,000 Mecklenburg County, Multi-
              Family Housing RB, Little
              Rock Apartments, AMT, FNMA
              3.500%, 1/01/12                 330,544
    360,000 Pitt County, Memorial Hospital
              RB, ETM
              5.250%, 12/01/21                371,923
    210,000 State Medical Care Community
              Hospital RB, Saint Joseph
              Hospital Project, AMBAC,
              ETM
              5.100%, 10/01/14                211,147
                                         ------------
                                              913,614


   Principal
   Amount $                                 Value $
   ---------                                -------
            NORTH DAKOTA - 0.3%
            State Housing Finance Agency
              RB, Housing Finance Program
              Home Mortgage, Series B,
              AMT, SPA-FHLB
    250,000   4.125%, 7/01/11                 245,692
    210,000   4.000%, 7/01/10                 205,750
                                         ------------
                                              451,442
            OHIO - 0.3%
            Columbus, Sewer Improvement
              Bonds GO, ETM
    170,000   6.750%, 9/15/07                 171,452
    150,000   6.000%, 9/15/11                 150,865
     50,000 State Building Authority RB,
              State Facilities,
              Administration Building
              Fund Projects, Series A,
              Pre-Refunded @ 101 (4)
              5.250%, 10/01/08                 52,226
    100,000 Wood County, Industrial
              Development RB, Schutz
              Container Systems Project,
              Series B, (LOC: Bayerische
              Hypo-und Vereinsbank) (5)
              7.125%, 6/01/13                 105,953
                                         ------------
                                              480,496
            OKLAHOMA - 0.5%
    600,000 State Home Finance Authority
              RB, Single-Family Mortgage,
              Series B, AMT, GNMA,
              FNMA, FHLMC
              4.250%, 9/01/25                 599,940
    230,000 Tulsa County, Home Finance
              Authority RB, Single-Family
              Mortgage, FGIC, ETM
              6.900%, 8/01/10                 244,437
                                         ------------
                                              844,377
            OREGON - 0.8%
    825,000 Portland, Housing Authority
              RB, New Columbia Development,
              Capital Funding Program, AMT
              4.300%, 10/01/15                810,917
    475,000 State Facilities Authority RB,
              College Inn Student Housing,
              Series B
              6.250%, 7/01/11                 475,988
                                         ------------
                                            1,286,905


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            PENNSYLVANIA - 3.5%
    170,000 Allegheny County, Hospital
              Development Authority RB,
              Childrens Hospital of
              Pittsburgh, MBIA, ETM
              5.300%, 7/01/26                 179,088
    725,000 Allegheny County, Hospital
              Development Authority RB,
              Jefferson Regional Medical
              Center, Series B (7)
              5.000%, 5/01/18                 731,424
     60,000 Allegheny County, Hospital
              Development Authority RB,
              Pittsburgh Mercy Health
              Systems, AMBAC, ETM
              5.625%, 8/15/26                  61,476
     10,000 Berks County GO, Second
              Series, MBIA
              3.300%, 11/15/09                  9,817
    400,000 Chester, Upland School
              District GO
              4.200%, 5/15/13                 397,108
    970,000 Chester, Upland School
              District GO, XLCA
              4.850%, 9/15/16               1,011,235
    100,000 Dauphin County, General
              Authority RB, AMBAC,
              Mandatory Put (8)
              4.550%, 6/01/08                 101,293
     80,000 Dauphin County, General
              Authority RB, Hapsco-
              Western Pennsylvania
              Hospital Project,
              Series A-1, MBIA, ETM
              5.500%, 7/01/13                  85,742
    105,000 Erie, Higher Education
              Building Authority RB,
              Gannon University Project,
              AMBAC, ETM
              7.375%, 6/01/08                 108,683
     50,000 Hempfield, School District GO,
              ETM
              7.200%, 10/15/09                 53,159
    400,000 Montgomery County, Industrial
              Development Authority RB,
              Adult Communities Total
              Services, Series B
              5.750%, 11/15/17                411,936
  1,125,000 Philadelphia, Multi-Family
              Housing Redevelopment
              Authority RB, Pavilion
              Apartments Project,
              Series A, AMT, HUD
              Section 236
              4.250%, 10/01/16              1,098,202


   Principal
   Amount $                                 Value $
   ---------                                -------
    500,000 Philadelphia, School District
              GO, Series D, FSA
              5.000%, 6/01/15                 528,130
     40,000 Pittsburgh GO, Series C, ETM
              7.000%, 3/01/07                  41,066
    755,000 State Higher Educational
              Facilities Authority RB,
              Allegheny Delaware Valley
              Obligation, Series A, MBIA
              5.700%, 11/15/11                816,283
     55,000 State Higher Educational
              Facilities Authority RB,
              Tenth Series, ETM
              6.900%, 7/01/07                  55,918
                                         ------------
                                            5,690,560
            RHODE ISLAND - 0.8%
     55,000 State Depositors Economic
              Protection RB, Series B,
              MBIA, ETM
              6.000%, 8/01/17                  57,975
            Woonsocket, Housing Authority
              RB, Capital Funds Housing
              Project
    385,000   4.500%, 9/01/10                 395,256
    400,000   4.500%, 9/01/11                 411,708
    420,000   4.500%, 9/01/12                 431,403
                                         ------------
                                            1,296,342
            SOUTH CAROLINA - 0.2%
    325,000 Greenville County, Airport
              RB, Donaldson Industrial
              Air Park Project, AMT
              6.125%, 10/01/17                344,312
                                         ------------
            TENNESSEE - 1.5%
    230,000 Nashville & Davidson Counties,
              Metropolitan Government Cab
              Converter RB, FGIC
              7.700%, 1/01/12                 263,541
    500,000 Nashville & Davidson
              Counties, Metropolitan
              Government Health &
              Educational Facilities
              Board RB, RADIAN
              5.100%, 8/01/16                 507,625
    175,000 State GO, Series B, ETM
              5.500%, 5/01/23                 180,425
            State School Board Authority
              RB, Series B (10)
     40,000   5.250%, 5/01/10                  40,646
  1,275,000   5.000%, 5/01/09               1,295,362
    120,000 Wilson County, Health &
              Educational Facilities
              Board RB, University
              Medical Center, ETM
              8.375%, 8/01/08                 123,260
                                         ------------
                                            2,410,859


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            TEXAS - 4.9%
  2,020,000 Allen, Independent School
              District GO, Capital
              Appreciation, PSF,
              Pre-Refunded @ 40.017
              (4) (6)
              5.977%, 2/15/10                 697,284
  2,025,000 Allen, Independent School
              District GO, Capital
              Appreciation, PSF,
              Pre-Refunded @ 42.722
              (4) (6)
              5.938%, 2/15/10                 746,273
    750,000 Austin, Convention Enterprises
              RB, Trust Certificates,
              Series B, (Surety: ZC
              Specialty Insurance)
              5.750%, 1/01/16                 794,325
     65,000 Denison, Hospital Authority
              RB, Texoma Medical
              Center, ETM
              7.125%, 7/01/08                  67,290
            Fort Bend County, Municipal
              Utility District No. 23 GO,
              FGIC
     45,000   6.500%, 9/01/08                  47,643
     65,000   6.500%, 9/01/09                  70,270
     70,000   6.500%, 9/01/10                  77,191
     45,000   6.500%, 9/01/11                  50,436
     95,000   5.000%, 9/01/16                  98,369
    250,000 Greater Greenspoint,
              Redevelopment Authority RB,
              Tax Increment Contract,
              RADIAN
              5.250%, 9/01/10                 261,750
     85,000 Harris County, Health
              Facilities Development RB,
              St. Lukes Episcopal
              Hospital Project, ETM
              6.625%, 2/15/12                  85,200
    155,000 Houston, Airport System RB,
              ETM
              7.600%, 7/01/10                 168,829
     25,000 Houston, Sewer System RB,
              FGIC, ETM
              6.375%, 10/01/08                 25,785
            Retama, Development Corporate
              Special Facilities RB,
              Retama Racetrack, ETM (9)
  2,000,000   10.000%, 12/15/17             2,796,340
    500,000   8.750%, 12/15/11                589,360
     50,000 Sendero, Public Facilities RB,
              Crown Meadows Project,
              Series A, FHLMC
              4.250%, 6/01/13                  50,184


   Principal
   Amount $                                 Value $
   ---------                                -------
1,500,000   South Lake GO, AMBAC,
              Pre-Refunded @ 26.765
              (4) (6)
              6.273%, 2/15/09                 360,360
  3,145,000 South Lake GO, AMBAC,
              Pre-Refunded @ 32.616
              (4) (6)
              6.210%, 2/15/09                 920,730
     25,000 Travis County, Health
              Facility Development RB,
              Daughters of Charity,
              MBIA, ETM
              5.000%, 11/01/20                 25,249
                                         ------------
                                            7,932,868
            UTAH - 0.0%
     30,000 Intermountain Power Agency RB,
              Series A, ETM
              5.000%, 7/01/21                  30,029
                                         ------------
            VIRGINIA - 0.4%
    740,000 Norfolk, Packaging Systems RB,
              Series A, MBIA
              4.000%, 2/01/19                 700,203
                                         ------------
            WASHINGTON - 0.3%
    489,445 Nooksack, Indian Tribe RB
              5.500%, 2/23/11                 482,295
                                         ------------
            WEST VIRGINIA - 0.1%
    150,000 State Economic Development
              Authority, Industrial
              Development RB, Central
              Supply Project, AMT,
              (LOC: BB&T)
              5.500%, 5/15/10                 153,209
                                         ------------
            WISCONSIN - 0.9%
  1,365,000 Oshkosh, Industrial
              Development Authority RB,
              Don Evans Project, AMT,
              Mandatory Put,
              (LOC: Marshall & Ilslay) (8)
              5.500%, 12/01/11              1,390,621
     50,000 State Health & Educational
              Facilities RB, ACA
              6.000%, 5/15/16                  51,263
     10,000 State Transportation RB,
              Series A
              5.500%, 7/01/11                  10,777
     60,000 Winnebago County, Promissory
              Notes GO
              4.375%, 4/01/12                  60,993
                                         ------------
                                            1,513,654
                                         ------------
            TOTAL MUNICIPAL BONDS
              (Cost $149,202,709)         147,851,605
                                         ------------


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            CORPORATE
            OBLIGATIONS - 3.4%
  1,384,000 BFL Funding VI (11)
              5.000%, 4/01/08               1,362,825
    801,802 IIS/Syska Holdings Energy (11)
              3.900%, 8/15/08                 723,305
    250,000 Kidspeace National Centers of
              Georgia, USDA (1) (2) (3) (5)
              4.500%, 12/01/28                247,925
    819,648 Landmark Leasing (11)
              6.200%, 10/01/22                773,108
  2,489,861 USDA Airtanker (11)
              8.000%, 2/01/08               2,461,726
                                         ------------
            TOTAL CORPORATE
            OBLIGATIONS
            (Cost $5,746,475)               5,568,889
                                         ------------


   Shares
   ------
            SHORT-TERM
            INVESTMENTS - 7.2%
  7,858,000 BlackRock Institutional Muni
              Fund Portfolio, 3.44% (12)    7,858,000
  3,877,323 SEI Tax Exempt Trust
              Institutional Tax Free Fund,
              Class A, 3.38% (12)           3,877,323
                                         ------------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $11,735,324)           11,735,323
                                         ------------
            TOTAL
              INVESTMENTS - 101.5%
              (Cost $166,684,508)         165,155,817
                                         ------------
            OTHER ASSETS LESS
              LIABILITIES - (1.5)%         (2,521,417)
                                         ------------
            NET ASSETS - 100.0%          $162,634,400
                                         ============

(1)  Private Placement Security.
(2)  Security considered restricted. (See Note 2 in Notes to Financial
     Statements).
(3) Security considered illiquid. On April 30, 2006, the value of these securities amounted to $1,126,219 representing 0.7% of the net assets of the Fund.
(4)  Pre-Refunded Security -- The maturity date shown is the pre-refunded date.
(5)  Variable Rate Security -- Rate disclosed is as of April 30, 2006.
(6) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.
(7)  Security purchased on a when-issued basis.
(8) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.
(9)  Security is taxable.
(10) Economically Defeased Security.
(11) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2006, the value of these securities amounted to $5,320,964, representing 3.3% of the net assets of the Fund.
(12) Rate shown is the 7-day effective yield as of April 30, 2006.
AMT -- Income from security may be subject to alternative minimum tax.
BAN -- Bond Anticipation Note
CIFG -- Cornell/Intel Faculty Group
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
GO -- General Obligation
HUD -- Department of Housing and Urban Development
LOC -- Letter of Credit
RB -- Revenue Bond
SA -- Special Assessment
TA -- Tax Allocation
TAN -- Tax Anticipation Note
Guaranteed as to principal and interest by the organization identified below:
ACA -- American Capital Access
ADFA -- ADFA Guaranty
AMBAC -- -American Municipal Bond Assurance Corporation
FGIC -- Federal Guaranty Insurance Company
FSA -- Financial Security Assurance
GA -- Guaranteed Agreement
MBIA -- Municipal Bond Investors Assurance
PSF -- PSF Guaranty
SPA -- SPA Guaranty
RADIAN -- RADIAN Guaranty U
SDA -- USDA Guaranty
XLCA -- XL Capital Assurance


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - 88.1%
            ARIZONA - 2.8%
     65,000 Maricopa County, Hospital RB,
              Intermediate Community-Sun
              City, ETM
              8.625%, 1/01/10                  70,966
     79,000 Maricopa County, Hospital RB,
              St. Lukes Hospital Medical
              Center Project, ETM
              8.750%, 2/01/10                  86,446
     80,000 Oro Valley, Oracle Road
              Improvement District GO
              5.000%, 1/01/07                  80,518
    270,000 Pinal County, Industrial
              Development Authority,
              Correctional Facilities RB,
              Florence West Prison,
              Series A, ACA
              3.875%, 10/01/09                266,636
  3,900,000 Tucson, Industrial
              Development Authority RB,
              Family Housing Residential
              Project, Series A, FNMA (1)
              3.830%, 1/15/32               3,900,000
                                         ------------
                                            4,404,566
            ARKANSAS - 9.3%
    475,000 Fayetteville, Sales &
              Use Tax SA
              2.750%, 12/01/09                466,246
    760,000 Little Rock, Library
              Construction Improvement
              GO, Series A
              4.350%, 3/01/24                 750,644
    155,000 Maumelle, Capital Improvement
              GO, Series A
              3.750%, 3/01/20                 146,325
    210,000 Maumelle, Capital Improvement
              GO, Series B, MBIA
              3.600%, 9/01/20                 205,615
 10,930,000 Pulaski County, Lease
              Purchase Authority RB,
              Series A, FHLMC
              4.870%, 3/01/07              10,930,000
    215,000 Rogers, Sales & Use Tax RB,
              Series A, FGIC
              4.125%, 9/01/23                 213,660
  1,805,000 Springdale, Sales &
              Use Tax RB, MBIA
              4.000%, 7/01/16               1,766,355
                                         ------------
                                           14,478,845


   Principal
   Amount $                                 Value $
   ---------                                -------
            CALIFORNIA - 7.6%
    103,688 Cabazon Band Mission Indians
              RB (2) (3) (4)
              11.950%, 7/14/06                104,087
  2,200,000 California Health Facilities
              Funding Authority RB,
              California-Nevada-Methodist
              Project (5)
              4.250%, 7/01/11               2,217,446
    100,000 California Water Residential
              Development GO, Series M
              4.875%, 10/01/07                100,092
    500,000 Contra Costa County,
              Multi-Family Housing
              Authority RB, Delta Square
              Apartments Project,
              Series H, FNMA (1)
              3.780%, 10/15/29                500,000
  5,090,000 Manteca, Financing Authority
              Sewer RB, Series B, MBIA
              5.000%, 12/01/33              5,097,890
  1,000,000 Orange County, Apartment
              Development RB, Harbor
              Pointe Issue D, FHLMC (1)
              3.780%, 12/01/22              1,000,000
  1,000,000 Orange County, Apartment
              Development RB, WLCO Local
              Multi-Family Housing
              Issue G, Series 1, FNMA (1)
              3.780%, 11/15/28              1,000,000
    415,000 Placer County, Water Agency
              RB,  Middle Fork Project
              3.750%, 7/01/12                 414,597
     55,000 Sacramento County, Sanitation
              District RB, ETM
              5.000%, 12/01/08                 55,072
    400,000 San Bernadino, Multi-Family
              Housing Authority RB,
              Somerset Apartments
              Project, Series A, FNMA (1)
              3.780%, 5/15/29                 400,000
  1,000,000 Statewide Communities
              Development Authority RB,
              Daughters of Charity
              Health, Series F
              5.000%, 7/01/06               1,002,080
                                         ------------
                                           11,891,264
            COLORADO - 5.9%
  4,200,000 Arapahoe County, Multi-Family
              Housing Authority RB,
              Stratford Station Project,
              FNMA (1)
              3.830%, 11/01/17              4,200,000


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            COLORADO - (CONTINUED)
    500,000 Central Colorado Water
              Conservancy District GO,
              Well Augmentation
              Sub-District
              3.875%, 3/01/07                 495,040
     55,000 Denver City & County Multi-
              Family Housing RB, Buerger
              Brothers Project, Series A,
              AMT, FHA
              5.100%, 11/01/07                 55,354
  3,000,000 Denver City & County
              Multi-Family Housing RB,
              Cottonwood Creek, Series A
              (1) (2) (3)
              3.820%, 4/15/14               3,000,000
    135,000 Denver, West Metropolitan
              District GO
              3.300%, 12/01/06                134,530
            El Paso County, Academy Water
              & Sanitation District GO
    120,000   3.650%, 11/15/07                118,860
    115,000   3.250%, 11/15/06                114,410
     50,000 Milliken, Sales &
              Use Tax RB (5)
              2.000%, 12/01/06                 49,353
    525,000 State Educational & Cultural
              Facilities RB, Northwest
              Nazarene Project
              4.500%, 11/01/06                525,966
    210,000 State Housing & Finance
              Authority RB, Single-Family
              Program Series C-2, AMT
              8.400%, 10/01/21                219,532
    355,000 State Housing & Fin RB,
              Single-Family Project,
              Series D2, AMT
              6.350%, 11/01/29                359,938
                                         ------------
                                            9,272,983
            CONNECTICUT - 0.5%
    810,000 Stamford, Multi-Family
              Housing RB, Fairfield
              Apartments Project,
              AMT, Mandatory Put (7)
              4.750%, 12/01/08                816,529
                                         ------------
            DELAWARE - 1.5%
  1,160,000 State Economic Development
              Authority RB, Water
              Development, Wilmington
              Suburban, Series B
              6.450%, 12/01/07              1,204,939


   Principal
   Amount $                                 Value $
   ---------                                -------
            State Health Facilities
              Authority RB, Beebe Medical
              Center Project, Series A
    560,000   5.000%, 6/01/06                 560,638
    455,000   5.000%, 6/01/07                 460,428
    160,000 State Housing Authority RB,
              Single-Family Mortgage,
              Series A-1, AMT, MBIA
              5.300%, 7/01/11                 160,581
                                         ------------
                                            2,386,586
            DISTRICT OF COLUMBIA - 0.2%
    295,000 Housing Finance Agency RB,
              1330 7th Street Apartments,
              Series A, AMT, FHA
              3.000%, 12/01/09                286,215
                                         ------------
            FLORIDA - 0.6%
    115,000 Broward County, Water & Sewer
              Utilities Systems RB,
              Pre-Refunded @ 100 (8)
              6.875%, 9/01/06                 116,095
     15,000 Dunedin, Health Facilities
              Authority RB, Mease
              Hospital, ETM
              7.600%, 10/01/08                 15,665
    365,000 Jacksonville, Educational
              Facilities RB, Edward
              Water College Project,
              Mandatory Put, (LOC:
              Wachovia Bank) (7)
              3.600%, 10/01/06                363,510
     10,000 Jacksonville, Electric
              Authority RB, Third
              Installment, ETM
              6.800%, 7/01/12                  10,818
    335,000 State Board of Education
              Capital Outlay GO
              8.400%, 6/01/07                 344,149
     40,000 State GO, ETM
              5.900%, 7/01/08                  40,802
                                         ------------
                                              891,039
            GEORGIA - 0.4%
    205,000 Columbus, Water & Sewer RB,
              ETM
              8.000%, 5/01/06                 205,070
    445,000 State Housing & Finance
              Authority RB, Single-Family
              Mortgage Program,
              Sub-Series D-3
              4.850%, 6/01/17                 445,133
                                         ------------
                                              650,203


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            IDAHO - 0.1%
     50,000 State Housing & Finance
              Association RB, Single-Family
              Mortgage Program, Sub-Series
              G-2, AMT
              5.750%, 1/01/14                  50,889
     25,000 State Housing & Finance
              Association RB, Single-Family
              Mortgage Program, Sub-Series
              H-2, AMT, FHA
              5.850%, 1/01/14                  25,035
                                         ------------
                                               75,924
            ILLINOIS - 12.3%
  2,900,000 Aurora, Multi-Family Housing
              RB, Apartments At Fox,
              Series VY-A, FNMA
              3.830%, 12/01/26              2,900,000
  5,000,000 Bolingbrook, Sales Tax
              RB (6)
              5.150%, 1/01/26               4,547,900
     35,000 Chicago, Single-Family
              Mortgage RB, Series B,
              AMT, GNMA, FNMA, FHLMC
              6.950%, 9/01/28                  35,075
     65,000 Chicago, Transportation
              Authority RB, Capital
              Grant, Series A, AMBAC
              4.250%, 6/01/08                  65,029
     35,000 Dupage County, Water &
              Sewer RB, ETM, MBIA
              10.500%, 1/01/07                 36,511
  2,500,000 Oak Park, Industrial
              Development RB, Oak
              Park Il, Prairie Court,
              Mandatory Put (7)
              5.500%, 12/01/06              2,532,650
    140,000 Pekin, Single-Family Mortgage
              RB, ETM
              7.400%, 12/01/08                147,696
    110,000 Peoria, New Public Housing
              RB
              4.875%, 10/01/06                110,595
  7,060,000 Pingree Grove, Special
              Services Area, Cambridge
              Lakes Project, Series 05-1
              5.250%, 3/01/15               7,089,229
    875,000 State Health Facilities
              Authority RB, Hinsdale,
              Series A, ETM, AMBAC
              7.000%, 11/15/19                915,171
    805,000   State Health Facilities
              Authority RB, Lutheran,
              Series C, FSA
              7.000%, 4/01/08                 836,459
                                         ------------
                                           19,216,315


   Principal
   Amount $                                 Value $
   ---------                                -------
            INDIANA - 1.0%
    305,000 Fairfield, Junior-Senior High
              School Building RB
              5.150%, 1/01/07                 305,335
    675,000 Hammond, Local Public
              Improvement RB, Series A,
              FGIC
              5.100%, 3/15/07                 675,722
    100,000 Lawrence, Multi-Family Housing
              RB, Pinnacle Apartments
              Project, AMT, FNMA,
              Mandatory Put (7)
              5.150%, 1/01/08                 101,888
    150,000 State Health Facilities
              Financing Authority, Hospital
              RB, Sisters of St. Francis
              Health, Series A, MBIA
              5.000%, 11/01/09                155,336
    310,000 State Housing Finance
              Authority RB, Single-Family
              Mortgage, Series A-3, AMT,
              GNMA, FNMA
              5.375%, 1/01/23                 315,292
                                         ------------
                                            1,553,573
            IOWA - 0.3%
    125,000 Polk County, Hospital
              Facility RB, ETM
              7.750%, 7/01/06                 125,855
     10,000 Sioux City, Hospital RB,
              Series O, MBIA, ETM
              5.250%, 8/15/10                  10,011
     35,000 Sioux City, Hospital RB,
              St. Lukes Medical Center
              Project, ETM
              6.375%, 9/01/06                  35,312
    350,000 State Financial Authority,
              Solid Waste Disposal RB,
              IPSCO Project, AMT,
              Mandatory Put (7)
              6.000%, 6/01/07                 353,808
                                         ------------
                                              524,986
            KANSAS - 3.0%
  2,510,000 Sedgwick & Shawnee Counties,
              Single-Family Mortgage RB,
              Series A, AMT, GNMA,
              FNMA (9)
              5.600%, 6/01/27               2,581,611
    149,000 Wichita, Hospital RB, ETM
              6.750%, 10/01/07                152,382
  1,025,000 Wyandotte County, Sales
              Tax RB, 1st Lien, Area B,
              (LOC: Citibank NA)
              3.750%, 12/01/12              1,014,186


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            KANSAS - (CONTINUED)
  1,000,000 Wyandotte County, Sales
              Tax RB, 1st Lien, Area C,
              (LOC: Citibank NA)
              3.850%, 12/01/13                990,480
                                         ------------
                                            4,738,659
            KENTUCKY - 1.0%
  1,320,000 State Area Development
              Districts Financing GO,
              Henderson, Series G1
              5.750%, 12/01/20              1,376,258
     80,000 State Turnpike Authority
              RB, ETM (1)
              6.625%, 7/01/08                  82,394
    105,000 State Turnpike Authority
              Toll Road RB, ETM
              6.125%, 7/01/08                 107,383
                                         ------------
                                            1,566,035
            LOUISIANA - 0.4%
    185,000 Calcasieu Parish, Public
              Transportation Authority
              RB, Single-Family Mortgage,
              Series A, AMT, GNMA, FNMA
              5.850%, 10/01/32                187,655
     60,000 Jefferson Parish, Hospital
              Service District No. 1
              RB, ETM
              7.250%, 1/01/09                  63,013
     75,000 Monroe-West Monroe, Single-
              Family Mortgage RB, ETM
              7.200%, 8/01/10                  79,659
    235,000 Orleans Parish, School Board
              GO, MBIA, ETM (6)
              7.018%, 2/01/08                 206,565
     40,000 State Public Facilities
              Authority Hospital RB,
              Pendleton Memorial Methodist
              Hospital, ETM
              5.000%, 6/01/08                  40,737
                                         ------------
                                              577,629
            MARYLAND - 1.9%
  2,180,000 Baltimore, Unrefunded
              Capital Appreciation
              GO, Series A, FGIC (6)
              6.046%, 10/15/09              1,825,445
  1,115,000 State Health & Higher
              Education RB, Howard
              County General Hospital,
              ETM
              5.500%, 7/01/13               1,141,225
                                         ------------
                                            2,966,670


   Principal
   Amount $                                 Value $
   ---------                                -------
            MASSACHUSETTS - 0.9%
  1,200,000 State Health & Educational
              Facilities Authority RB,
              Daughters of Charity-
              Carney, Series D,
              Pre-Refunded @ 100 (8)
              6.100%, 7/01/06               1,205,028
    125,000 State Health & Educational
              Facilities Authority RB,
              MBIA
              5.000%, 7/01/13                 125,216
                                         ------------
                                            1,330,244
            MICHIGAN - 2.4%
    700,000 Detroit/Wayne County, Stadium
              Authority RB, FGIC
              5.250%, 2/01/09                 721,455
    750,000 Grand Valley, State University
              RB, AMBAC
              5.150%, 10/01/09                761,752
    960,000 Kalamazoo, Hospital Finance
              Authority RB, Borgess
              Medical Center, Series A,
              AMBAC, ETM
              5.500%, 6/01/08                 980,640
     65,000 Kalamazoo, Hospital Finance
              Authority RB, Borgess
              Medical Center, Series A,
              FGIC, ETM
              6.125%, 7/01/07                  65,127
    350,000 Kalamazoo, Hospital Finance
              Authority RB, Bronson
              Methodist, MBIA
              5.500%, 5/15/08                 360,252
    800,000 State Hospital Finance
              Authority RB, Bay Medical
              Center, Series A, FSA
              5.125%, 7/01/09                 820,520
                                         ------------
                                            3,709,746
            MINNESOTA - 0.3%
    310,000 Alexandria, Industrial
              Development RB, Seluemed
              Limited LLP Project, AMT,
              (LOC: First Trust NA)
              5.300%, 3/01/10                 310,679
     85,000 Burnsville, Hospital System
              RB, Fairview Community
              Hospitals, ETM (6)
              4.034%, 5/01/12                  57,490
     80,000 St. Paul, Housing &
              Redevelopment Authority
              TA, Downtown & 7th Place
              Project, AMBAC, ETM
              5.300%, 9/01/06                  80,104
                                         ------------
                                              448,273


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            MISSISSIPPI - 2.1%
  1,235,000 Mississippi Business Finance
              RB, TT&W Farm Products
              Project, AMT, (LOC:
              National Bank)
              6.900%, 7/01/10               1,240,249
    260,000 Mississippi Development Bank
              RB, Special Obligation,
              Three Rivers Solid Waste
              Project
              4.650%, 7/01/06                 260,000
  1,860,000 Mississippi Home Corporation
              RB, Single-Family Mortgage,
              Series A, AMT, FNMA,
              GNMA, USDA
              3.150%, 6/01/20               1,829,254
                                         ------------
                                            3,329,503
            MISSOURI - 2.1%
  1,090,000 Boone County, Industrial
              Development Authority RB,
              Otscon Project, AMT,
              Mandatory Put, (LOC: Boone
              County National Bank) (7)
              5.125%, 5/01/12               1,083,722
            Pacific, Industrial
              Development Authority RB,
              Clayton Project, AMT, (LOC:
              Commerce Bank NA)
    720,000   6.450%, 5/01/17                 727,934
    720,000   6.200%, 5/01/12                 727,942
    100,000 St. Charles County,
              Industrial Development
              Authority RB, Garden View
              Care Center Project, AMT,
              (LOC: U.S. Bank NA)
              5.400%, 11/15/16                101,699
    500,000 St. Louis, Industrial
              Development Authority RB,
              Multi-Family Housing,
              Blumeyer General Apartments
              Project, AMT, Mandatory Put,
              (GA: AIG Retirement Services)
              (7)
              3.125%, 8/20/06                 497,025
    200,000 St. Louis, Industrial
              Development Authority RB,
              Multi-Family Housing,
              Vaughn Elderly Apartments
              Project, AMT, Mandatory Put,
              (GA: Sun America AIG) (7)
              4.000%, 12/20/06                198,922
                                         ------------
                                            3,337,244


   Principal
   Amount $                                 Value $
   ---------                                -------
            NEBRASKA - 0.1%
    100,000 Madison County, Hospital
              Authority RB, Faith
              Regional Healthcare
              Services Project, RADIAN
              4.850%, 7/01/09                 102,656
                                         ------------
            NEVADA - 0.6%
    530,000 Carson City, Hospital RB,
              Tahoe Hospital Project,
              Series A, RADIAN
              2.300%, 9/01/07                 516,055
    345,000 Henderson, Local Improvement
              Districts SA, Lake
              Las Vegas, Sub-Series B-2
              3.900%, 8/01/07                 341,657
     70,000 Las Vegas, Downtown
              Redevelopment Agency RB,
              Series A, BIG, ETM
              7.100%, 6/01/06                  70,211
     35,000 State Municipal Bond GO,
              Project No. 28-31-C, ETM
              7.200%, 1/01/09                  35,155
                                         ------------
                                              963,078
            NEW JERSEY - 8.3%
  3,895,000 Atlantic City, Municipal
              Utilities Authority RB,
              Sub-Water Systems (2) (3)
              5.000%, 1/01/08               3,934,612
  1,500,000 Bergen County, Utilities
              Authority RB, Project
              Notes
              3.000%, 12/15/06              1,490,970
  2,025,000 Bloomfield, Parking
              Authority Notes (4)
              4.500%, 5/18/06               2,024,453
  3,500,000 Cliffside Park GO, BAN (4)
              5.190%, 2/14/07               3,495,135
     20,000 Hudson County GO
              5.125%, 8/01/08                  20,328
    125,000 State Health Care Facilities
              Financing Authority RB,
              Allegany Health, Our Lady
              of Lourdes, ETM, MBIA
              5.000%, 7/01/08                 125,164
  1,900,000 State Transportation
              Authority RB, Series A, TAN
              4.000%, 6/23/06               1,900,703
                                         ------------
                                           12,991,365


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            NEW MEXICO - 0.6%
  1,000,000 State, Mortgage Financial
              Authority RB, Single-Family
              Housing, Series A2, Class I,
              AMT, GNMA, FNMA,
              FHLMC
              3.900%, 1/01/19                 997,880
                                         ------------
            NEW YORK - 3.0%
     35,000 New York City, Housing
              Development Corporation RB,
              Multi-Family Housing,
              Series E-1, AMT
              2.750%, 11/01/07                 34,498
  2,165,000 New York State Housing Finance
              Agency RB, Multi-Family
              Housing, Series B, AMT,
              SONYMA
              4.750%, 8/15/37               2,145,666
    445,000 Saratoga County, Industrial
              Development Agency RB,
              Saratoga Hospital Project,
              Series A
              5.000%, 12/01/07                450,327
    720,000 State Dormitory Authority RB,
              Mental Health Project,
              Series B, Partially
              Pre-Refunded @ 102 (8)
              5.700%, 2/15/07                 744,682
      5,000 State Housing Finance Agency
              RB, University Construction,
              Series A, ETM
              7.900%, 11/01/06                  5,048
    625,000 State Urban Development RB,
              Capital Appreciation,
              Series O, FSA (6)
              11.435%, 1/01/11                471,425
    780,000 Tobacco Settlement Financing
              RB, Series C-1
              5.250%, 6/01/12                 791,700
                                         ------------
                                            4,643,346
            NORTH CAROLINA - 0.3%
    100,000 Pasquotank County, Public
              Schools Project COP, MBIA
              5.000%, 6/01/15                 102,093
    125,000 State Medical Care Community
              RB, Saint Joseph Hospital
              Project, AMBAC, ETM
              5.000%, 10/01/08                125,678
     80,000 State Medical Care Community
              Hospital RB, Memorial
              Mission Hospital Project,
              ETM
              7.625%, 10/01/08                 83,865


   Principal
   Amount $                                 Value $
   ---------                                -------
    150,000 State Medical Care Community
              RB, North Carolina Housing
              Foundation Project, ACA
              6.000%, 8/15/10                 155,008
                                         ------------
                                              466,644
            NORTH DAKOTA - 0.2%
    290,000 State Housing Finance Agency
              RB, Home Mortgage Program,
              Series A, AMT
              5.200%, 7/01/19                 294,684
                                         ------------
            OHIO - 0.2%
    100,000 Cuyahoga County, Deaconess
              Hospital Project RB, ETM
              6.750%, 11/01/09                104,636
    230,000 Franklin County, First
              Mortgage RB, OCLC
              Project, ETM
              7.500%, 6/01/09                 238,892
                                         ------------
                                              343,528
            OKLAHOMA - 0.1%
    135,000 Tulsa County, Home Financial
              Authority RB, Single-Family
              Mortgage, Mortgage-Backed
              Securities Program, Class B,
              AMT, GNMA
              7.100%, 8/01/30                 136,778
                                         ------------
            OREGON - 1.5%
    250,000 Cow Creek Band RB, Umpqua
              Tribe of Indians, Series B,
              AMBAC
              5.100%, 7/01/12                 250,475
    570,000 State Housing & Community
              Services Department RB,
              Single-Family Mortgage
              Program, Series F, AMT,
              MBIA
              5.650%, 7/01/28                 583,475
  1,470,000 State Housing & Community
              Services Department RB,
              Single-Family Mortgage
              Program, Series J,
              AMT, FNMA
              5.750%, 7/01/29               1,498,430
                                         ------------
                                            2,332,380
            PENNSYLVANIA - 6.8%
     10,000 Berks County GO, Second
              Series, MBIA
              3.100%, 11/15/08                  9,816
  1,000,000 Chester County, Health &
              Education Facilities
              Authority RB, Chester
              County Hospital, MBIA
              5.625%, 7/01/08               1,012,780


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            PENNSYLVANIA - (CONTINUED)
    660,000 Dauphin County, General
              Authority RB, School District
              Program 0-1, FSA, Mandatory
              Put (7)
              3.500%, 12/01/06                658,139
     10,000 Delaware County, Industrial
              Development Authority RB,
              Martins Run Project
              6.000%, 12/15/06                  9,999
     50,000 Eastern Snyder County, Regional
              Authority Sewer RB, MBIA
              2.000%, 11/01/06                 49,491
    205,000 Lakeland, School District GO,
              ETM
              8.875%, 8/15/10                 227,525
    220,000 Leesport, Borough Authority
              Sewer RB,
              Pre-Refunded @ 100 (8)
              5.250%, 11/15/06                220,812
  2,000,000 Montgomery County, Industrial
              Development Authority RB,
              Adult Communities Total
              Services, Series B
              5.750%, 11/15/17              2,059,680
  2,000,000 Philadelphia, Authority for
              Industrial Development RB,
              PGH Development Corporation
              5.500%, 7/01/10               2,029,140
    110,000 Philadelphia, Hospitals
              Authority RB, Thomas
              Jefferson University
              Hospital, ETM
              7.000%, 7/01/08                 113,639
      5,000 Pittsburgh GO, Series C, ETM
              7.000%, 3/01/07                   5,133
  2,600,000 Pittsburgh, Urban Redevelopment
              Authority RB, Multi-Family
              Housing, Louis Mason Junior
              Project, Mandatory Put (7)
              5.000%, 12/01/07              2,621,034
  1,605,000 State Higher Educational
              Facilities Authority RB,
              Saint Francis Independent
              Colleges-Universities
              5.000%, 11/01/11              1,617,679
                                         ------------
                                           10,634,867
            RHODE ISLAND - 0.1%
    166,000 Warwick GO, Series A, MBIA
              6.600%, 11/15/06                166,397
                                         ------------


   Principal
   Amount $                                 Value $
   ---------                                -------
            SOUTH CAROLINA - 0.6%
  1,000,000 State Housing Finance &
              Development Authority RB,
              Multi-Family Housing,
              Spartanburg Project,
              Series A, FHLMC (1)
              3.830%, 8/01/31               1,000,000
                                         ------------
            SOUTH DAKOTA - 0.7%
    820,000 State Health & Educational
              Facilities RB, Rapid City
              Regional Hospital, MBIA
              5.000%, 9/01/06                 823,509
    235,000 State Lease Revenue Trust
              COP, Series B, FSA
              6.500%, 9/01/08                 242,036
                                         ------------
                                            1,065,545
            TENNESSEE - 0.2%
    310,000 State Housing Development
              Agency RB, Homeownership
              Program, Series 1D
              4.700%, 7/01/15                 310,313
                                         ------------
            TEXAS - 3.8%
    115,000 Dallas County GO, Series B
              5.300%, 8/15/07                 116,229
    470,000 Galveston County, Single-Family
              Housing Mortgage RB,
              Mortgage-Backed Securities
              Project, Series A, AMT, GNMA,
              FNMA
              6.200%, 12/01/32                478,709
     55,000 Gulf Coast Waste Disposal
              Authority RB, Waste
              Management of Texas,
              Series C, AMT
              3.200%, 5/01/28                  55,029
  2,885,000 Retama, Development Special
              Facilities RB, Retama
              Racetrack, ETM (4)
              8.750%, 12/15/10              3,317,115
  1,640,000 State Department of Housing &
              Community Affairs RB, High
              Point III Project, Series A,
              FNMA (1)
              3.830%, 2/01/23               1,640,000
    260,000 Valley Community Hospital RB,
              ETM
              7.500%, 4/01/09                 276,136
                                         ------------
                                            5,883,218


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)

   Principal
   Amount $                                 Value $
   ---------                                -------
            MUNICIPAL BONDS - (CONTINUED)
            VIRGINIA - 1.2%
    365,000 Louisa, Industrial Development
              Authority RB, Pollution
              Control
              5.250%, 12/01/08                371,026
    110,000 Petersburg GO, FGIC
              4.950%, 3/01/07                 110,442
  1,500,000 Poplar Hill, Community
              Development Authority, COP,
              Series A, USDA (4)
              5.500%, 9/01/34               1,441,440
                                         ------------
                                            1,922,908
            WEST VIRGINIA - 0.0%
     65,000 Cabell, Putnam, & Wayne
              Counties, Single-Family
              Residential Mortgage RB,
              ETM, FGIC
              7.375%, 4/01/10                  68,923
                                         ------------
            WISCONSIN - 3.2%
  1,000,000 Fond Du Lac, Water Works RB,
              BAN
              4.000%, 3/01/10                 997,950
    350,000 Oconomowoc, Industrial
              Development RB, Cl&D
              Graphics Project, AMT,
              (LOC: Marshall & Ilslay)
              5.650%, 9/15/07                 353,867
    900,000 Oshkosh, Industrial
              Development Authority
              RB, Don Evans Project,
              AMT, Mandatory Put, (LOC:
              Marshall & Ilslay) (7)
              5.500%, 12/01/11                916,893
  1,500,000 State Health & Educational
              Facilities RB, Aurora
              Health Care, MBIA
              5.000%, 8/15/09               1,549,710
  1,125,000 State Housing & Economic
              Development Authority RB,
              AMT, Series E
              5.800%, 9/01/17               1,151,179
                                         ------------
                                            4,969,599
                                         ------------
            TOTAL MUNICIPAL
              BONDS
              (Cost $138,510,022)         137,747,140
                                         ------------


   Principal
   Amount $                                 Value $
   ---------                                -------
            CORPORATE
            OBLIGATIONS - 3.5%
  1,880,225 IIS/Syska Holdings Energy (10)
              3.900%, 8/15/08               1,696,151
    250,000 Kidspeace National Centers of
              Georgia, USDA (1) (2) (3)
              4.500%, 12/01/28                247,925
  3,556,944 USDA Airtanker (10)
              8.000%, 2/01/08               3,516,751
                                         ------------
            TOTAL CORPORATE
              OBLIGATIONS
              (Cost $5,682,582)             5,460,827
                                         ------------
            SHORT-TERM
            INVESTMENTS - 8.2%
   Shares
   ------
  7,602,000 BlackRock Institutional Muni
              Fund Portfolio, 3.44% (11)    7,602,000
  5,208,232 SEI Tax Exempt Trust
              Institutional Tax Free
              Fund, Class A, 3.38% (11)     5,208,232
                                         ------------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $12,810,232)           12,810,232
                                         ------------
            TOTAL
              INVESTMENTS - 99.8%
              (Cost $157,002,836)         156,018,199
                                         ------------
            OTHER ASSETS LESS
              LIABILITIES - 0.2%              343,200
                                         ------------
            NET ASSETS - 100.0%          $156,361,399
                                         ============

(1)  Variable Rate Security -- Rate disclosed is as of April 30, 2006.
(2) Private Placement Security. Security considered restricted (see Note 2 in Notes to Financial Statements).
(3) Security considered illiquid. On April 30, 2006, the value of these securities amounted to $7,286,624 representing 4.7% of the net assets of the Fund.
(4)  Security is taxable.
(5)  Security purchased on a when-issued basis.
(6) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.
(7) Mandatory Put Security -- The mandatory put date is shown as the maturity date on the Schedule of Investments.
(8)  Pre-Refunded Security -- The maturity date shown is the pre-refunded date.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)



(9) Step Bond -- Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2006.
(10) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2006, the value of these securities amounted to $5,212,902, representing 3.3% of the net assets of the Fund.
(11) Rate shown is the 7-day effective yield as of April 30, 2006.
AMT -- Income from security may be subject to alternative minimum tax.
BAN -- Bond Anticipation Note
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GA -- Guaranteed Agreement
GNMA -- Government National Mortgage Association
GO -- General Obligation
LLP -- Limited Liability Partnership
LOC -- Letter of Credit
NA -- National Association
RB -- Revenue Bond
SA -- Special Assessment
SONYMA -- State of New York Mortgage Agency
TA -- Tax Allocation
TAN -- Tax Anticipation Note
Guaranteed as to principal and interest by the organization identified below:
ACA -- American Capital Access
AMBAC -- -American Municipal Bond Assurance Corporation
BIG -- BIG Guaranty
FGIC -- Federal Guaranty Insurance Company
FHA -- Federal Housing Administration
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance
RADIAN -- RADIAN Guaranty
USDA -- USDA Guaranty






The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2006 (UNAUDITED)

                                                                                       U.S. SMALL                          EMERGING
                                                       NORTH AMERICAN       U.S.       AND MID CAP    INTERNATIONAL         MARKET
                                                           EQUITY      OPPORTUNITIES  OPPORTUNITIES       ALPHA             EQUITY
                                                            FUND            FUND           FUND            FUND              FUND
                                                       --------------  -------------- -------------   -------------        --------
ASSETS
   Investments in securities, at value - Note 2....... $1,543,700,558  $187,830,019    $7,314,608     $ 22,164,286      $10,549,177
   Cash...............................................        140,827            --         1,884               --            1,042
   Foreign Currency...................................         85,592            --            --               --            5,305
   Receivable for Fund shares sold....................             --     1,249,328            --               --               --
   Initial margin for futures contracts ..............        461,924            --            --               --               --
   Variation margin receivable .......................             --            --            --               --               --
   Dividends and tax reclaims receivable .............      1,814,084        44,145            88           53,899           21,450
   Interest receivable ...............................         97,121        53,283         1,457              872              743
   Receivable for securities sold ....................      5,000,593     1,290,979         6,104          276,794          161,145
   Unrealized appreciation on foreign currency
     contracts .......................................        139,914            --            --            1,796               64
   Prepaid expenses...................................        120,752        55,127            --           32,510               --
   Due from Investment Advisor - Note 3 ..............             --            --         7,408               --            7,453
                                                       --------------  ------------    ----------     ------------      -----------
         TOTAL ASSETS ................................  1,551,561,365   190,522,881     7,331,549       22,530,157       10,746,379
LIABILITIES
   Foreign Currency Payable ..........................             --         5,081            --               --               --
   Income distributions payable ......................             --            --            --               --               --
   Payable for securities purchased ..................      6,545,034     2,222,039        39,674          318,380          108,677
   Payable for Fund shares redeemed ..................             --       162,713            --               --               --
   Investment Advisory fees payable - Note 3 .........        315,025        68,866            --            1,180               --
   Administrative fees payable - Note 3 ..............             --        37,904            --               --               --
   Sub-administration fees payable - Note 3 ..........         12,877        17,364           467            1,827              977
   Distribution fees payable - Note 3.................             29            --           103               --              213
   Trustees' fees payable - Note 5 ...................         22,016           717           366              691              402
   Accrued expenses and other liabilities ............        173,979        56,975        12,281           45,295           21,003
                                                       --------------  ------------    ----------     ------------      -----------
         TOTAL LIABILITIES ...........................      7,068,960     2,571,659        52,891          367,373          131,272
                                                       --------------  ------------    ----------     ------------      -----------
      NET ASSETS ..................................... $1,544,492,405  $187,951,222    $7,278,658     $ 22,162,784      $10,615,107
                                                       ==============  ============    ==========     ============      ===========
NET ASSETS
   Capital paid-in ................................... $1,356,834,683  $145,322,037    $7,136,815     $ 32,277,176      $10,000,000
   Undistributed (accumulated net investment
     loss/distributions in excess of) net
     investment income ...............................      7,523,267       (35,795)       (4,151)          22,044           12,977
   Accumulated net realized gain (loss) on investments     43,520,865    12,463,725         1,567      (11,793,450)           9,674
   Net unrealized appreciation (depreciation)
     on investments ..................................    136,286,706    30,201,255       144,427        1,653,264          592,359
   Net unrealized appreciation on futures ............        166,061            --            --               --               --
   Net unrealized appreciation on foreign currency
     translations ....................................        160,823            --            --            3,750               97
                                                       --------------  ------------    ----------     ------------      -----------
      NET ASSETS ..................................... $1,544,492,405  $187,951,222    $7,278,658     $ 22,162,784      $10,615,107
                                                       ==============  ============    ==========     ============      ===========
Investor Shares:
   Net assets ........................................ $1,544,391,027  $187,951,222    $6,771,754     $ 22,162,784      $ 9,553,792
   Total shares outstanding at end of period .........    128,679,380     8,282,493       668,006        2,166,847          900,000
   Net asset value, offering and redemption price per
     share (net assets / shares outstanding) ......... $        12.00  $      22.69    $    10.14     $      10.23      $     10.62

Advisor Shares:
   Net assets  ....................................... $      101,378  $         --    $  506,904     $         --      $ 1,061,315
   Total shares outstanding at end of period .........          8,446            --        50,000               --          100,000
   Net asset value, offering and redemption price per
     share (net assets / shares outstanding) ......... $        12.00  $         --    $    10.14     $         --      $     10.61

Cost of securities.................................... $1,407,413,852  $157,628,764    $7,170,181     $ 20,511,022      $ 9,956,818
Cost of foreign currency.............................. $       84,324  $         --    $       --     $         --      $     5,247

                                                                                                       SHORT-TERM
                                                            ENHANCED    TOTAL RETURN     MUNICIPAL      MUNICIPAL
                                                             INCOME     FIXED INCOME        BOND          BOND
                                                              FUND          FUND            FUND          FUND
                                                          ------------  ------------   ------------   ------------
ASSETS
   Investments in securities, at value - Note 2.......    $108,923,484   $22,632,412   $165,155,817   $156,018,199
   Cash...............................................              --         1,893             --             --
   Foreign Currency...................................              --            --             --             --
   Receivable for Fund shares sold....................              --            --      1,685,885        992,003
   Initial margin for futures contracts ..............              --            --             --             --
   Variation margin receivable .......................           6,469            --             --             --
   Dividends and tax reclaims receivable .............              --            --             --             --
   Interest receivable ...............................         314,549       136,690      1,668,224      1,835,129
   Receivable for securities sold ....................         220,102       146,436        392,667         203,667
   Unrealized appreciation on foreign currency
     contracts .......................................              --            --             --             --
   Prepaid expenses...................................          34,959        27,317         34,760         40,094
   Due from Investment Advisor - Note 3 ..............              --        14,785             --             --
                                                          ------------   -----------   ------------   ------------
         TOTAL ASSETS ................................     109,499,563    22,959,533    168,937,353    159,089,092
LIABILITIES
   Foreign Currency Payable ..........................              --            --             --             --
   Income distributions payable ......................              36            --         14,279         50,485
   Payable for securities purchased ..................       3,226,213     1,376,638      6,059,746      2,352,838
   Payable for Fund shares redeemed ..................              --            --        115,894        213,582
   Investment Advisory fees payable - Note 3 .........             807            --         31,307         30,695
   Administrative fees payable - Note 3 ..............              --            --             --             --
   Sub-administration fees payable - Note 3 ..........           9,952         1,895         14,740         14,480
   Distribution fees payable - Note 3.................             212           207          2,775            753
   Trustees' fees payable - Note 5 ...................             777           586            604            636
   Accrued expenses and other liabilities ............          48,588        41,814         63,608         64,224
                                                          ------------   -----------   ------------   ------------
         TOTAL LIABILITIES ...........................       3,286,585     1,421,140      6,302,953      2,727,693
                                                          ------------   -----------   ------------   ------------
      NET ASSETS .....................................    $106,212,978   $21,538,393   $162,634,400   $156,361,399
                                                          ============   ===========   ============   ============
NET ASSETS
   Capital paid-in ...................................    $106,837,439   $22,070,793   $164,307,036   $157,722,770
   Undistributed (accumulated net investment
     loss/distributions in excess of) net
     investment income ...............................         (23,475)      (31,547)        62,937         38,059
   Accumulated net realized gain (loss) on investments        (173,562)      (93,139)      (206,882)      (414,793)
   Net unrealized appreciation (depreciation)
     on investments ..................................        (427,424)     (407,714)    (1,528,691)      (984,637)
   Net unrealized appreciation on futures ............              --            --             --             --
   Net unrealized appreciation on foreign currency
     translations ....................................              --            --             --             --
                                                          ------------   -----------   ------------   ------------
      NET ASSETS .....................................    $106,212,978   $21,538,393   $162,634,400   $156,361,399
                                                          ============   ===========   ============   ============
Investor Shares:
   Net assets ........................................    $105,167,655   $20,519,624   $149,371,300   $152,503,135
   Total shares outstanding at end of period .........      10,585,029     2,124,973     15,018,864     15,419,883
   Net asset value, offering and redemption price per
     share (net assets / shares outstanding) .........    $       9.94   $      9.66   $       9.95   $       9.89

Advisor Shares:
   Net assets  .......................................    $  1,045,323   $ 1,018,769   $ 13,263,100   $  3,858,264
   Total shares outstanding at end of period .........         105,180       105,371      1,333,749        390,223
   Net asset value, offering and redemption price per
     share (net assets / shares outstanding) .........    $       9.94   $      9.67   $       9.94   $       9.89

Cost of securities....................................    $109,350,908   $23,040,126   $166,684,508   $157,002,836
Cost of foreign currency..............................    $         --   $        --   $         --   $         --


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                    66 & 67

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED APRIL 30, 2006 (UNAUDITED)

                                                           NORTH                         U.S. SMALL                   EMERGING
                                                         AMERICAN           U.S.         AND MID CAP   INTERNATIONAL  MARKET
                                                          EQUITY       OPPORTUNITIES    OPPORTUNITIES      ALPHA      EQUITY
                                                           FUND            FUND              FUND*          FUND       FUND*
                                                       ------------    -------------    -------------  ------------- --------
INVESTMENT INCOME
   Dividend income ..................................  $ 14,630,258     $   737,851       $  1,654     $   96,754    $ 29,798
   Interest income ..................................        54,371          50,815             --             55          --
   Foreign taxes withheld ...........................      (117,853)         (1,466)            (6)        (1,059)     (1,679)
                                                       ------------     -----------       --------     ----------    --------
       TOTAL INCOME .................................    14,566,776         787,200          1,648         95,750      28,119

EXPENSES
   Investment Advisory fees - Note 3 ................     1,761,475         373,012          4,076         30,285       8,530
   Sub-administration fees - Note 3 .................        74,907          92,913            467          5,215         977
   Administrative fees - Note 3 .....................            --         202,139             --          6,629          --
   Distribution fees - Note 3 .......................            29              --            103             --         213
   Legal fees .......................................       112,103          26,916          1,376         16,829       1,421
   Custodian fees ...................................        76,115          15,033            245          8,048       1,472
   Insurance ........................................        71,768          17,694             --         10,978           2
   Trustees' fees - Note 5 ..........................        46,374          11,558            366          4,751         402
   Transfer agent fees ..............................        43,681          33,362            476         27,422       4,007
   Printing expenses ................................        40,939          15,153          2,037          6,385       2,105
   Registration fees ................................        30,748          22,901            262          7,054          --
   Audit fees .......................................        25,848          13,192          3,813         13,051       4,083
   Amortization of deferred offering costs - Note 2..            --              --          3,596             --       3,596
   Other ............................................        21,699           5,199            476          5,803       4,317
                                                       ------------     -----------       --------     ----------    --------
       TOTAL EXPENSES ...............................     2,305,686         829,072         17,293        142,450      31,125
   Expenses waived by Investment Advisor - Note 3 ...            --              --         (4,076)       (30,285)     (8,530)
   Reimbursement from Investment Advisor ............            --              --         (7,408)       (55,396)     (7,453)
                                                       ------------     -----------       --------     ----------    --------
       NET EXPENSES .................................     2,305,686         829,072          5,809         56,769      15,142
                                                       ------------     -----------       --------     ----------    --------
       NET INVESTMENT INCOME (LOSS) .................    12,261,090         (41,872)        (4,161)        38,981      12,977
                                                       ------------     -----------       --------     ----------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES AND FOREIGN
   CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold .....    43,132,032+     12,662,193          1,543        741,791       9,823
   Net realized gain (loss) on futures ..............     2,719,598              --             --             --          --
   Net realized gain (loss) on foreign currency
     transactions ...................................       122,794           2,309             34        (21,663)       (149)
                                                       ------------     -----------       --------     ----------    --------
         Net realized gain (loss) on investments,
           futures and foreign currency
           transactions .............................    45,974,424      12,664,502          1,577        720,128       9,674
                                                       ------------     -----------       --------     ----------    --------
   Change in unrealized appreciation (depreciation)
     on investments .................................    78,331,816      16,146,783        144,427      1,101,135     592,359
   Change in unrealized appreciation (depreciation)
     on futures                                            (283,095)             --             --             --          --
   Change in unrealized appreciation on foreign
     currency translations ..........................       162,318              --             --          3,075          97
                                                       ------------     -----------       --------     ----------    --------
   Net change in unrealized appreciation
     (depreciation) on investments, futures and
     foreign currency translations ..................    78,211,039      16,146,783        144,427      1,104,210     592,456
                                                       ------------     -----------       --------     ----------    --------
         NET REALIZED AND UNREALIZED
           GAIN (LOSS) ..............................   124,185,463      28,811,285        146,004      1,824,338     602,130
                                                       ------------     -----------       --------     ----------    --------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ......................  $136,446,553     $28,769,413       $141,843     $1,863,319    $615,107
                                                       ============     ===========       ========     ==========    ========


                                                                                                       SHORT-TERM
                                                           ENHANCED     TOTAL RETURN     MUNICIPAL      MUNICIPAL
                                                            INCOME      FIXED INCOME        BOND          BOND
                                                              FUND           FUND           FUND          FUND
                                                           ----------   ------------     ----------    ----------
INVESTMENT INCOME
   Dividend income ..................................      $       --      $      --     $  130,808    $  142,096
   Interest income ..................................       2,508,089        458,042      2,764,541     2,679,480
   Foreign taxes withheld ...........................              --             --             --            --
                                                           ----------      ---------     ----------    ----------
       TOTAL INCOME .................................       2,508,089        458,042      2,895,349     2,821,576

EXPENSES
   Investment Advisory fees - Note 3 ................         128,431         22,048        260,175       287,320
   Sub-administration fees - Note 3 .................          59,036         10,134         74,739        82,544
   Administrative fees - Note 3 .....................              --             --             --            --
   Distribution fees - Note 3 .......................           1,283          1,276         13,708         4,247
   Legal fees .......................................          29,458         20,451         24,233        26,235
   Custodian fees ...................................           9,095          3,397          6,732         8,559
   Insurance ........................................          14,097         11,390         20,401        16,699
   Trustees' fees - Note 5 ..........................           9,442          5,043          9,941        11,072
   Transfer agent fees ..............................          47,994         47,031         47,890        48,673
   Printing expenses ................................          11,330          8,967         15,339        16,374
   Registration fees ................................          17,861         14,594         21,399        24,593
   Audit fees .......................................          13,140         12,090         12,961        13,145
   Amortization of deferred offering costs - Note 2..          13,078          8,913             --            --
   Other ............................................          11,925          6,367         17,184        13,794
                                                           ----------      ---------     ----------    ----------
       TOTAL EXPENSES ...............................         366,170        171,701        524,702       553,255
   Expenses waived by Investment Advisor - Note 3 ...        (128,431)       (22,048)      (153,256)     (153,948)
   Reimbursement from Investment Advisor ............         (30,966)      (113,100)            --            --
                                                           ----------      ---------     ----------    ----------
       NET EXPENSES .................................         206,773         36,553        371,446       399,307
                                                           ----------      ---------     ----------    ----------
       NET INVESTMENT INCOME (LOSS) .................       2,301,316        421,489      2,523,903     2,422,269
                                                           ----------      ---------     ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES AND FOREIGN
   CURRENCY TRANSACTIONS
   Net realized gain (loss) on investments sold .....        (100,886)       (80,587)       233,678       (82,717)
   Net realized gain (loss) on futures ..............         (37,388)            --             --            --
   Net realized gain (loss) on foreign currency
     transactions ...................................              --             --             --            --
                                                           ----------      ---------     ----------    ----------
         Net realized gain (loss) on investments,
           futures and foreign currency
           transactions .............................        (138,274)       (80,587)       233,678       (82,717)
                                                           ----------      ---------     ----------    ----------
   Change in unrealized appreciation (depreciation)
     on investments .................................         (16,327)      (233,654)      (826,811)     (384,288)
   Change in unrealized appreciation (depreciation)
     on futures                                                41,654             --             --            --
   Change in unrealized appreciation on foreign
     currency translations ..........................              --             --             --            --
                                                           ----------      ---------     ----------    ----------
   Net change in unrealized appreciation
     (depreciation) on investments, futures and
     foreign currency translations ..................          25,327       (233,654)      (826,811)     (384,288)
                                                           ----------      ---------     ----------    ----------
         NET REALIZED AND UNREALIZED
           GAIN (LOSS) ..............................        (112,947)      (314,241)      (593,133)     (467,005)
                                                           ----------      ---------     ----------    ----------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ......................      $2,188,369      $ 107,248     $1,930,770    $1,955,264
                                                           ==========      =========     ==========    ==========



*Fund commenced investment activities on March 31, 2006.
+Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                    68 & 69

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2006 (UNAUDITED) AND THE YEAR OR PERIOD ENDED OCTOBER 31, 2005 (UNLESS OTHERWISE INDICATED)

                                                                      NORTH AMERICAN EQUITY FUND
                                                            ---------------------------------------------
                                                             SIX MONTHS      SIX MONTHS          YEAR
                                                                ENDED           ENDED            ENDED
                                                              APRIL 30,      OCTOBER 31,       APRIL 30,
                                                                2006            2005*            2005
                                                            --------------  --------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ...........................    $   12,261,090    $  7,714,948   $ 15,683,295
Net realized gain on investments, futures and
   foreign currency transactions .......................        45,974,424+     19,844,471+    58,764,908+
Change in unrealized appreciation (depreciation)
   on investments, futures and foreign currency
   translations ........................................        78,211,039      32,655,709    (13,914,149)
                                                            --------------  --------------   ------------
   Net increase in net assets resulting from operations        136,446,553      60,215,128     60,534,054
                                                            --------------  --------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income-- Investor Shares............       (12,335,404)     (4,770,036)   (14,500,092)
From net realized gains-- Investor Shares ..............       (20,970,187)    (43,703,125)   (37,178,610)
                                                            --------------  --------------   ------------
   Total dividends and distributions....................       (33,305,591)    (48,473,161)   (51,678,702)
                                                            --------------  --------------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ........................................        83,869,363     399,079,659     71,120,075
Proceeds from shares sold in-kind ......................       188,271,143              --     29,510,449
Reinvestment of distributions ..........................        21,749,065      43,819,751     37,142,292
Redemption of shares ...................................       (85,673,164)    (24,585,167)   (73,538,728)
Redemption of shares in-kind............................       (70,240,546)     (9,926,227)   (80,872,931)
Redemption fees-- Note 4................................                --              --             --
                                                            --------------  --------------   ------------
   Total increase (decrease) from Investor Share
     transactions                                              137,975,861     408,388,016    (16,638,843)
                                                            --------------  --------------   ------------
ADVISOR SHARES***:
Sales of shares ........................................           100,000              --             --
                                                            --------------  --------------   ------------
   Total increase from Advisor Share transactions ......           100,000              --             --
                                                            --------------  --------------   ------------
   Net increase (decrease) in net assets from share
     transactions                                              138,075,861     408,388,016    (16,638,843)
                                                            --------------  --------------   ------------
   Total increase (decrease) in net assets .............       241,216,823     420,129,983     (7,783,491)
NET ASSETS
Beginning of Period ....................................     1,303,275,582     883,145,599    890,929,090
                                                            --------------  --------------   ------------
End of Period ..........................................    $1,544,492,405  $1,303,275,582   $883,145,599
                                                            ==============  ==============   ============
Undistributed net investment income (accumulated
   net investment loss) ................................    $    7,523,267  $    7,556,968   $  4,697,394
                                                            ==============  ==============   ============
CHANGES IN FUND SHARES
Investor Shares:
Sales of shares ........................................         7,207,820      35,726,286      6,378,333
Shares sold in-kind ....................................        16,145,433              --      2,623,151
Reinvestment of distributions ..........................         1,907,813       3,951,285      3,334,137
Redemption of shares ...................................        (7,361,184)     (2,180,883)    (6,682,945)
Redemption of shares in-kind ...........................        (6,085,310)       (900,738)    (7,249,196)
                                                            --------------  --------------   ------------
   Net increase (decrease) in Investor Shares ..........        11,814,572      36,595,950     (1,596,520)
                                                            ==============  ==============   ============
ADVISOR SHARES***:
Sales of shares ........................................             8,446              --             --
                                                            --------------  --------------   ------------
   Net increase in Advisor Shares ......................             8,446              --             --
                                                            ==============  ==============   ============


                                                                    U.S. OPPORTUNITIES            U.S. SMALL AND MID CAP
                                                                            FUND                    OPPORTUNITIES FUND
                                                              --------------------------------    ----------------------
                                                               SIX MONTHS             YEAR                 MARCH 31,
                                                                  ENDED               ENDED               2006** TO
                                                                 APRIL 30,         OCTOBER 31,            APRIL 30,
                                                                   2006               2005                  2006
                                                              ------------        ------------           ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ...........................       $   (41,872)        $  (345,989)          $   (4,161)
Net realized gain on investments, futures and
   foreign currency transactions .......................        12,664,502           6,009,043                1,577
Change in unrealized appreciation (depreciation)
   on investments, futures and foreign currency
   translations ........................................        16,146,783           4,711,259              144,427
                                                              ------------        ------------           ----------
   Net increase in net assets resulting from operations         28,769,413          10,374,313              141,843
                                                              ------------        ------------           ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income-- Investor Shares............                --                  --                   --
From net realized gains-- Investor Shares ..............        (5,427,542)         (9,179,135)                  --
                                                              ------------        ------------           ----------
   Total dividends and distributions....................        (5,427,542)         (9,179,135)                  --
                                                              ------------        ------------           ----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ........................................        43,885,782          87,562,547            6,636,815
Proceeds from shares sold in-kind ......................                --                  --                   --
Reinvestment of distributions ..........................         5,298,332           8,951,319                   --
Redemption of shares ...................................       (25,043,875)        (30,951,837)                  --
Redemption of shares in-kind............................                --                  --                   --
Redemption fees-- Note 4................................             2,487              30,653                   --
                                                              ------------        ------------           ----------
   Total increase (decrease) from Investor Share
     transactions                                               24,142,726          65,592,682            6,636,815
                                                              ------------        ------------           ----------
ADVISOR SHARES***:
Sales of shares ........................................                --                  --              500,000
                                                              ------------        ------------           ----------
   Total increase from Advisor Share transactions ......                --                  --              500,000
                                                              ------------        ------------           ----------
   Net increase (decrease) in net assets from share
     transactions                                               24,142,726          65,592,682            7,136,815
                                                              ------------        ------------           ----------
   Total increase (decrease) in net assets .............        47,484,597          66,787,860            7,278,658
NET ASSETS
Beginning of Period ....................................       140,466,625          73,678,765                   --
                                                              ------------        ------------           ----------
End of Period ..........................................      $187,951,222        $140,466,625           $7,278,658
                                                              ============        ============           ==========
Undistributed net investment income (accumulated
   net investment loss) ................................      $    (35,795)       $         --           $   (4,151)
                                                              ============        ============           ==========
CHANGES IN FUND SHARES
Investor Shares:
Sales of shares ........................................         2,051,730           4,530,486              668,006
Shares sold in-kind ....................................                --                  --                   --
Reinvestment of distributions ..........................           263,993             477,404                   --
Redemption of shares ...................................        (1,178,620)         (1,625,973)                  --
Redemption of shares in-kind ...........................                --                  --                   --
                                                              ------------        ------------           ----------
   Net increase (decrease) in Investor Shares ..........         1,137,103           3,381,917              668,006
                                                              ============        ============           ==========
ADVISOR SHARES***:
Sales of shares ........................................                --                  --               50,000
                                                              ------------        ------------           ----------
   Net increase in Advisor Shares ......................                --                  --               50,000
                                                              ============        ============           ==========


                                                                       INTERNATIONAL
                                                                         ALPHA FUND
                                                                --------------------------
                                                                 SIX MONTHS        YEAR
                                                                    ENDED          ENDED
                                                                  APRIL 30,      OCTOBER 31,
                                                                   2006            2005
                                                                -----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) ...........................        $    38,981     $  108,423
Net realized gain on investments, futures and
   foreign currency transactions .......................            720,128      1,070,711
Change in unrealized appreciation (depreciation)
   on investments, futures and foreign currency
   translations ........................................          1,104,210       (151,981)
                                                                -----------     ----------
   Net increase in net assets resulting from operations           1,863,319      1,027,153
                                                                -----------     ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income-- Investor Shares............           (128,898)       (71,012)
From net realized gains-- Investor Shares ..............                 --             --
                                                                -----------     ----------
   Total dividends and distributions....................           (128,898)       (71,012)
                                                                -----------     ----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ........................................         14,174,359        513,556
Proceeds from shares sold in-kind ......................                 --             --
Reinvestment of distributions ..........................            125,253         68,000
Redemption of shares ...................................           (416,021)      (225,858)
Redemption of shares in-kind............................                 --             --
Redemption fees-- Note 4................................                 --             --
                                                                -----------     ----------
   Total increase (decrease) from Investor Share
     transactions                                                13,883,591        355,698
                                                                -----------     ----------
ADVISOR SHARES***:
Sales of shares ........................................                 --             --
                                                                -----------     ----------
   Total increase from Advisor Share transactions ......                 --             --
                                                                -----------     ----------
   Net increase (decrease) in net assets from share
     transactions                                                13,883,591        355,698
                                                                -----------     ----------
   Total increase (decrease) in net assets .............         15,618,012      1,311,839
NET ASSETS
Beginning of Period ....................................          6,544,772      5,232,933
                                                                -----------     ----------
End of Period ..........................................        $22,162,784     $6,544,772
                                                                ===========     ==========
Undistributed net investment income (accumulated
   net investment loss) ................................        $    22,044     $  111,961
                                                                ===========     ==========
CHANGES IN FUND SHARES
Investor Shares:
Sales of shares ........................................          1,414,477         63,761
Shares sold in-kind ....................................                 --             --
Reinvestment of distributions ..........................             14,397          9,214
Redemption of shares ...................................            (45,837)       (28,287)
Redemption of shares in-kind ...........................                 --             --
                                                                -----------     ----------
   Net increase (decrease) in Investor Shares ..........          1,383,037         44,688
                                                                ===========     ==========
ADVISOR SHARES***:
Sales of shares ........................................                 --             --
                                                                -----------     ----------
   Net increase in Advisor Shares ......................                 --             --
                                                                ===========     ==========

  * Effective May 1, 2005, the Fund's fiscal year end changed from April 30 to October 31.
 ** Fund commenced investment activities on March 31, 2006.
*** The North American Equity Fund's Advisor Shares commenced operations on
    March 31, 2006.
  + Includes realized gains from in-kind transactions (see Note 6 in Notes to Financial Statements).


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                    70 & 71

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED APRIL 30, 2006 (UNAUDITED) AND THE YEAR OR PERIOD ENDED OCTOBER 31, 2005 (UNLESS OTHERWISE INDICATED)

                                                     EMERGING MARKET             ENHANCED                      TOTAL RETURN FIXED
                                                       EQUITY FUND              INCOME FUND                       INCOME FUND
                                                   ------------------   --------------------------         ------------------------
                                                        MARCH 31,       SIX MONTHS    DECEMBER 31,         SIX MONTHS  DECEMBER 31,
                                                        2006* TO           ENDED        2004** TO             ENDED      2004* TO
                                                       APRIL 30,         APRIL, 30     OCTOBER 31,          APRIL 30,   OCTOBER 31,
                                                          2006              2006          2005                2006         2005
                                                      -----------       -----------   ------------        -----------   -----------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ............................    $    12,977       $ 2,301,316   $  2,255,776        $   421,489   $   302,426
Net realized gain (loss) on investments, futures
   and foreign currency transactions..............          9,674          (138,274)       120,013            (80,587)       22,421
Change in unrealized appreciation (depreciation)
   on investments, futures and foreign currency
   translations ..................................        592,456            25,327       (452,751)          (233,654)     (174,060)
                                                      -----------      ------------   ------------        -----------   -----------
   Net increase in net assets resulting from
     operations ..................................        615,107         2,188,369      1,923,038            107,248       150,787
                                                      -----------      ------------   ------------        -----------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Shares ..................................             --        (2,370,380)    (2,319,021)          (431,177)     (275,587)
Advisor Shares....................................             --           (22,406)       (24,061)           (23,292)      (28,484)
From net realized gains
Investor Shares ..................................             --                --             --            (30,182)           --
Advisor Shares....................................             --                --             --             (1,713)           --
                                                      -----------      ------------   ------------        -----------   -----------
   Total dividends and distributions..............             --        (2,392,786)    (2,343,082)          (486,364)     (304,071)
                                                      -----------      ------------   ------------        -----------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ..................................      9,000,000         1,962,788     99,217,623          2,970,718     9,000,000
Proceeds from shares sold in-kind.................             --                --             --          8,819,298            --
Reinvestment of distributions ....................             --         2,370,342      2,319,020            461,359       275,587
Redemption of shares .............................             --           (69,456)       (14,581)          (509,764)           --
                                                      -----------      ------------   ------------        -----------   -----------
   Total increase from Investor Share transactions      9,000,000         4,263,674    101,522,062         11,741,611     9,275,587
                                                      -----------      ------------   ------------        -----------   -----------
ADVISOR SHARES:
Sales of shares ..................................      1,000,000                --      1,019,500             21,000     1,000,000
Reinvestment of distributions ....................             --            22,406         24,062             25,005        28,484
Redemption of shares .............................             --            (4,100)       (10,165)           (20,894)           --
                                                      -----------      ------------   ------------        -----------   -----------
   Total increase from Advisor Share transactions       1,000,000            18,306      1,033,397             25,111     1,028,484
                                                      -----------      ------------   ------------        -----------   -----------
   Net increase in net assets from share
     transactions ................................     10,000,000         4,281,980    102,555,459         11,766,722    10,304,071
                                                      -----------      ------------   ------------        -----------   -----------
   Total increase in net assets ..................     10,615,107         4,077,563    102,135,415         11,387,606    10,150,787
NET ASSETS
Beginning of Period ..............................             --       102,135,415             --         10,150,787           --
                                                      -----------      ------------   ------------        -----------   -----------
End of Period ....................................    $10,615,107      $106,212,978   $102,135,415        $21,538,393   $10,150,787
                                                      ===========      ============   ============        ===========   ===========
Undistributed (distributions in excess of) net
   investment income .............................    $    12,977      $    (23,475)  $        (10)       $   (31,547)  $        --
                                                      ===========      ============   ============        ===========   ===========
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ..................................        900,000           197,456      9,925,766            305,158       900,000
Shares sold in-kind...............................             --                --             --            897,182            --
Reinvestment of distributions ....................             --           238,241        232,006             47,031        27,508
Redemption of shares .............................             --            (6,982)        (1,458)           (51,906)           --
                                                      -----------      ------------   ------------        -----------   -----------
   Net increase in Investor Shares ...............        900,000           428,715     10,156,314          1,197,465       927,508
                                                      ===========      ============   ============        ===========   ===========
ADVISOR SHARES:
Sales of shares ..................................        100,000                --        101,952              2,115       100,000
Reinvestment of distributions ....................             --             2,252          2,407              2,545         2,843
Redemption of shares .............................             --              (412)        (1,019)            (2,132)           --
                                                      -----------      ------------   ------------        -----------   -----------
   Net increase in Advisor Shares ................        100,000             1,840        103,340              2,528       102,843
                                                      ===========      ============   ============        ===========   ===========

                                                                    MUNICIPAL                  SHORT-TERM MUNICIPAL
                                                                    BOND FUND                        BOND FUND
                                                         -----------------------------      ---------------------------
                                                          SIX MONTHS          YEAR           SIX MONTHS        YEAR
                                                             ENDED            ENDED             ENDED          ENDED
                                                           APRIL 30,       OCTOBER 31,        APRIL 30,     OCTOBER 31,
                                                             2006             2005              2006           2005
                                                         ------------     ------------      ------------   ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income ............................       $  2,523,903     $  2,833,431      $  2,422,269   $  3,141,473
Net realized gain (loss) on investments, futures
   and foreign currency transactions..............            233,678         (100,541)          (82,717)      (235,837)
Change in unrealized appreciation (depreciation)
   on investments, futures and foreign currency
   translations ..................................           (826,811)      (1,078,720)         (384,288)      (425,270)
                                                         ------------     ------------      ------------   ------------
   Net increase in net assets resulting from
     operations ..................................          1,930,770        1,654,170         1,955,264      2,480,366
                                                         ------------     ------------      ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Shares ..................................         (2,315,722)      (2,667,734)       (2,363,832)    (3,049,821)
Advisor Shares....................................           (198,961)        (141,656)          (53,070)       (62,431)
From net realized gains
Investor Shares ..................................                 --               --                --             --
Advisor Shares....................................                 --               --                --             --
                                                         ------------     ------------      ------------   ------------
   Total dividends and distributions..............         (2,514,683)      (2,809,390)       (2,416,902)    (3,112,252)
                                                         ------------     ------------      ------------   ------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ..................................         62,338,337       57,527,571        51,767,929     90,049,810
Proceeds from shares sold in-kind.................                 --               --                --             --
Reinvestment of distributions ....................          2,258,015        2,545,743         2,209,881      2,963,126
Redemption of shares .............................        (10,803,417)      (8,652,325)      (32,086,178)   (35,360,575)
                                                         ------------     ------------      ------------   ------------
   Total increase from Investor Share
     transactions ................................         53,792,935       51,420,989        21,891,632     57,652,361
                                                         ------------     ------------      ------------   ------------
ADVISOR SHARES:
Sales of shares ..................................          5,499,359        8,871,475           927,274      3,551,726
Reinvestment of distributions ....................            191,727          140,656            40,168         56,381
Redemption of shares .............................           (755,094)      (2,457,631)         (210,026)    (1,806,060)
                                                         ------------     ------------      ------------   ------------
   Total increase from Advisor Share
     transactions ................................          4,935,992        6,554,500           757,416      1,802,047
                                                         ------------     ------------      ------------   ------------
   Net increase in net assets from share
     transactions ................................         58,728,927       57,975,489        22,649,048     59,454,408
                                                         ------------     ------------      ------------   ------------
   Total increase in net assets ..................         58,145,014       56,820,269        22,187,410     58,822,522
NET ASSETS
Beginning of Period ..............................        104,489,386       47,669,117       134,173,989     75,351,467
                                                         ------------     ------------      ------------   ------------
End of Period ....................................       $162,634,400     $104,489,386      $156,361,399   $134,173,989
                                                         ============     ============      ============   ============
Undistributed (distributions in excess of) net
   investment income .............................        $    62,937     $     53,717      $     38,059   $     32,692
                                                         ============     ============      ============   ============
CHANGES IN FUND SHARES
INVESTOR SHARES:
Sales of shares ..................................          6,237,400        5,718,745         5,223,298      9,037,971
Shares sold in-kind...............................                 --               --                --             --
Reinvestment of distributions ....................            226,106          253,397           222,960        297,625
Redemption of shares .............................         (1,081,684)        (861,090)       (3,237,906)    (3,549,879)
                                                         ------------     ------------      ------------   ------------
   Net increase in Investor Shares ...............          5,381,822        5,111,052         2,208,352      5,785,717
                                                         ============     ============      ============   ============
ADVISOR SHARES:
Sales of shares ..................................            550,258          882,658            93,517        357,036
Reinvestment of distributions ....................             19,201           14,007             4,053          5,664
Redemption of shares .............................            (75,679)        (243,487)          (21,196)      (181,331)
                                                         ------------     ------------      ------------   ------------
   Net increase in Advisor Shares ................            493,780          653,178            76,374        181,369
                                                         ============     ============      ============   ============


 * Fund commenced investment activities on March 31, 2006.
** Fund commenced investment activities on December 31, 2004.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                    72 & 73

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED APRIL 30, 2006 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    NET REALIZED AND                         DISTRIBUTIONS
                                                    UNREALIZED GAINS                           FROM NET
                                                       (LOSSES) ON                           REALIZED GAIN
                             NET ASSET                 INVESTMENTS              DIVIDENDS   ON INVESTMENTS
                               VALUE,        NET       AND FOREIGN  TOTAL FROM   FROM NET     AND FOREIGN
                             BEGINNING  INVESTMENT      CURRENCY    INVESTMENT  INVESTMENT     CURRENCY        TOTAL
                             OF PERIOD INCOME (LOSS)  TRANSACTIONS  OPERATIONS    INCOME     TRANSACTIONS  DISTRIBUTIONS
                             ---------- ------------ -------------- ---------- -----------  -------------  -------------
NORTH AMERICAN EQUITY FUND
  Investor Shares
   2006*...............        $11.15     $ 0.09         $ 1.04        $ 1.13    $(0.10)       $(0.18)       $(0.28)
   2005(b).............         11.00       0.06           0.63          0.69     (0.05)        (0.49)        (0.54)
   2005(c).............         10.88       0.22           0.62          0.84     (0.20)        (0.52)        (0.72)
   2004(c)(d)..........         10.00       0.09           0.86          0.95     (0.04)        (0.03)        (0.07)
  Advisor Shares
   2006(e).............        $11.84     $ 0.06         $ 0.10        $ 0.16    $   --        $   --        $   --

U.S. OPPORTUNITIES FUND
  Investor Shares
   2006*...............        $19.66     $(0.01)        $ 3.79**      $ 3.78    $   --        $(0.75)       $(0.75)
   2005................         19.58         --(f)        2.11**        2.11        --         (2.03)        (2.03)
   2004................         16.18         --(f)        3.40**        3.40        --            --            --
   2003................         12.57      (0.16)          4.11          3.95        --         (0.34)        (0.34)
   2002................         15.17      (0.10)         (1.15)        (1.25)       --         (1.35)        (1.35)
   2001................         18.01      (0.13)          0.59          0.46        --         (3.30)        (3.30)

U.S. SMALL AND MID CAP OPPORTUNITIES FUND
  Investor Shares
   2006(e).............        $10.00     $(0.01)        $ 0.15        $ 0.14    $   --        $   --        $   --
  Advisor Shares
   2006(e).............        $10.00     $(0.01)        $ 0.15        $ 0.14    $   --        $   --        $   --

INTERNATIONAL ALPHA FUND
  Investor Shares
   2006*...............        $ 8.35     $ 0.04         $ 2.01        $ 2.05    $(0.17)       $   --        $(0.17)
   2005................          7.08       0.14           1.22          1.36     (0.09)           --         (0.09)
   2004................          6.37       0.09           0.75          0.84     (0.13)           --         (0.13)
   2003................          5.37       0.10           1.08          1.18     (0.12)        (0.06)        (0.18)
   2002................          7.26       0.04          (1.13)        (1.09)       --         (0.80)        (0.80)
   2001................         16.74       0.09          (2.38)        (2.29)    (0.31)        (6.88)        (7.19)

EMERGING MARKET EQUITY FUND
  Investor Shares
   2006(e).............        $10.00     $ 0.01         $ 0.61        $ 0.62    $   --        $   --        $   --
  Advisor Shares
   2006(e).............        $10.00     $ 0.01         $ 0.60        $ 0.61    $   --        $   --        $   --

ENHANCED INCOME FUND
  Investor Shares
   2006*...............        $ 9.96     $ 0.22         $(0.01)       $ 0.21    $(0.23)       $   --        $(0.23)
   2005(g).............         10.00       0.26          (0.04)         0.22     (0.26)           --         (0.26)
  Advisor Shares
   2006*...............        $ 9.96     $ 0.21         $(0.01)       $ 0.20    $(0.22)       $   --        $(0.22)
   2005(g).............         10.00       0.23          (0.04)         0.19     (0.23)           --         (0.23)



                                                                             RATIO OF            RATIO OF
                                                                            EXPENSES TO         EXPENSES TO
                                                                        AVERAGE NET ASSETS  AVERAGE NET ASSETS
                                  NET ASSET                 NET ASSETS,     (INCLUDING          (EXCLUDING
                                 VALUE, END      TOTAL        END OF        WAIVERS AND         WAIVERS AND
                                  OF PERIOD    RETURN(A)   PERIOD (000)   REIMBURSEMENTS)      REIMBURSEMENTS)
                                  ---------    ---------   ------------   ---------------    -----------------
NORTH AMERICAN EQUITY FUND
  Investor Shares
   2006*...............             $12.00         10.25%   $1,544,391           0.33%             0.33%
   2005(b).............              11.15          6.35     1,303,276           0.35              0.35
   2005(c).............              11.00          7.59       883,146           0.33              0.33
   2004(c)(d)..........              10.88          9.56       890,929           0.37              0.37
  Advisor Shares
   2006(e).............             $12.00          1.35%   $      101           0.67%             0.67%

U.S. OPPORTUNITIES FUND
  Investor Shares
   2006*...............             $22.69         19.72%   $  187,951           1.03%             1.03%
   2005................              19.66         11.26       140,467           1.13              1.13
   2004................              19.58         21.01        73,679           1.62              1.62
   2003................              16.18         32.13        46,783           1.93              2.25
   2002................              12.57         (9.91)       41,857           1.49              1.50
   2001................              15.17          3.25        28,096           1.49              1.83

U.S. SMALL AND MID CAP OPPORTUNITIES FUND
  Investor Shares
   2006(e).............             $10.14          1.40%   $    6,772           1.40%             3.84%
  Advisor Shares
   2006(e).............             $10.14          1.40%   $      507           1.61%             7.79%

INTERNATIONAL ALPHA FUND
  Investor Shares
   2006*...............             $10.23         24.85%   $   22,163           1.25%             3.14%
   2005................               8.35         19.45         6,545           1.25              3.88
   2004................               7.08         13.31         5,233           1.25              3.36
   2003................               6.37         22.66         6,242           1.25              3.27
   2002................               5.37        (17.20)        6,427           1.14              1.94
   2001................               7.26        (24.96)       20,850           0.99              1.41

EMERGING MARKET EQUITY FUND
  Investor Shares
   2006(e).............             $10.62          6.20%   $    9,554           1.75%             3.62%
  Advisor Shares
   2006(e).............             $10.61          6.10%   $    1,061           2.00%             3.87%

ENHANCED INCOME FUND
  Investor Shares
   2006*...............             $ 9.94          2.13%   $  105,168           0.40%             0.71%
   2005(g).............               9.96          2.17       101,106           0.40              0.82
  Advisor Shares
   2006*...............             $ 9.94          1.98%   $    1,045           0.65%             0.96%
   2005(g).............               9.96          1.96         1,029           0.65              1.07


                                       RATIO OF
                                    NET INVESTMENT
                                   INCOME (LOSS) TO
                                  AVERAGE NET ASSETS
                                      (INCLUDING       PORTFOLIO
                                      WAIVERS AND      TURNOVER
                                    REIMBURSEMENTS)      RATE
                                  -------------------  ----------
NORTH AMERICAN EQUITY FUND
  Investor Shares
   2006*...............                 1.74%              33%
   2005(b).............                 1.39               30
   2005(c).............                 1.79               89
   2004(c)(d)..........                 1.29               54
  Advisor Shares
   2006(e).............                 0.85%              33%

U.S. OPPORTUNITIES FUND
  Investor Shares
   2006*...............                (0.05)%             49%
   2005................                (0.29)             107
   2004................                (0.83)             144
   2003................                (1.22)             162
   2002................                (0.75)              81
   2001................                (0.79)             105

U.S. SMALL AND MID CAP OPPORTUNITIES FUND
  Investor Shares
   2006(e).............                (1.00)%              1%
  Advisor Shares
   2006(e).............                (1.17)%              1%

INTERNATIONAL ALPHA FUND
  Investor Shares
   2006*...............                 0.85%              42%
   2005................                 1.85              126
   2004................                 1.16              136
   2003................                 2.09               50
   2002................                 0.60              111
   2001................                 0.57              146

EMERGING MARKET EQUITY FUND
  Investor Shares
   2006(e).............                 1.55%               6%
  Advisor Shares
   2006(e).............                 1.30%               6%

ENHANCED INCOME FUND
  Investor Shares
   2006*...............                 4.48%              35%
   2005(g).............                 3.08               61
  Advisor Shares
   2006*...............                 4.23%              35%
   2005(g).............                 2.69               61


  * For the six months or period ended April 30, 2006 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
 **  Includes redemption fees. Amount less than $0.01 per share.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) For the six months ended October 31, 2005. The North American Equity Fund's fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
(c)  For the year or period ended April 30.
(d) Commenced operations on September 17, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
(e) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
(f)  Amount was less than $(0.01) per share.
(g) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.


The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                    74 & 75

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED APRIL 30, 2006 (UNAUDITED) AND THE PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    NET REALIZED AND                         DISTRIBUTIONS
                                                    UNREALIZED GAINS                           FROM NET
                                                       (LOSSES) ON                           REALIZED GAIN
                             NET ASSET                 INVESTMENTS              DIVIDENDS   ON INVESTMENTS
                               VALUE,      NET         AND FOREIGN  TOTAL FROM   FROM NET     AND FOREIGN
                             BEGINNING  INVESTMENT      CURRENCY    INVESTMENT  INVESTMENT     CURRENCY        TOTAL
                             OF PERIOD    INCOME      TRANSACTIONS  OPERATIONS    INCOME     TRANSACTIONS  DISTRIBUTIONS
                             ---------- ------------ -------------- ---------- -----------  -------------  -------------
TOTAL RETURN FIXED INCOME FUND
  Investor Shares
   2006*...............        $ 9.85     $ 0.23          $(0.15)     $ 0.08     $(0.25)        $(0.02)        $(0.27)
   2005(b).............         10.00       0.30           (0.15)       0.15      (0.30)            --          (0.30)
  Advisor Shares
   2006*...............        $ 9.85     $ 0.22          $(0.16)     $ 0.06     $(0.22)        $(0.02)        $(0.24)
   2005(b).............         10.00       0.28           (0.15)       0.13      (0.28)            --          (0.28)

MUNICIPAL BOND FUND
  Investor Shares
   2006*...............        $ 9.97     $ 0.19          $(0.02)     $ 0.17     $(0.19)        $   --         $(0.19)
   2005................         10.12       0.36           (0.15)       0.21      (0.36)            --          (0.36)
   2004(c).............         10.00       0.24            0.11        0.35      (0.23)            --          (0.23)
  Advisor Shares
   2006*...............        $ 9.97     $ 0.18          $(0.03)     $ 0.15     $(0.18)        $   --         $(0.18)
   2005................         10.11       0.34           (0.14)       0.20      (0.34)            --          (0.34)
   2004(c).............         10.00       0.21            0.11        0.32      (0.21)            --          (0.21)

SHORT-TERM MUNICIPAL BOND FUND
  Investor Shares
   2006*...............        $ 9.92     $ 0.17          $(0.03)     $ 0.14     $(0.17)        $   --         $(0.17)
   2005................          9.97       0.29           (0.05)       0.24      (0.29)            --          (0.29)
   2004(c).............         10.00       0.15           (0.03)       0.12      (0.15)            --          (0.15)
  Advisor Shares
   2006*...............        $ 9.92     $ 0.15          $(0.03)     $ 0.12     $(0.15)        $   --         $(0.15)
   2005................          9.97       0.27           (0.05)       0.22      (0.27)            --          (0.27)
   2004(c).............         10.00       0.13           (0.03)       0.10      (0.13)            --          (0.13)



                                                                           RATIO OF            RATIO OF
                                                                          EXPENSES TO         EXPENSES TO
                                                                      AVERAGE NET ASSETS  AVERAGE NET ASSETS
                                                                          (INCLUDING          (EXCLUDING
                                NET ASSET                 NET ASSETS,     WAIVERS,              WAIVERS,
                               VALUE, END      TOTAL        END OF      REIMBURSEMENTS      REIMBURSEMENTS
                                OF PERIOD    RETURN(A)   PERIOD (000)     AND OFFSETS)        AND OFFSETS)
                                ---------    ---------   ------------   ---------------    -----------------
TOTAL RETURN FIXED INCOME FUND
  Investor Shares
   2006*...............           $ 9.66         0.79%    $  20,519          0.40%                 1.92%
   2005(b).............             9.85         1.51         9,138          0.40                  3.05
  Advisor Shares
   2006*...............           $ 9.67         0.59%    $   1,019          0.65%                 2.35%
   2005(b).............             9.85         1.30         1,013          0.65                  3.30

MUNICIPAL BOND FUND
  Investor Shares
   2006*...............           $ 9.95         1.75%    $  149,371         0.55%                 0.79%
   2005................             9.97         2.14        96,114          0.55                  0.93
   2004(c).............            10.12         3.53        45,781          0.55                  1.41
  Advisor Shares
   2006*...............           $ 9.94         1.52%    $  13,263          0.80%                 1.04%
   2005................             9.97         1.99         8,375          0.80                  1.18
   2004(c).............            10.11         3.21         1,888          0.80                  1.64

SHORT-TERM MUNICIPAL BOND FUND
  Investor Shares
   2006*...............           $ 9.89         1.38%    $  152,503         0.55%                 0.76%
   2005................             9.92         2.47       131,062          0.55                  0.85
   2004(c).............             9.97         1.26        74,031          0.55                  1.30
  Advisor Shares
   2006*...............           $ 9.89         1.25%    $   3,858          0.80%                 1.01%
   2005................             9.92         2.21         3,112          0.80                  1.10
   2004(c).............             9.97         1.05         1,320          0.80                  1.44



                                NET INVESTMENT
                                   INCOME TO
                              AVERAGE NET ASSETS
                                  (INCLUDING
                                    WAIVERS,       PORTFOLIO
                               REIMBURSEMENTS       TURNOVER
                                 AND OFFSETS)         RATE
                              -------------------  ----------
TOTAL RETURN FIXED INCOME FUN
  Investor Shares
   2006*...............             4.80%              97%
   2005(b).............             3.61              571
  Advisor Shares
   2006*...............             4.52%              97%
   2005(b).............             3.35              571

MUNICIPAL BOND FUND
  Investor Shares
   2006*...............             3.90%              11%
   2005................             3.70               27
   2004(c).............             2.82               46
  Advisor Shares
   2006*...............             3.65%              11%
   2005................             3.52               27
   2004(c).............             2.49               46

SHORT-TERM MUNICIPAL BOND FUN
  Investor Shares
   2006*...............             3.38%              11%
   2005................             3.03               36
   2004(c).............             1.95               17
  Advisor Shares
   2006*...............             3.13%              11%
   2005................             2.80               36
   2004(c).............             1.68               17

  * For the six months ended April 30, 2006 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(b) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
(c) Commenced operations on December 31, 2003. All ratios for the period have been annualized, except for the Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                    76 & 77

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2006 (UNAUDITED)

NOTE 1 -- ORGANIZATION

Schroder Global Series Trust ("SGST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. Schroder North American Equity Fund (the "SGST Fund") is the only series of shares currently comprising the Trust and commenced operations on September 17, 2003.

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate investment portfolios: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (formerly "Schroder International Fund") (collectively, the "SCFD Funds"). A third portfolio of SCFD, Schroder U.S. Large Cap Equity Fund, was liquidated following its close of business on April 27, 2006.

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into seven separate investment portfolios: Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Enhanced Income Fund, Schroder Total Return Fixed Income Fund (formerly "Schroder U.S. Core Fixed Income Fund"), Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund (collectively, the "SST Funds", and together with the SCFD Funds and the SST Funds, the "Funds") and Schroder Strategic Bond Fund. Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Emerging Market Equity Fund commenced operations on March 31, 2006. Schroder Strategic Bond Fund had not commenced operations as of April 30, 2006.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices ("mid-market price"). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation which approximates market value, pursuant to procedures adopted by the Funds' Board of Trustees ("Trustees"). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds' Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder International Alpha and Schroder Emerging Market Equity Funds use a third party fair valuation vendor which provides a fair value for foreign securities held by Schroder International Alpha and Schroder Emerging Market Equity Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. In consultation with the Trustees, the Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Schroder International Alpha and Schroder Emerging Market Equity Funds will typically value non-U.S. securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are prorated to the respective classes based on relative net assets.

CLASSES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for the Schroder North American Equity, Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha and Schroder Emerging Market Equity Funds. Dividends to shareholders from net investment income are declared daily and distributed monthly and distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for the Schroder Enhanced Income, Schroder Total Return Fixed Income, Schroder Municipal Bond and Schroder Short-Term Municipal Bond Funds. Distributions are recorded on the ex-dividend date.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds with the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


EQUITY-LINKED AND INDEX-LINKED WARRANTS: The Schroder International Alpha and Schroder Emerging Market Equity Funds may invest in equity-linked and index-linked warrants. The Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

RESTRICTED SECURITIES: As of April 30, 2006, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registrations under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued in accordance with procedures approved by the Trustees. The acquisition dates of these investments, along with their costs and values as of April 30, 2006 were as follows:

                                  SHARES/
                                 PRINCIPAL      ACQUISITION                                      % OF NET
                                  AMOUNT           DATE            COST        MARKET VALUE       ASSETS
------------------------------------------------------------------------------------------------------------
U.S. OPPORTUNITIES FUND
Stroud Energy                      45,900         9/15/05     $  734,400       $   734,400           0.4%

MUNICIPAL BOND FUND
Crenshaw County, Industrial
   Development Board RB
   5.600%, 3/01/08             $  250,000         2/26/04        259,231           253,173           0.2
Denver City & County Multi-
   Family Housing RB
   3.820%, 4/15/14                500,000         4/17/06        500,000           500,000           0.3
Jacksonville, Health
   Facilities RB
   5.000%, 11/15/15               125,000         8/25/05        130,134           125,122           0.1
Kidspeace National Centers
   of Georgia, USDA
   4.500%, 12/01/28               250,000         1/05/04        250,000           247,925           0.2

SHORT-TERM MUNICIPAL BOND FUND
Atlantic City, Municipal
   Utilities Authority RB
   5.000%, 1/01/08              3,895,000         6/09/05      3,999,495         3,934,612           2.5
Cabazon Band Mission
   Indians RB
   11.950%, 7/14/06               103,688         7/09/04        103,978           104,087           0.1
Denver City & County Multi-
   Family Housing RB
   3.820%, 4/15/14              3,000,000        10/19/05      3,000,000         3,000,000           1.9
Kidspeace National Centers
   of Georgia, USDA
   4.500%, 12/01/28               250,000         1/05/04        250,000           247,925           0.2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


OFFERING COSTS: Offering costs, which include typesetting and prospectus printing and the preparation of the initial registration statement of the Schroder U.S. Small and Mid Cap Opportunities, Schroder Emerging Market Equity, Schroder Enhanced Income and Schroder Total Return Fixed Income Funds are being amortized over a twelve-month period from each Fund's inception. As of April 30, 2006, such offering costs for Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Emerging Market Equity Fund are estimated but have not been paid.


NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND
DISTRIBUTIONS PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America, Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 0.25% for the Schroder North American Equity Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for the Schroder U.S. Opportunities Fund; 1.00% for each of Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Emerging Market Equity Fund; effective April 1, 2006, 0.975% for the Schroder International Alpha Fund and prior to April 1, 2006, 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for the Schroder International Alpha Fund; 0.25% for each of Schroder Enhanced Income Fund and Schroder Total Return Fixed Income Fund; and 0.40% for each of Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund. SIMNA contractually agreed to limit the investment advisory fees payable to it by Schroder International Alpha Fund through March 31, 2006 to the annual rate of 0.45% of that Fund's average daily net assets.

On February 10, 2004, SIMNA retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-advisor responsible for the portfolio management of the Schroder North American Equity Fund, the Schroder International Alpha Fund and the Schroder Emerging Market Equity Fund. Prior to March 1, 2006, for its services, SIMNA paid SIMNA Ltd. 25% of the investment advisory fees SIMNA received from these Funds. Effective March 1, 2006, SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds.

The administrator of the Schroder U.S. Opportunities Fund and SGST is Schroder Fund Advisors, Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive as compensation at an annual rate payable monthly of 0.25% of the average daily net assets of Schroder U.S. Opportunities Fund. Schroder Advisors receives no compensation for its services for the Schroder North American Equity Fund. Prior to April 1, 2006, Schroder Advisors served as the administrator to the Schroder International Alpha Fund. For its services, Schroder Advisors received compensation at an annual rate payable monthly of 0.225% of the average daily net assets of Schroder International Alpha Fund. Effective April 1, 2006, SIMNA acts as administrator to the Schroder International Alpha Fund. SIMNA's compensation for its services as administrator is included in the Schroder International Alpha Fund's advisory fees.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services ("SEI") and Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. On January 31, 2005, SGST entered into a sub-administration and accounting agreement with SEI. Effective November 1, 2004, under the agreements with SEI, the SCFD Funds and the SST Funds pay fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Effective January 28, 2005, SGST pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the SGST Fund's average daily net assets up to $1 billion and 0.005% of the SGST Fund's average daily net assets over $1 billion.

In order to limit the Funds' expenses, SIMNA was contractually obligated to reduce its compensation (and, if necessary, to pay certain expenses of each of the Funds) for the period ended April 30, 2006, to the extent a Fund's Investor Shares' total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor Shares taken


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


separately): Schroder U.S. Opportunities Fund: 2.00%; Schroder U.S. Small and Mid Cap Opportunities Fund: 1.40%; Schroder International Alpha Fund: 1.25%; Schroder Emerging Market Equity Fund: 1.75%; Schroder Enhanced Income Fund:
0.40%;  Schroder Total Return Fixed Income Fund: 0.40%;  Schroder Municipal Bond
Fund: 0.55%; and Schroder Short-Term Municipal Bond Fund: 0.55%. These contractual expense limitations have been extended through February 28, 2007 for the Schroder Enhanced Income, Schroder Total Return Fixed Income, Schroder Municipal Bond and the Schroder Short-Term Municipal Bond Funds, and through March 31, 2007 for Schroder International Alpha, Schroder U.S. Small and Mid Cap Opportunities and Schroder Emerging Market Equity Funds. Effective May 1, 2006 through March 31, 2007, SIMNA is contractually obligated to reduce its compensation, with regard to the Schroder U.S. Opportunities Fund's Investor Shares, to keep its total operating expenses from exceeding 1.70%. For the period ended April 30, 2006, SIMNA was contractually obligated to reduce its compensation (and, if necessary to pay certain expenses of each of the Funds), to the extent a Fund's Advisor Shares' total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Advisor Shares taken separately): Schroder U.S. Small and Mid Cap Opportunities Fund:
1.65%;  Schroder  Emerging Market Equity Fund:  2.00%;  Schroder Enhanced Income
Fund: 0.65%; Schroder Total Return Fixed Income Fund: 0.65%; Schroder Municipal Bond Fund: 0.80%; and Schroder Short-Term Municipal Bond Fund: 0.80%. These contractual expense limitations have been extended through February 28, 2007 for the Schroder Enhanced Income, Schroder Total Return Fixed Income, Schroder Municipal Bond and the Schroder Short-Term Municipal Bond Funds, and through March 31, 2007 for the Schroder U.S. Small and Mid Cap Opportunities and the Schroder Emerging Market Equity Funds.

The  Schroder   North  American   Equity,   Schroder  U.S.  Small  and  Mid  Cap
Opportunities, Schroder Emerging Market Equity, Schroder Enhanced Income, Schroder Total Return Fixed Income, Schroder Municipal Bond and Short-Term Municipal Bond Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.25%, except for the Schroder North American Equity Fund who makes payments at an annual rate of up to 0.35%, of the daily net assets attributable to its Advisor Shares to compensate Schroder Fund Advisors Inc. (the "Distributor") for distribution services and certain shareholder services with respect to the Fund's Advisor Shares.


NOTE 4 -- REDEMPTION FEE

The Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha, and Schroder Emerging Market Equity Funds impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These charges are intended principally to cover transaction costs and other costs and expenses that each Fund incurs (directly and indirectly) in connection with these redemptions. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees", and are included as part of Capital paid-in on the Statements of Assets and Liabilities. The redemption fees paid to the Schroder U.S. Opportunities, Schroder U.S. Small and Mid Cap Opportunities, Schroder International Alpha and Schroder Emerging Market Equity Funds for the six months ended April 30, 2006 totaled $2,487, $0, $0 and $0, respectively.


NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of




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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


such Funds receive an additional $1,000 per year. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

Certain officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the six months ended April 30, 2006 were as follows:

                                                           PURCHASES         SALES AND MATURITIES
                                                        --------------       --------------------
 Schroder North American Equity Fund ...............     $628,942,607            $457,828,076
 Schroder U.S. Opportunities Fund ..................       83,554,195              72,380,201
 Schroder U.S. Small and Mid Cap Opportunities Fund         6,788,097                  76,449
 Schroder International Alpha Fund .................       17,729,818               3,797,031
 Schroder Emerging Market Equity Fund ..............       10,550,909                 645,015
 Schroder Enhanced Income Fund .....................       17,917,712              24,483,487
 Schroder Total Return Fixed Income Fund ...........        7,236,114               3,196,204
 Schroder Municipal Bond Fund ......................       36,336,038              12,337,824
 Schroder Short-Term Municipal Bond Fund ...........       13,626,590              10,807,219

Purchases and proceeds from sales and maturities of U.S. Government securities for the six months ended April 30, 2006 were as follows:

                                                         PURCHASES         SALES AND MATURITIES
                                                        -----------        --------------------
Schroder Enhanced Income Fund ......................    $13,034,996              $ 5,270,735
Schroder Total Return Fixed Income Fund ............     14,948,462               10,862,010

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds' valuation policy. The asset price used to affect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the periods ended
April 30, 2006, October 31, 2005, and April 30, 2005, the Schroder North American Equity Fund realized gains from in-kind redemptions of $12,066,060, $1,239,508, and $2,281,045, respectively.


NOTE 7 -- FEDERAL INCOME TAXES

It is the intention of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either tem-




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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


porary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, distributions in excess, investments in passive foreign investment companies, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

The tax character of dividends and distributions declared during the years or periods ended October 31, 2005 and October 31, 2004 (unless otherwise indicated) were as follows:

                                                   ORDINARY        TAX-EXEMPT     LONG-TERM
                                                    INCOME           INCOME      CAPITAL GAIN       TOTAL
                                                  -----------     -----------    ------------    -----------
Schroder North American Equity Fund
   2005*......................................    $26,204,109      $       --    $22,269,052     $48,473,161
   2005** ....................................     45,862,771              --      5,815,931      51,678,702
   2004** ....................................      5,734,622              --             --       5,734,622
Schroder U.S. Opportunities Fund
   2005 ......................................      1,951,101              --      7,228,034       9,179,135
   2004 ......................................             --              --             --              --
Schroder International Alpha Fund
   2005 ......................................         71,012              --             --          71,012
   2004 ......................................        121,800              --             --         121,800
Schroder Enhanced Income Fund
   2005+......................................      2,343,082              --             --       2,343,082
Schroder Total Return Fixed Income Fund
   2005+......................................        304,071              --             --         304,071
Schroder Municipal Bond Fund
   2005.......................................        478,251       2,331,139             --       2,809,390
   2004++.....................................         60,062         832,010             --         892,072
Schroder Short-Term Municipal Bond Fund
   2005.......................................        550,043       2,562,209             --       3,112,252
   2004++.....................................         62,985         867,920             --         930,905

 * For the six months ended October 31, 2005. The Fund's fiscal year end changed from April 30 to October 31.
**  For the year or period ended April 30,
 +  Fund commenced investment activities on December 31, 2004.
++  Fund commenced investment activities on December 31, 2003.

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                           TOTAL
                                                                                                       DISTRIBUTABLE
                    UNDISTRIBUTED  UNDISTRIBUTED  UNDISTRIBUTED   CAPITAL     UNREALIZED      OTHER       EARNINGS
                      ORDINARY       TAX-EXEMPT     LONG-TERM      LOSS      APPRECIATION   TEMPORARY   (ACCUMULATED
                       INCOME          INCOME     CAPITAL GAIN CARRYFORWARD (DEPRECIATION) DIFFERENCES    LOSSES)
                    -------------  -------------  ------------ ------------ -------------- ----------- -------------
Schroder North
   American
   Equity Fund .....$15,901,042         $ --       $12,681,769 $         --   $55,991,950   $ (58,001) $ 84,516,760
Schroder U.S.
   Opportunities
   Fund ............         --           --         5,427,422           --    13,859,892          --    19,287,314
Schroder International
   Alpha Fund ......    113,507           --                --  (12,493,283)      531,352        (389)  (11,848,813)
Schroder Enhanced
   Income Fund .....    396,038           --                --       (7,778)     (412,256)   (396,048)     (420,044)





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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 2006 (UNAUDITED)


                                                                                                           TOTAL
                                                                                                       DISTRIBUTABLE
                    UNDISTRIBUTED  UNDISTRIBUTED  UNDISTRIBUTED   CAPITAL     UNREALIZED      OTHER       EARNINGS
                      ORDINARY       TAX-EXEMPT     LONG-TERM      LOSS      APPRECIATION   TEMPORARY   (ACCUMULATED
                       INCOME          INCOME     CAPITAL GAIN CARRYFORWARD (DEPRECIATION) DIFFERENCES    LOSSES)
                    -------------  -------------  ------------ ------------ -------------- ----------- -------------
Schroder Total Return
   Fixed Income Fund  $107,136      $     --           $--      $      --     $(185,011)  $ (75,409)   $  (153,284)
Schroder Municipal
   Bond Fund .......    62,569       335,068            --       (438,185)     (677,028)   (371,147)    (1,088,723)
Schroder Short-Term
   Municipal
   Bond Fund .......    56,231       366,598            --       (331,154)     (594,943)   (396,465)      (899,733)

As of October 31, 2005, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                                EXPIRATION
                                                                                   DATES
                                                            AMOUNT              OCTOBER 31,
                                                          ----------            -----------
Schroder International Alpha Fund ...................     $8,139,161               2009
                                                           3,440,360               2010
                                                             913,762               2011
Schroder Enhanced Income Fund........................          7,778               2013
Schroder Municipal Bond Fund .......................         338,378               2012
                                                              99,807               2013
Schroder Short-Term Municipal Bond Fund .............         96,239               2012
                                                             234,915               2013

During the year ended October 31, 2005, capital loss carryforwards that were utilized to offset gains were as follows:

                                                           AMOUNT
                                                        ----------
Schroder International Alpha Fund ...............       $1,033,369

At April 30,  2006,  the  identified  cost for  Federal  income tax  purposes of
investments   owned  by  each  Fund  and  their   respective   gross  unrealized
appreciation and depreciation were as follows:

                                                                  GROSS UNREALIZED           NET UNREALIZED
                                              IDENTIFIED          ----------------            APPRECIATION
                                               TAX COST     APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
                                           --------------   ------------     ------------    --------------
Schroder North American Equity Fund.....   $1,409,017,566   $176,307,534     $(41,624,542)     $134,682,992
Schroder U.S. Opportunities Fund.........     157,628,764     32,681,647       (2,480,392)       30,201,255
Schroder U.S. Small and Mid Cap
   Opportunities Fund ...................       7,170,181        229,532          (85,105)          144,427
Schroder International Alpha Fund........      20,511,022      1,718,958          (65,694)        1,653,264
Schroder Emerging Market Equity Fund....        9,956,818        643,191          (50,832)          592,359
Schroder Enhanced Income Fund...........      109,350,908         70,737         (498,161)         (427,424)
Schroder Total Return Fixed Income Fund..      23,040,126          7,500         (415,214)         (407,714)
Schroder Municipal Bond Fund.............     166,657,282        394,297       (1,895,762)       (1,501,465)
Schroder Short-Term Municipal Bond Fund..     156,996,508        255,986       (1,234,295)         (978,309)




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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
APRIL 30, 2006 (UNAUDITED)


NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Alpha Fund has a relatively large portion of its assets invested in companies domiciled in particular foreign countries, including Japan, the United Kingdom and emerging markets. The Fund may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Schroder Emerging Market Equity Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.


NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2006 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

                                                                                   5% OR GREATER SHAREHOLDERS
                                                                                   --------------------------
                                                                                   NUMBER      % OF FUND HELD
                                                                                   ------      --------------
Schroder North American Equity Fund...........................................        3              92.83%
Schroder U.S. Opportunities Fund...............................................       3              71.97
Schroder U.S. Small and Mid Cap Opportunities Fund............................        1              86.05
Schroder International Alpha Fund.............................................        1              91.73
Schroder Emerging Market Equity Fund ..........................................       2             100.00
Schroder Enhanced Income Fund .................................................       1              97.02
Schroder Total Return Fixed Income Fund .......................................       3              93.65
Schroder Municipal Bond Fund..................................................        4              83.34
Schroder Short-Term Municipal Bond Fund.......................................        3              86.10

Some of the accounts shown above for Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder International Alpha Fund, Schroder Emerging Market Equity Fund, Schroder Enhanced Income Fund and Schroder Total Return Fixed Income Fund are owned by an affiliate of SIMNA.


NOTE 10 -- SUBSEQUENT EVENTS

Effective May 1, 2006, the Schroder U.S. Opportunities Fund will pay SIMNA 1.00% of the daily net assets of the Fund for its investment management services. SIMNA also began acting as the administrator to the Schroder U.S. Opportunities Fund. SIMNA's compensation for its services as administrator is included in the Funds advisory fees.

Effective May 15, 2006, the Schroder U.S. Opportunities and Schroder International Alpha Funds each launched a new Advisor Share class. The Schroder U.S. Opportunities and Schroder International Alpha Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, the Fund's may make payments at an annual rate of up to 0.25% of the daily net assets attributable to its Advisor Shares. Until May 9, 2007, SIMNA has contractually agreed to reduce its compensation (and, if necessary pay certain expenses of each of the Funds), to the extent a Fund's Advisor Shares' total operating expenses exceed the following annual rates (based on average net assets of each Fund's Advisor Shares taken separately): Schroder U.S. Opportunities Fund: 1.95% and Schroder International Alpha Fund: 1.50%.




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PROXY VOTING

A description of the Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by visiting the SEC's website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's Statement of Additional Information.

FORM N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' Form N-Q are also available at www.schroderfunds.com.














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DISCLOSURE OF FUND EXPENSES (UNAUDITED)



We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees, among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

   To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.




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DISCLOSURE OF FUND EXPENSES (UNAUDITED)


                                      Beginning            Ending                   Net              Expenses
                                        Account            Account              Annualized             Paid
                                         Value              Value                 Expense             During
                                       11/01/05            4/30/06                Ratios              Period*
--------------------------------------------------------------------------------------------------------------
Schroder North American Equity Fund
--------------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                     $1,000.00           $1,102.50               0.33%               $1.72
   Advisor Shares**                     1,000.00            1,013.50               0.67                 0.55
Hypothetical Example for
   Comparison Purposes
   Investor Shares                     $1,000.00           $1,023.16               0.33%               $1.66
   Advisor Shares                       1,000.00            1,021.47               0.67                 3.36
--------------------------------------------------------------------------------------------------------------
Schroder U.S. Opportunities Fund
--------------------------------------------------------------------------------------------------------------
Actual Expenses                        $1,000.00           $1,197.20               1.03%               $5.61
Hypothetical Example for
   Comparison Purposes                  1,000.00            1,019.69               1.03                 5.16
--------------------------------------------------------------------------------------------------------------
Schroder U.S. Small and Mid Cap Opportunities Fund
--------------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares**                   $1,000.00           $1,014.00               1.40%               $1.16
   Advisor Shares**                     1,000.00            1,014.00               1.61                 1.33
Hypothetical Example for
   Comparison Purposes
   Investor Shares                     $1,000.00           $1,017.85               1.40%               $7.00
   Advisor Shares                       1,000.00            1,016.81               1.61                 8.05
--------------------------------------------------------------------------------------------------------------
Schroder International Alpha Fund
--------------------------------------------------------------------------------------------------------------
Actual Expenses                        $1,000.00           $1,248.50               1.25%               $6.97
Hypothetical Example for
   Comparison Purposes                  1,000.00            1,018.60               1.25                 6.26
--------------------------------------------------------------------------------------------------------------
Schroder Emerging Market Equity Fund
--------------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares**                   $1,000.00           $1,062.00               1.75%               $1.48
   Advisor Shares**                     1,000.00            1,061.00               2.00                 1.69
Hypothetical Example for
   Comparison Purposes
   Investor Shares                     $1,000.00           $1,016.12               1.75%               $8.75
   Advisor Shares                       1,000.00            1,014.88               2.00                 9.99
--------------------------------------------------------------------------------------------------------------
Schroder Enhanced Income Fund
--------------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                     $1,000.00           $1,021.30               0.40%               $2.00
   Advisor Shares                       1,000.00            1,019.80               0.65                 3.26
Hypothetical Example for
   Comparison Purposes
   Investor Shares                     $1,000.00           $1,022.81               0.40%               $2.01
   Advisor Shares                       1,000.00            1,021.57               0.65                 3.26




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                      Beginning            Ending                   Net              Expenses
                                        Account            Account              Annualized             Paid
                                         Value              Value                 Expense             During
                                       11/01/05            4/30/06                Ratios              Period*
--------------------------------------------------------------------------------------------------------------
Schroder Total Return Fixed Income Fund
--------------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                     $1,000.00           $1,007.90               0.40%               $1.99
   Advisor Shares                       1,000.00            1,005.90               0.65                 3.23
Hypothetical Example for
   Comparison Purposes
   Investor Shares                     $1,000.00           $1,022.81               0.40%               $2.01
   Advisor Shares                       1,000.00            1,021.57               0.65                 3.26
--------------------------------------------------------------------------------------------------------------
Schroder Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                     $1,000.00           $1,017.50               0.55%               $2.75
   Advisor Shares                       1,000.00            1,015.20               0.80                 4.00
Hypothetical Example for
   Comparison Purposes
   Investor Shares                     $1,000.00           $1,022.07               0.55%               $2.76
   Advisor Shares                       1,000.00            1,020.83               0.80                 4.01
--------------------------------------------------------------------------------------------------------------
Schroder Short-Term Municipal Bond Fund
--------------------------------------------------------------------------------------------------------------
Actual Expenses
   Investor Shares                     $1,000.00           $1,013.80               0.55%               $2.75
   Advisor Shares                       1,000.00            1,012.50               0.80                 3.99
Hypothetical Example for
   Comparison Purposes
   Investor Shares                     $1,000.00           $1,022.07               0.55%               $2.76
   Advisor Shares                       1,000.00            1,020.83               0.80                 4.01

 * Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

** Fund or Shares commenced operations on March 31, 2006. Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 30/365.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER MEETING (UNAUDITED)


A Meeting of Shareholders (the "Meeting") of Schroder U.S. Opportunities Fund and Schroder International Alpha Fund, each a series of Schroder Capital Funds (Delaware) (the "Trust") was held on March 23, 2006 at the offices of the Trust, 875 Third Avenue, New York, New York 10022. The matters voted upon by Shareholders and the resulting votes are presented below:

PROPOSAL 1.
To approve or disapprove an amended and restated investment advisory agreement between the Trust and Schroder Investment Management North America Inc. on behalf of Schroder U.S. Opportunities Fund and Schroder International Alpha Fund.

VOTES
                                            For         Against      Abstain
                                           -------      -------      -------
Schroder International Alpha Fund          625,151       3,255         429

THE MEETING WAS ADJOURNED TO APRIL 30, 2006, AT WHICH TIME THE FOLLOWING OUTSTANDING MATTERS WERE VOTED UPON BY SHAREHOLDERS AND THE RESULTING VOTES ARE PRESENTED BELOW:

VOTES
                                            For         Against       Abstain
                                           -------      -------       -------
Schroder U.S. Opportunities Fund          2,738,154     508,152       80,177

PROPOSAL 2.
To elect Trustees of the Trust.

VOTES

                                               For                                     Withhold
                                              -----                                    --------
                                                         U.S.                                        U.S.
                                 International      Opportunities         International         Opportunities
                                  Alpha Fund             Fund              Alpha Fund                Fund
                                 -------------      -------------         -------------         -------------
      Peter L. Clark                655,910            3,737,156              3,173                 241,904
      David N. Dinkins              655,910            3,722,468              3,173                 256,592
      Peter E. Guernsey             655,910            3,737,090              3,173                 241,970
      John I. Howell                655,910            3,734,463              3,173                 244,597
      Peter S. Knight               655,910            3,747,874              3,173                 231,186
      William L. Means              655,910            3,748,764              3,173                 230,296
      Clarence F. Michalis          655,910            3,746,718              3,173                 232,342
      Herman C. Schwab              655,910            3,732,968              3,173                 246,092
      James D. Vaughn               655,910            3,747,220              3,173                 231,840




--------------------------------------------------------------------------------
                                       92

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I. INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

o   Applications or forms completed by you; and

o Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II. INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

o We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

o We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

o We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III. OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your non-public personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.




This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors
           Inc. and Schroder Investment Management North America Inc.

--------------------------------------------------------------------------------
[LOGO OMITTED] SCHRODERS

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

           INVESTMENT ADVISOR  Schroder Investment Management North America Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

                     TRUSTEES  Peter L. Clark (Chairman)
                               David N. Dinkins
                               Peter E. Guernsey
                               John I. Howell
                               Peter S. Knight
                               Catherine A. Mazza
                               William L. Means
                               Clarence F. Michalis
                               Hermann C. Schwab
                               James D. Vaughn

                  DISTRIBUTOR  Schroder Fund Advisors Inc.
                               875 Third Avenue, 22nd Floor
                               New York, NY 10022

       TRANSFER & SHAREHOLDER  Boston Financial Data Services, Inc.
              SERVICING AGENT

                    CUSTODIAN  JP Morgan Chase Bank

                      COUNSEL  Ropes & Gray LLP

INDEPENDENT REGISTERED PUBLIC  PricewaterhouseCoopers LLP
ACCOUNTING FIRM


                               The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                               SCHRODER CAPITAL FUNDS (DELAWARE)
                               SCHRODER SERIES TRUST
                               SCHRODER GLOBAL SERIES TRUST
                               P.O. BOX 8507
                               BOSTON, MA 02266
                               (800) 464-3108


                               46973



[LOGO OMITTED] SCHRODERS

ITEM 2.    CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from February 1, 2006 through April 30, 2006 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               Schroder Capital Funds (Delaware)


By (Signature and Title)*                  /s/ Mark A. Hemenetz
                                           --------------------------------
                                           Mark A. Hemenetz,
                                           Principal Executive Officer

Date June 27, 2006





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                  /s/ Mark A. Hemenetz
                                           --------------------------------
                                           Mark A. Hemenetz,
                                           Principal Executive Officer


Date June 27, 2006


By (Signature and Title)*                  /s/ Alan M. Mandel
                                           --------------------------------
                                           Alan M. Mandel,
                                           Treasurer and Chief Financial Officer

Date June 27, 2006
* Print the name and title of each signing officer under his or her signature.